                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                   Investment Company Act file number 811-4279

                           Advantus Series Fund, Inc.
               (Exact name of registrant as specified in charter)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
               (Address of principal executive offices) (Zip code)

                              Eric J. Bentley, Esq.
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                 (651) 665-3500

                      Date of fiscal year end: December 31
                   Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

Filed herewith.

[GRAPHIC]

DECEMBER 31, 2004

ADVANTUS(TM) SERIES FUND, INC.

EQUITIES
INDEX 400 MID-CAP PORTFOLIO
INDEX 500 PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME
INTERNATIONAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET
MONEY MARKET PORTFOLIO

ANNUAL REPORT
ADVANTUS SERIES FUND, INC.

OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS

MINNESOTA LIFE

VARIABLE LIFE INSURANCE*
VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH
VARIABLE ADJUSTABLE LIFE-HORIZON
VARIABLE ADJUSTABLE LIFE-SUMMIT

VARIABLE ANNUITIES*
MULTIOPTION(R) ADVISOR B, C, L
MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R) ANNUITY
ADJUSTABLE INCOME ANNUITY
FLEXANNUITY PLUS
INVESTANNUITY PLUS
INDIVIDUAL ACCUMULATION ANNUITY
GROUP ACCUMULATION ANNUITY

GROUP VARIABLE LIFE*
VARIABLE GROUP UNIVERSAL LIFE

*SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.
MEMBER NASD/SIPC

TABLE OF CONTENTS

                                                                                 PAGE NO.
HOW TO USE THIS REPORT                                                                  1
PORTFOLIO TOTAL RETURN                                                                  2
PRESIDENT'S LETTER                                                                      3
PORTFOLIO MANAGER REVIEWS
   Bond Portfolio                                                                       4
   Money Market Portfolio                                                               6
   Mortgage Securities Portfolio                                                        8
   Index 500 Portfolio                                                                 10
   Maturing Government Bond 2006 Portfolio                                             12
   Maturing Government Bond 2010 Portfolio                                             12
   International Bond Portfolio                                                        16
   Index 400 Mid-Cap Portfolio                                                         18
   Real Estate Securities Portfolio                                                    20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                22
INVESTMENTS IN SECURITIES
   Bond Portfolio                                                                      23
   Money Market Portfolio                                                              31
   Mortgage Securities Portfolio                                                       34
   Index 500 Portfolio                                                                 40
   Maturing Government Bond 2006 Portfolio                                             52
   Maturing Government Bond 2010 Portfolio                                             53
   International Bond Portfolio                                                        55
   Index 400 Mid-Cap Portfolio                                                         60
   Real Estate Securities Portfolio                                                    70
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                                74
   Statements of Operations                                                            76
   Statements of Changes in Net Assets                                                 78
   Notes to Financial Statements                                                       82
FUND EXPENSE EXAMPLES                                                                  99
PROXY VOTING AND QUARTERLY HOLDINGS INFORMATION                                       102
SHAREHOLDER VOTING RESULTS                                                            103
DIRECTORS AND EXECUTIVE OFFICERS                                                      104

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 23.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

[CHART]

                             PORTFOLIO TOTAL RETURN

                          YEAR ENDED DECEMBER 31, 2004

                                             PERCENTAGE OF RETURN
Bond                                                         4.98%
Money Market                                                 0.74%
Mortgage Securities                                          4.81%
Index 500                                                   10.39%
MGB 2006                                                     0.12%
MGB 2010                                                     3.31%
International Bond                                          11.43%
Index 400 Mid-Cap                                           15.73%
Real Estate Securities                                      35.52%

THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

LETTER FROM THE PRESIDENT

[PHOTO OF DIANNE ORBISON]

Dear Shareholder:

As we move into 2005, the US economy continues to grow at a moderate pace. Consumers continue to spend, though the picture is mixed, with robust spending by affluent shoppers offset by a slowdown by the less affluent. Business spending remains low, but not slow enough to derail the recovery. With fourth quarter GDP growth of just under 4 percent, we continue to chug along.

Modest job creation, however, continues to be a drag. Add to this high consumer debt levels and a historically low savings rate, and the growth picture becomes cloudy. Business spending could be a help, however, the focus appears to be on paying down debt and buying back stock.

The Federal Reserve appears satisfied with the rate of recovery and raised short term rates by 25 basis points for the fifth time on December 14. The Fed's obvious goal is to keep the economic recovery alive, while minimizing any chance of igniting an inflationary environment. On that front, it is doing well, with core inflation running in the 2.0 percent range.

Looking at the markets, a post-election rally boosted stocks, with the S&P 500 rising for the year by 10.9 percent. Looking forward however, corporate profit margins continue to drop from the levels enjoyed a year ago when consumer spending was stronger.

Fixed income investments continue to offer fair-to-good relative value. With a modestly growing economy and low inflation, the risk of a significant upward movement in rates appears low. While the Fed will likely take short rates up, we believe intermediate-to-long rates will only move up marginally, leading to positive total returns for the year.

With mortgage interest rates relatively low, demand and appreciation in the residential and commercial real estate sector continue to be strong. A worldwide quest for current income and hard assets is fueling interest in the commercial real estate sector of the economy.

With the recent decrease in oil prices, continuing productivity gains, and the U.S. election behind us, we hope for stronger growth in 2005. We are also hopeful that a slowly declining dollar will reduce the relative cost of US labor and contribute to domestic growth. We expect moderate returns to continue across all investment classes, with equity returns somewhat on the lower side of historical averages. With stable credit markets and strong international demand, we believe fixed income investments are well positioned relative to other investments. We also believe real estate will continue to provide attractive returns and price appreciation.

Sincerely,


/s/ Dianne Orbison

Dianne Orbison
President, Advantus Capital Management

BOND PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

CHRIS SEBALD, CFA
PORTFOLIO MANAGER

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk.

Preservation of capital is a secondary objective. The Bond Portfolio invests primarily in long-term, fixed income, high quality debt instruments.

PERFORMANCE
For the year ended December 31, 2004, short-term interest rates rose, as the Fed continued to raise its target interest rate from 1.25 percent to 2.25 percent. For the same period, the Lehman Brothers Aggregate Bond index** returned 4.34 percent. The portfolio outperformed the index by 64 basis points (bps), bringing the year-to-date return to 4.98 percent*.

PERFORMANCE ANALYSIS
The biggest surprise for the fixed income markets in 2004 was that long-term interest rates did not rise. Given that the Fed raised interest rates by 1.00 percent, real GDP growth was strong at nearly 4 percent. With the dollar falling 8 percent versus the Euro and 4 percent versus the Yen, no economist would have predicted that long-term interest rates would remain virtually unchanged. Blame it on a foreign invasion of the US fixed income markets. Foreign purchases of US dollar bonds in all sectors have been at record levels this year. The purchases resulted from an explosion in trade and our trade deficit with Asian trading partners. Even in the face of rapidly adjusting foreign exchange markets, our foreign partners continue to buy our bonds in an effort to ease the pricing transition on their domestic exporting industries.

This foreign invasion also has had a dramatic impact on our fixed income spread markets, helping to drive valuations quickly to near all-time tight levels. Corporate bond spreads are now only a few basis points from all-time tights and the mortgage market more recently recorded Option Adjusted Spread (OAS) levels only 1-2 basis points from the tightest spreads reached over the last 10 years. Commercial Mortgage-Backed Securities (CMBS) and Asset Backed Securities (ABS) have also reached tight spread levels not seen since the mid-90s.

In the 4th quarter of 2004, the spread markets had a stellar performance as much of this year's return was generated in the last 3 months of the year. Returns in excess of treasuries (excess return) by asset class were as follows for the 4th quarter: Credit 86 bps, MBS 84 bps, CMBS 49 bps and ABS 31 bps.

For the year, excess returns were as follows: Credit 163 bps, MBS 142 bps, ABS 142 bps and CMBS 118 bps.

The main drivers of the Portfolio's outperformance were security selection and sector allocation. As the portfolio was slightly overweight in spread related securities, the narrowing of spreads contributed to returns. Credit returns were substantial in the fourth quarter, registering more than 50 percent of the year-to-date return in this quarter alone. Mortgage-Backed Securities (MBS) pass-throughs had similar results, whereas CMBS and ABS were the winners of the first part of the year. However, security selection was a consistent driver, as many of our corporate picks continued to out perform the credit segment and our overall strategy in the mortgage and structured finance sectors continued to do well relative to index exposures.

OUTLOOK
We expect inflation to start to rise in the coming years. It is still too difficult to determine whether inflation will rise significantly this next year, however, eventually the impact of the depreciation in the dollar will raise price levels in the US. We also expect interest rates to rise in the US, based in part on our expected rise in inflation but mainly due to the Fed's program of continuing to raise interest rates. In 2004 the rise in short-term interest rates has served to increase real short yields from negative to slightly positive. As real yields are likely to continue to rise, there should be a commensurate impact on long-term interest rates. The fundamentals for the credit and prepayment markets are changing as well. We expect volatility in the corporate market to increase due to increased merger and acquisition activity and as corporate managers seek to please shareholders at the expense of bondholders. However, corporate fundamentals appear to be as strong as any time over the last 5 years and this, coupled with an expected low corporate bond supply next year is likely to keep a lid on spreads. MBS spreads also remain low, as they have been the prime choice for foreign investors looking for spread securities. As most sector spreads are close to all-time tights, we are planning to stay closer to benchmark allocations until valuations improve.

TEN LARGEST BOND HOLDINGS***

                                                              MARKET         % OF BOND
SECURITY DESCRIPTION                                          VALUE          PORTFOLIO
--------------------                                      --------------    -----------
U.S. Treasury Bond--3.375%, 10/15/09                      $    9,134,189            3.1%
U.S. Treasury Bond--4.75%, 05/15/14                            9,081,980            3.0%
Federal National Mortgage
Association--5.500%, 04/01/34                                  9,042,672            3.0%
U.S. Treasury Bond--2.50%, 10/31/06                            8,172,978            2.8%
Federal Home Loan Mortgage
Corporation--5.500%, 05/01/34                                  7,225,139            2.4%
Federal National Mortgage
Association--6.500%, 09/01/32                                  5,815,934            2.0%
Federal National Mortgage
Association--5.500%, 03/01/34                                  5,579,549            1.9%
U.S. Treasury Bond--5.375%, 02/15/31                           5,395,827            1.8%
Federal National Mortgage
Association--5.500%, 04/01/33                                  4,784,732            1.6%
Federal Home Loan Mortgage
Corporation--5.500%, 07/15/06                                  4,656,852            1.6%
                                                          --------------    -----------
                                                          $   68,889,852           23.2%
                                                          ==============    ===========

[CHART]

ASSET QUALITY (SHOWN AS A PERCENT OF NET ASSETS)***

U.S. Treasury                            (13.7%)
U.S. Government Agencies                 (31.3%)
AAA Rated                                 (9.4%)
AA Rated                                  (9.5%)
A Rated                                  (12.0%)
BBB Rated                                (19.8%)
BB Rated                                  (1.8%)
Preferred Stock                           (1.1%)
Cash and Other Assets/Liabilities         (1.4%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year                             4.98%
Five year                            7.81%
Ten year                             7.32%

(Thousands)

                                                        LEHMAN
                                                       AGGREGATE
                    BOND PORTFOLIO         CPI        BOND INDEX
12/31/1994           $    10.000        $  10.000     $    10.000
12/31/1995           $    11.975        $  10.372     $    11.847
12/31/1996           $    12.330        $  10.716     $    12.278
12/31/1997           $    13.491        $  10.899     $    13.463
12/31/1998           $    14.312        $  11.074     $    14.632
12/31/1999           $    13.921        $  11.372     $    14.512
12/31/2000           $    15.375        $  11.757     $    16.199
12/31/2001           $    16.589        $  11.939     $    17.567
12/31/2002           $    18.332        $  12.223     $    19.369
12/31/2003           $    19.312        $  12.453     $    20.164
12/31/2004           $    20.273        $  12.712     $    21.038

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1994 through December 31, 2004, assuming reinvestment of distributions, if any.

* THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

*** Composition is as of December 31, 2004.

MONEY MARKET PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF TOM HOUGHTON]

TOM HOUGHTON
PORTFOLIO MANAGER

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE
The Money Market Portfolio returned 0.74 percent* for the year ended December 31, 2004. This compares to the Portfolio's benchmark, the three-month U.S. Treasury Bill, which returned 0.83 percent over the same period.

PERFORMANCE ANALYSIS
The portfolio's performance was driven by sticking to its strategy of investing primarily in high-quality US corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's), which remains a sound alternative for investors seeking a high degree of safety and liquidity and which continues to offer better yields than Treasury bills of similar maturities. The portfolio's holdings continue to be well diversified over a variety of stable industries and companies.

Rates in the short end continued to rise as the Fed raised rates twice during the quarter (for the second consecutive quarter). At the end of the year the Fed Funds rate stood at 2.25 percent, up from 1.25 percent at the start of the year. Over the past 12-month period, the yield on the three-month T-bill increased from .92 percent to 2.21 percent, while the yield on the six-month T-bill increased by 157 percentage points to 2.58 percent. Yields offered in the commercial paper market climbed as well, practically mirroring the rise in the Fed Funds rate. As rates along the CP curve increased we gradually increased the days to maturity in the portfolio to take advantage of the climbing yields.

OUTLOOK
We expect inflation to start to rise in the coming years. It is still too difficult to determine whether inflation will rise significantly this next year, however, eventually the impact of the depreciation in the dollar will raise price levels in the US. We also expect interest rates to rise in the US, based in part on our expected rise in inflation but mainly due to the Fed's program of continuing to raise interest rates. We believe the Fed will stay in its current "measured" tightening phase until it believes that real short term rates have risen substantially enough to ease inflationary pressures. This could take several more months.

[CHART]

                            AVERAGE DAYS TO MATURITY

            NUMBER OF DAYS
Jan                     43
Jan                     41
Jan                     41
Jan                     40
Feb                     41
Feb                     42
Feb                     40
Feb                     38
Mar                     36
Mar                     38
Mar                     37
Mar                     36
Apr                     32
Apr                     45
Apr                     48
Apr                     48
Apr                     46
May                     48
May                     50
May                     45
May                     47
Jun                     46
Jun                     47
Jun                     49
Jun                     44
Jul                     42
Jul                     38
Jul                     45
Jul                     49
Jul                     49
Aug                     52
Aug                     53
Aug                     55
Aug                     54
Sep                     52
Sep                     50
Sep                     55
Sep                     54
Sep                     54
Oct                     65
Oct                     62
Oct                     64
Oct                     71
Nov                     77
Nov                     75
Nov                     73
Nov                     75
Dec                     72
Dec                     70
Dec                     69
Dec                     65
Dec                     64

[CHART]

                            SEVEN-DAY COMPOUND YIELD*

                     YIELD
Jan                   0.54%
Jan                   0.54%
Jan                   0.53%
Jan                   0.53%
Feb                   0.52%
Feb                   0.52%
Feb                   0.52%
Feb                   0.65%
Mar                   0.65%
Mar                   0.58%
Mar                   0.40%
Mar                   0.42%
Apr                   0.42%
Apr                   0.40%
Apr                   0.38%
Apr                   0.38%
Apr                   0.37%
May                   0.37%
May                   0.37%
May                   0.38%
May                   0.38%
Jun                   0.40%
Jun                   0.41%
Jun                   0.42%
Jun                   0.47%
Jul                   0.48%
Jul                   0.52%
Jul                   0.55%
Jul                   0.55%
Jul                   0.57%
Aug                   0.64%
Aug                   0.67%
Aug                   0.71%
Aug                   0.75%
Sep                   0.79%
Sep                   0.82%
Sep                   0.84%
Sep                   0.89%
Sep                   0.94%
Oct                   0.96%
Oct                   1.01%
Oct                   1.06%
Oct                   1.17%
Nov                   1.22%
Nov                   1.37%
Nov                   1.43%
Nov                   1.47%
Dec                   1.48%
Dec                   1.49%
Dec                   1.55%
Dec                   1.58%
Dec                   1.66%

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

MORTGAGE SECURITIES PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

[PHOTO OF DAVID LAND]

CHRIS SEBALD, CFA AND DAVID LAND, CFA
PORTFOLIO MANAGERS

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by Mortgage Securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of Mortgage Securities may fluctuate in response to changes in interest rates and are not guaranteed.

PERFORMANCE
For the year ended December 31, 2004, short-term interest rates rose, as the Fed continued to raise its target interest rate from 1.25 percent to 2.25 percent. During the same period the Lehman Brothers Mortgage-Backed Securities index** returned 4.70 percent. The portfolio outperformed the index by 11 basis points
(bps), bringing the year-to-date return to 4.81 percent*.

PERFORMANCE ANALYSIS
The biggest surprise for the fixed income markets in 2004 was that long-term interest rates did not rise. Given that the Fed raised interest rates by 1.00 percent, real GDP growth was strong at nearly 4 percent. With the dollar falling 8 percent versus the Euro and 4 percent versus the Yen, no economist would have predicted that long-term interest rates would remain virtually unchanged. Blame it on a foreign invasion of the US fixed income markets. Foreign purchases of US dollar bonds in all sectors have been at record levels this year. The purchases result from an explosion in trade and our trade deficit with Asian trading partners. Even in the face of rapidly adjusting foreign exchange markets, our foreign partners continue to buy our bonds in an effort to ease the pricing transition on their domestic exporting industries.

This foreign invasion also has had a dramatic impact on the U.S. fixed income spread markets, helping to drive valuations quickly to near all-time tight levels. Mortgage security spreads are now only a few basis points from all-time tight levels reached over the last 10 years. Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS) have also reached tight spread levels not seen since the mid-90s.

In the 4th quarter of 2004, the spread markets had a stellar performance as much of this year's return was generated in the last 3 months of the year. Returns in excess of treasuries (excess return) by asset class were as follows for the fourth quarter: MBS 84 bps, CMBS 49 bps and ABS 31 bps.

For the year, excess returns were as follows: MBS 142 bps, ABS 142 bps and CMBS 118 bps.

The main drivers of the portfolio's return were sector allocation and security selection. Mortgage Backed Securities (MBS) passthrough excess returns were substantial in the fourth quarter, registering nearly 50 percent of the year-to-date excess return in this quarter alone, whereas CMBS and ABS were the winners of the first part of the year. As passthrough spreads narrowed, we continued to invest in non-agency MBS that provide additional yield and better prepayment protection. This segment of the market continues to develop with the advent of new mortgage products and additional segmentation of borrower groups.***

OUTLOOK
We expect inflation to start to rise in the coming years. It is still too difficult to determine whether inflation will rise significantly this next year, however, eventually the impact of the depreciation in the dollar will raise price levels in the US. We also expect interest rates to rise in the US, based in part on our expected rise in inflation but mainly due to the Fed's program of continuing to increase interest rates.

In 2004 the rise in short-term interest rates has served to increase real short yields from negative to slightly positive. As real yields likely rise, there should be a commensurate effect with long-term interest rates. MBS spreads remain low, as they have been the prime choice for foreign investors looking for spread securities. We expect 2005 to be more like 2004, with low supply of fixed rate passthrough securities and strong demand. However, we do not anticipate the level of spread tightening and return that resulted last year. As the segmentation of the non-agency market continues to steal issuance from the fixed rate market, we expect these new segments to hold the most value for the portfolio in the coming year.

We currently don't see the ABS market as offering the value it has in the recent past. Spreads have narrowed substantially in the housing related ABS sectors in the past two years and we don't anticipate adding much in this area.

[CHART]

ASSET QUALITY (SHOWN AS A PERCENT OF NET ASSETS)***

U.S. Government Agencies               (55.8%)
AAA Rated                              (16.1%)
AA Rated                               (11.0%)
A Rated                                 (6.0%)
BBB Rated                               (9.7%)
BB Rated                                (0.3%)
Cash and Other Assets/Liabilities       (1.1%)

[CHART]

SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

FHLMC                                                              (4.3%)
Vendee Mortgage Trust                                              (0.1%)
State and Local Government Obligations                             (0.6%)
FNMA                                                              (47.0%)
Corporate Obligations-Financial-Real Estate                        (1.0%)
GNMA                                                               (3.8%)
Commercial Mortgage-Backed Securities                              (1.1%)
Asset Backed Securities                                           (18.8%)
Non-Agency Commercial Mortgage-Backed Securities                   (9.1%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds        (13.1%)
Cash and Other Assets/Liabilities                                  (1.1%)

[CHART]

SOLID LIQUIDITY (SHOWN AS A PERCENT OF NET ASSETS)***

Public Issues                          (89.8%)
Liquid 144A's                           (5.8%)
Illiquid 144A                           (3.3%)
Cash and Other                          (1.1%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO,
                                 LEHMAN BROTHERS
            MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year        4.81%
Five year       7.85%
Ten year        7.96%

(Thousands)

                                                    LEHMAN
                      MORTGAGE                 MORTGAGE-BACKED
                     SECURITIES                   SECURITIES
                     PORTFOLIO        CPI           INDEX
12/31/1994           $   10.000   $   10.000   $        10.000
12/31/1995           $   11.801   $   10.372   $        11.680
12/31/1996           $   12.421   $   10.716   $        12.305
12/31/1997           $   13.556   $   10.899   $        13.473
12/31/1998           $   14.447   $   11.074   $        14.411
12/31/1999           $   14.734   $   11.372   $        14.678
12/31/2000           $   16.473   $   11.757   $        16.317
12/31/2001           $   17.962   $   11.939   $        17.658
12/31/2002           $   19.697   $   12.223   $        19.203
12/31/2003           $   20.515   $   12.453   $        19.792
12/31/2004           $   21.502   $   12.712   $        20.723

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1994 through December 31, 2004, assuming reinvestment of distributions, if any.

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

***Composition is as of December 31, 2004.

INDEX 500 PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT
PORTFOLIO MANAGER

The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

PERFORMANCE
For the year ended December 31, 2004, the Portfolio's benchmark, the S&P 500 Index,** ended the year up 10.88 percent. The Index 500 Portfolio returned 10.39* percent for the same period.

PERFORMANCE ANALYSIS
All eleven sectors ended the period with strong positive returns. Financial names led with a 2.24 percent contribution on a sector return of 10.9 percent return. Energy names followed with a 1.8 percent contribution on a sector return of 30.99 percent. All size categories posted positive returns for the year with mid-sized companies (quintile 3) posting the best returns (20.8 percent).

Standard and Poor's announced that the S&P 500 Index will be migrating from a pure market capital weighted index to a free float adjusted index in 2005. Free float weightings adjust individual stock weights to account for shares outstanding that are not available to the public--illiquid or closely held shares. The methodology change will be completed in phases in 2005 to minimize pricing dislocation on individual names. The net return of the Portfolio lags the index as a result of management fees and expenses.***

OUTLOOK
While growth will remain modest, we expect the economic recovery to continue in 2005, with the consumer strongly influencing the rate of recovery. We are also hopeful that a slowly declining dollar will reduce the relative cost of US labor and contribute to domestic growth. Moderate returns will continue across all investment classes as we move into 2005. Equity returns will be somewhat on the lower side of historical averages. With stable credit markets and strong international demand, we believe fixed income investments are well positioned relative to other investments. We also believe real estate will continue to provide attractive returns and price appreciation.

TEN LARGEST STOCK HOLDINGS***

                                                               MARKET       % OF STOCK
SECURITY DESCRIPTION                           SHARES          VALUE        PORTFOLIO
--------------------                         ----------   ---------------   ----------
General Electric Company                       616,905    $    22,517,032       3.4%
Exxon Mobil Corporation                        376,446         19,296,620       2.9%
Microsoft Corporation                          634,379         16,944,263       2.6%
Citigroup, Inc.                                302,832         14,590,446       2.2%
Wal-Mart Stores, Inc.                          247,113         13,052,509       2.0%
Pfizer, Inc.                                   439,448         11,816,757       1.8%
Bank of America Corporation                    235,694         11,075,261       1.7%
Johnson & Johnson                              173,173         10,982,632       1.7%
American International Group, Inc.             151,982          9,980,658       1.5%
International Business Machines Corp.           97,139          9,575,963       1.5%
                                                          ---------------      ----
                                                          $   139,832,141      21.3%
                                                          ===============      ====

[CHART]

SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

Basic Materials                                  (3.3%)
Capital Goods                                    (8.9%)
Communication Services                           (4.7%)
Consumer Cyclical                               (11.3%)
Consumer Staples                                (11.1%)
Energy                                           (6.9%)
Financial                                       (20.9%)
Health Care                                     (12.2%)
Technology                                      (15.3%)
Transportation                                   (1.7%)
Utilities                                        (3.1%)
Cash and Other Assets/Liabilities                (0.6%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year        10.39%
Five year       -2.69%
Ten year        11.46%

(Thousands)

               INDEX 500 PORTFOLIO       CPI         S&P 500 INDEX
12/31/1994          $    10.000      $     10.000    $      10.000
12/31/1995          $    13.683      $     10.372    $      13.758
12/31/1996          $    16.645      $     10.716    $      16.917
12/31/1997          $    22.032      $     10.899    $      22.561
12/31/1998          $    28.199      $     11.074    $      29.009
12/31/1999          $    33.916      $     11.372    $      35.117
12/31/2000          $    30.732      $     11.757    $      31.912
12/31/2001          $    26.966      $     11.939    $      28.120
12/31/2002          $    20.935      $     12.223    $      21.906
12/31/2003          $    26.806      $     12.453    $      28.189
12/31/2004          $    29.592      $     12.712    $      31.256

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1994 through December 31, 2004, assuming reinvestment of distributions, if any.

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

+"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

This sub-account seeks investment results that generally correspond to the index from which it takes its name. You cannot invest directly into an index.

***Composition is as of December 31, 2004.

MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

CHRIS SEBALD, CFA
PORTFOLIO MANAGER

The Maturing Government Bond 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2006 and 2010 liquidation dates of each Portfolio.

PERFORMANCE
For the year ended December 31, 2004, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2006 Portfolio*                       0.12 percent
Maturing Government Bond 2010 Portfolio*                       3.31 percent

For the year ended December 31, 2004, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2006 Index**                         1.30 percent
Ryan Lab's Inc. September 2010 Index**                         4.71 percent

PERFORMANCE ANALYSIS
The 2006 portfolio beat its benchmark on a gross basis, while gross returns for the 2010 portfolio underperformed by 16 basis points. The net return of the portfolio lags the index as a result of management fees and expenses.

The biggest surprise for the fixed income markets in 2004 was that long-term interest rates did not rise. Given that the Federal Reserve Board raised interest rates by 1 percent, real growth of the gross domestic product (GDP) was strong, at nearly 4 percent. With the dollar falling 8 percent versus the Euro and 4 percent versus the Yen, nary an economist would have predicted that long-term interest rates would remain virtually unchanged. Blame it on a foreign invasion of the U.S. fixed income markets. Foreign purchases of U.S. dollar bonds in all sectors were at record levels last year. The purchases resulted from an explosion in trade and our trade deficit with Asian trading partners. Even in the face of rapidly adjusting foreign exchange markets, our foreign partners continue to buy our bonds in an effort to ease the pricing transition on their domestic exporting industries.

Interest rates rose 124 basis points in the two-year Treasury and fell 2 basis points in the 10-year Treasury. Nearly all sectors of the non-Treasury market narrowed in spread versus treasuries. Spreads narrowed due to low interest rate volatility and investors continued search for yield in the current low interest rate environment. The enhanced yield the portfolio earns on non-Treasury securities, however, helped the portfolio's return. Yet, overall, the yield on the portfolio was hurt because short-term bonds had very low yields. Our strategy has been to remain invested in non-Treasury securities with high credit quality in an effort to outperform the benchmark by out yielding it.

OUTLOOK
We expect inflation to start to rise in the coming years. It is still too difficult to determine whether inflation will rise significantly in 2005; however, eventually the impact of the depreciation in the dollar will raise price levels in the U.S. We also expect interest rates to rise in the U.S., based in part on our expected rise in inflation but mainly due to the Fed's program of continuing to raise interest rates. In 2004, the rise in short-term interest rates has served to increase real short yields from negative to slightly positive. As real yields are likely to continue to rise, there should be a commensurate impact on long-term interest rates.

[CHART]

MATURING GOVERNMENT BOND 2006 PORTFOLIO (SHOWN AS A PERCENT OF NET ASSETS)***

FHLMC Strip                                 (10.9%)
FNMA Strip                                  (26.0%)
Resolution Funding Corporation Strip         (8.2%)
U.S. Treasury Strip                          (7.9%)
Israel Government Aid Bond                  (16.9%)
Financing Corporation Strip                 (30.1%)

[CHART]

MATURING GOVERNMENT BOND 2010 PORTFOLIO (SHOWN AS A PERCENT OF NET ASSETS)***

FNMA Strip                                  (16.6%)
Financing Corporation Strip                 (16.2%)
Government Trust Certificate                (11.8%)
Israel Government Aid Bond                  (18.6%)
Resolution Funding Corporation Strip        (11.8%)
Tennessee Valley Authority                   (5.7%)
U.S. Treasury Strip                         (19.3%)

MATURING GOVERNMENT BOND PORTFOLIOS

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year        0.12%
Five year       7.58%
Ten year        8.58%

(Thousands)

                   MATURING GOVERNMENT
                        BOND 2006
                        PORTFOLIO             CPI        RYAN LABS INDEX
12/31/1994         $            10.000   $      10.000   $        10.000
12/31/1995         $            13.472   $      10.115   $        13.549
12/31/1996         $            13.309   $      10.372   $        13.368
12/31/1997         $            14.989   $      10.716   $        15.135
12/31/1998         $            17.142   $      10.899   $        17.402
12/31/1999         $            15.803   $      11.074   $        16.107
12/31/2000         $            18.273   $      11.372   $        18.832
12/31/2001         $            19.749   $      11.757   $        20.731
12/31/2002         $            22.314   $      11.939   $        23.362
12/31/2003         $            22.749   $      12.223   $        23.910
12/31/2004         $            22.777   $      12.712   $        24.217

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1994 through December 31, 2004, assuming reinvestment of distributions, if any.

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year         3.31%
Five year        9.96%
Ten year        10.08%

(Thousands)

                   MATURING GOVERNMENT
                        BOND 2010
                        PORTFOLIO             CPI        RYAN LABS INDEX
12/31/1994         $            10.000   $      10.000   $        10.000
12/31/1995         $            14.122   $      10.115   $        14.412
12/31/1996         $            13.639   $      10.372   $        13.976
12/31/1997         $            16.076   $      10.716   $        16.363
12/31/1998         $            18.372   $      10.899   $        18.955
12/31/1999         $            16.252   $      11.074   $        16.802
12/31/2000         $            19.723   $      11.372   $        20.799
12/31/2001         $            20.702   $      11.757   $        21.432
12/31/2002         $            24.606   $      11.939   $        25.484
12/31/2003         $            25.284   $      12.223   $        26.309
12/31/2004         $            26.121   $      12.712   $        27.548

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1994 through December 31, 2004, assuming reinvestment of distributions, if any.

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**Ryan Labs, Inc. September 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2006 and 2010, respectively.

***Composition is as of December 31, 2004.

                 (This page has been left blank intentionally.)

INTERNATIONAL BOND PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF EDWARD DOVE]

EDWARD DOVE
JULIUS BAER INVESTMENTS LIMITED

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the portfolio, Julius Baer Investment Management, Inc. provides investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

PERFORMANCE
The International Bond Portfolio returned 11.43 percent* for the year ended December 31, 2004. This compares to the Portfolio's benchmark, the Citigroup Non-US World Government Bond Index** (formerly the Salomon Brothers Non-US World Government Bond Index) which returned 12.14 percent for the same period.

PERFORMANCE ANALYSIS
Our view of the world going into 2004 was for a gradual improvement of the global economy and that bond markets were fully valued. We therefore structured the portfolio to reflect this bearish outlook. Despite 2004 having the best global growth for 30 years, an increase in US payrolls, a major commodity price surge and a turnaround in the earlier downward inflation trend, bond markets continued to rally (with the exception of the second quarter). The below index duration of the portfolio was the major drag on performance during the year. We correctly identified that the European markets would be among the best performers in 2004 and remained overweight throughout the year. European growth was softer than expected and that, along with a strong euro, helped European yields decline further. Poland was the top performer in 2004 and a market where we have maintained a position for most of the year. On the whole, the dollar continued to weaken against the euro and yen, which benefited non US markets. Sterling, however, ended the year poorly on the view that the Bank of England had finished raising interest rates. The weakness of sterling in the fourth quarter had a negative impact on performance.

OUTLOOK
Looking to the year ahead we think the macro landscape will be marked by a steady slowing of the global growth momentum--with the great growth engines of the US and China both slowing down. Tighter monetary policy and the lagged impact of higher oil prices, together (in the US) with the expiration of last year's tax cuts will all crimp growth. We find the outlook in Europe and Japan less inspiring still. Softer overseas growth and tightening monetary conditions via stronger currencies will take their toll.

In terms of the major market themes, we think 2005 will be a year of higher bonds yields--driven primarily by the US Treasury market. We see 10-year Treasury yields rising to 5 1/4 percent by the end of the year, against a backdrop of tightening liquidity, firm growth and rising core inflation.

In Europe the case for a decoupling of bonds from Treasuries has rarely been stronger. The weak dollar is causing tighter monetary conditions in Europe, hitting one of the few successful areas of the region's economy--namely the external sector. We think European yields will ultimately be dragged higher by the Treasury market but bonds will outperform.

Elsewhere, we like the New Zealand and the UK markets. The macro stories, involving slowing growth and a peak in domestic rates are similar. The story in New Zealand, where other forces argue for a sharp slowdown in growth are more compelling than in the UK, so this would be our favored trade.

As for currencies, we enter 2005 less bearish on the dollar than we have been in recent years. Many of the key reasons for disliking the dollar: the burgeoning current account; international reluctance to finance it; historically low rates; dollar overvaluation and official US policy neglect are wearing thin. Higher US rates and an increasing yield gap with Europe clearly work to negate the interest rate argument, and should ultimately help attract capital to the US. The other dollar "positive" (reduced dollar negative) is the valuation issue, especially against the euro, where we find it hard to argue that the dollar is now overvalued. This is less the case with Asia, but there still remains a greater reluctance in the region to an ever weakening dollar. Taking all of this into account, we would remain short the dollar, but only modestly so, and be prepared to take a more constructive view later in the year.

TEN LARGEST BOND HOLDINGS***

                                                              MARKET        % OF BOND
SECURITY DESCRIPTION                                          VALUE         PORTFOLIO
--------------------                                      --------------   ------------
United Kingdom Gilt (British Sterling
Pound)--7.500%, 12/07/06                                  $    5,493,541            8.4%
United Kingdom Gilt (British Sterling
Pound)--4.750%, 09/07/15                                       3,315,377            5.1%
Quebec Province (Japanese
Yen)--1.600%, 05/09/13                                         3,192,228            4.9%
New Zealand Government Bond (New
Zealand Dollar)--7.000%, 07/15/09                              3,141,379            4.8%
Landwirtsch Rentenbank (Japanese
Yen)--1.375%, 04/25/13                                         2,963,482            4.5%
Hellenic Republic Government Bond
(Euro)--3.250%, 06/21/07                                       2,945,206            4.5%
European Investment Bank (Euro)--
4.875%, 04/15/06                                               2,943,098            4.5%
Spain Government Bond (Euro)--
4.400%, 01/31/15                                               2,874,899            4.4%
Netherlands Government Bond
(Euro)--3.750%, 07/15/09                                       2,666,072            4.1%
United Kingdom Gilt (British Sterling
Pound)--8.000%, 12/07/15                                       2,638,052            4.0%
                                                          --------------   ------------
                                                          $   32,173,334           49.2%
                                                          ==============   ============

[CHART]

COUNTRY DIVERSIFICATION
(SHOWN AS A PERCENT OF NET ASSETS)***

Austria                                           (3.4%)
Belgium                                           (2.1%)
Canada                                            (4.7%)
Finland                                           (3.7%)
France                                            (4.3%)
Germany                                           (8.5%)
Cash and Other Assets/Liabilities                 (3.6%)
Greece                                            (4.5%)
Ireland                                           (3.7%)
Italy                                             (4.6%)
Japan                                             (3.7%)
Grand Cayman                                      (0.6%)
Luxembourg                                        (0.6%)
Mexico                                            (3.8%)
Netherlands                                       (4.5%)
New Zealand                                       (9.4%)
Poland                                            (4.0%)
Portugal                                          (2.6%)
Spain                                             (4.3%)
Supranational                                     (4.4%)
United Kingdom                                   (18.7%)
United States                                     (0.3%)

[CHART]

CURRENCY DIVERSIFICATION
(SHOWN AS A PERCENTAGE OF NET ASSETS)***

British Sterling Pound                           (19.3%)
Euro                                             (39.6%)
Japanese Yen                                     (20.0%)
Mexican Peso                                      (3.7%)
New Zealand Dollar                                (9.4%)
Poland Zloty                                      (4.1%)
USD                                               (0.3%)
Cash and Other Assets                             (3.6%)

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL BOND PORTFOLIO,
      CITIGROUP NON-US WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year                       11.43%
Five year                       9.56%
Since inception (10/1/97)       7.52%

(Thousands)

               INTERNATIONAL BOND                   CITIGROUP NON-US WORLD
                   PORTFOLIO             CPI           GOV'T BOND INDEX
 10/1/1997     $           10.000   $      10.000   $               10.000
12/31/1997     $           10.008   $      10.006   $                9.645
12/31/1998     $           11.626   $      10.167   $               11.631
12/31/1999     $           10.719   $      10.440   $               10.785
12/31/2000     $           10.870   $      10.794   $               10.501
12/31/2001     $           10.706   $      10.962   $               10.129
12/31/2002     $           12.627   $      11.222   $               12.357
12/31/2003     $           15.185   $      11.433   $               14.644
12/31/2004     $           16.921   $      11.805   $               16.423

On the chart above you can see how the International Bond Portfolio's total return compared to the CitiGroup Non-USD World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Bond Portfolio (October 1, 1997) through December 31, 2004, assuming reinvestment of distributions, if any.

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup Non U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

***Composition is as of December 31, 2004.

INDEX 400 MID-CAP PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT,
PORTFOLIO MANAGER

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

PERFORMANCE
For the year ended December 31, 2004, the S&P 400 MidCap Index** ended the year up 16.48 percent. The Index 400 Mid-Cap Portfolio returned 15.73 percent* for the same period.

PERFORMANCE ANALYSIS
Ten of the eleven sectors ended the period with positive returns. Consumer cyclical names led with a 4.09 percent contribution on a sector return of 20.58 percent return. Financials followed with 3.7 percent contribution on a sector return of 19.96 percent. However, the energy sector ended the year with the best return: 34.47 percent. All size categories posted positive returns for the quarter with smaller-sized companies (quintile 4) posting the best returns.

Standard and Poor's announced that the S&P 400 MidCap Index will be migrating from a pure market capital weighted index to a free float adjusted index in 2005. Free float weightings adjust individual stock weights to account for shares outstanding that are not available to the public--illiquid or closely held shares. The methodology change will be completed in phases in 2005 to minimize pricing dislocation on individual names. The net return of the Portfolio lags the index as a result of management fees and expenses.***

OUTLOOK
While growth will remain modest, we expect the economic recovery to continue in 2005, with the consumer strongly influencing the rate of recovery. We are also hopeful that a slowly declining dollar will reduce the relative cost of US labor and contribute to domestic growth. Moderate returns will continue across all investment classes as we move into 2005. Equity returns will be somewhat on the lower side of historical averages. With stable credit markets and strong international demand, we believe fixed income investments are well positioned relative to other investments. We also believe real estate will continue to provide attractive returns and price appreciation.

TEN LARGEST STOCK HOLDINGS***

                                                          MARKET      % OF STOCK
SECURITY DESCRIPTION                         SHARES       VALUE        PORTFOLIO
--------------------                        --------   ------------   ----------
Washington Post                                 745    $    732,350      0.9%
DR Horton, Inc.                              18,099         729,571      0.9%
Lennar Corporation                           12,119         686,905      0.8%
Harman International Industries, Inc.         5,198         660,146      0.8%
Fidelity National Financial, Inc.            13,539         618,326      0.7%
Murphy Oil Corporation                        7,141         574,493      0.7%
Legg Mason, Inc.                              7,820         572,893      0.7%
Lyondell Chemical Company                    18,750         542,250      0.6%
Weatherford International, Ltd.              10,544         540,907      0.6%
Tyson Foods, Inc.                            27,394         504,050      0.6%
                                                       ------------      ----
                                                       $  6,161,891      7.3%
                                                       ============      ====

[CHART]

SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

Basic Materials                                         (4.6%)
Capital Goods                                           (6.5%)
Communication Services                                  (1.9%)
Consumer Cyclical                                      (17.5%)
Consumer Staples                                        (8.7%)
Energy                                                  (6.9%)
Financial                                              (17.6%)
Health Care                                             (9.7%)
Technology                                             (14.0%)
Transportation                                          (2.2%)
Utilities                                               (6.4%)
S&P Depository Receipts                                 (0.5%)
Cash and Other Assets/Liabilities                       (3.5%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                  S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year                        15.73%
Five year                        8.73%
Since inception (10/1/97)       10.46%

(Thousands)

                                  INDEX 400 MID-CAP PORTFOLIO       CPI              S&P 400 MIDCAP INDEX
 10/1/1997                              $   10.000               $   10.000               $   10.000
12/31/1997                              $   10.006               $   10.006               $   10.052
12/31/1998                              $   11.675               $   10.167               $   11.971
12/31/1999                              $   13.539               $   10.440               $   13.736
12/31/2000                              $   15.712               $   10.794               $   16.142
12/31/2001                              $   15.544               $   10.962               $   16.045
12/31/2002                              $   13.207               $   11.222               $   13.718
12/31/2003                              $   17.775               $   11.433               $   18.604
12/31/2004                              $   20.571               $   11.805               $   21.671

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 2004, assuming reinvestment of distributions, if any.

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

+"Standard & Poor's(R)", "S&P(R)", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

This sub-account seeks investment results that generally correspond to the index from which it takes its name. You cannot invest directly into an index.

***Composition is as of December 31, 2004.

REAL ESTATE SECURITIES PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF JOE BETLEJ]

JOE BETLEJ, CFA PORTFOLIO MANAGER

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

PERFORMANCE

The Real Estate Securities Portfolio earned a total return of 35.52 percent* for the year ended December 31, 2004, reflecting the strength of real estate stocks in the current economy. The Portfolio outperformed the Dow Jones-Wilshire Associates Real Estate Securities Index** (formerly the Wilshire Associates Real Estate Securities Index) by 74 basis points, The Index provided a return of
34.78 percent over the same period.

PERFORMANCE ANALYSIS

Quarter-by-quarter, the performance was quite erratic as the strong first quarter performance was followed by a weak second quarter, modest growth in third quarter and strong performance in the fourth quarter of 2004. The resulting high returns to the real estate group were largely a result of investors' attraction to these stocks after the correction they experienced in April and May of this year.

The Portfolio's performance relative to the index is due largely to strength in stock picking and secondarily to sector selection. Key to stock selection was the identification of companies with near term earnings growth accompanied by a prudent capitalization strategy. Due to the strong interest in real estate stocks, the larger capitalization stocks performed well, largely due to their liquidity. The portfolio's exposure to these groups was enhanced throughout the year to recognize the effect of funds flow. It appears that the market anticipated a rebound in fundamentals too early on cyclically rebounding groups like office, resulting in early strength, but lagging performance for the year. The portfolio was underweight to office in 2004.

The portfolio's weights in hotel and regional mall companies were increased during the year to reflect the strengthening of fundamentals of these groups. Holdings in property types not part of the index, including Healthcare and Commercial Mortgage companies, added to performance. In the second half of 2004, the inclusion of a selective group of real estate initial public offerings contributed to the portfolio's performance as many of these companies were initially priced at a deep discount to their peers.

OUTLOOK

Controversy clouded real estate stocks as market participants questioned whether the long record of strong performance pushed these stocks into overvalued territory. Compared to historic valuations for real estate stocks, current prices aren't cheap. When looking at the dividend yield (average Real Estate Investment Trust (REIT) dividends were only 40 basis points above the 10-year Treasury yield versus historic average of 126 basis points), the roughly 35% premium in multiple versus historic averages, or the stock prices that these stocks are trading at relative to the value of the underlying assets, one might be concerned. However, one must consider that the market for real estate stocks has matured substantially over the past decade and that this asset class is more widely accepted. Securitization of debt and equity for real estate has allowed real estate to be priced more efficiently. The recognition of diversification benefits of real estate have prompted increased interest in these stocks. The heightened demand by baby boomers for current income has also enhanced the appetite for real estate investment trusts (REITs). Yields at purchase for real estate investments have shown little signs of moving higher as demand for direct real estate has outpaced opportunities. While investors might be wary, many believe that real estate stocks have achieved a new valuation context.

TEN LARGEST STOCK HOLDINGS***

                                                                     MARKET         % OF STOCK
SECURITY DESCRIPTION                                  SHARES         VALUE           PORTFOLIO
--------------------                                  ------      -------------     ----------
Prologis                                              122,900     $   5,325,257         5.6%
Simon Property Group, Inc.                             68,600         4,436,362         4.8%
The Mills Corporation                                  68,900         4,393,064         4.7%
Starwood Hotels & Resorts Worldwide, Inc.              72,100         4,210,640         4.5%
General Growth Properties, Inc.                       105,120         3,801,139         4.1%
Hilton Hotels Corporation                             159,300         3,622,482         3.9%
Developers Diversified Realty Corporation              81,100         3,598,407         3.9%
Boston Properties, Inc.                                47,800         3,091,226         3.3%
Brookfield Properties Company                          81,400         3,044,360         3.3%
United Dominion Realty Trust, Inc.                    122,100         3,028,080         3.3%
                                                                  -------------        -----
                                                                  $  38,551,017        41.4%
                                                                  =============        =====

[CHART]

SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

Consumer Cyclical (Lodging - Hotel)                         (6.0%)
Finance - Diversified                                       (1.6%)
Financial (Lodging - Hotel)                                 (4.4%)
Real Estate                                                 (5.6%)
Real Estate Investment Trust - Apartments                  (13.1%)
Real Estate Investment Trust - Diversified                  (8.1%)
Real Estate Investment Trust - Health Care                  (2.4%)
Real Estate Investment Trust - Hotels                       (5.4%)
Real Estate Investment Trust - Mortgage                     (1.3%)
Real Estate Investment Trust - Office Property             (15.3%)
Real Estate Investment Trust - Regional Mall               (14.5%)
Real Estate Investment Trust - Self Storage                 (1.9%)
Real Estate Investment Trust - Shopping Centers             (0.6%)
Real Estate Investment Trust - Shopping Retail             (10.0%)
Real Estate Investment Trust - Warehouse/Industrial         (7.3%)
Cash and Other Assets/Liabilities                           (2.5%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, DOW JONES-WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER
                                   PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year                        35.52%
Five year                       23.30%
Since inception (5/1/98)        13.53%

(Thousands)

                    DOW JONES-WILSHIRE ASSOC.
                           REAL ESTATE                                   REAL ESTATE
                        SECURITIES INDEX            CPI             SECURITIES PORTFOLIO
  5/1/1998              $     10.000            $     10.000            $     10.000
12/31/1998              $      8.510            $     10.086            $      8.568
12/31/1999              $      8.179            $     10.357            $      8.294
12/31/2000              $     10.274            $     10.708            $     10.843
12/31/2001              $     11.305            $     10.874            $     11.964
12/31/2002              $     12.092            $     11.132            $     12.278
12/31/2003              $     17.196            $     11.342            $     16.829
12/31/2004              $     23.304            $     11.711            $     22.686

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Dow Jones-Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 2004, assuming reinvestment of distributions, if any.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Dow Jones-Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

***Composition is as of December 31, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios) of Advantus Series Fund, Inc. as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                         KPMG LLP

Minneapolis, Minnesota
February 23, 2005

                                                                  BOND PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2004

           (Percentages of each investment category relate to total net assets.)

                                                                                                                      MARKET
PRINCIPAL                                                                             COUPON          MATURITY       VALUE(a)
---------                                                                             ------          --------   ---------------
LONG-TERM DEBT SECURITIES (97.5%)
  GOVERNMENT OBLIGATIONS (45.6%)
   U.S. Government and Agencies Obligations (45.0%)
   Federal Home Loan Mortgage Corporation (FHLMC) (6.5%)
$     1,550,000                                                                       3.500%          02/15/30   $     1,476,844
      3,850,000                                                                       4.500%          07/15/13         3,866,266
        992,120                                                                       5.000%          09/01/34           985,889
      4,500,000                                                                       5.500%          07/15/06         4,656,852
      1,070,223                                                                       5.500%          12/01/17         1,109,424
      7,080,010                                                                       5.500%          05/01/34         7,225,139
        595,637                                                                       6.500%          09/01/32           628,606
                                                                                                                 ---------------
                                                                                                                      19,949,020
                                                                                                                 ---------------
   Federal National Mortgage Association (FNMA) (24.3%)
      3,000,000                                                                       3.500%          01/28/08         2,989,473
        402,106                                                                       5.000%          05/01/18           409,591
        806,855                                                                       5.000%          06/01/18           821,067
      1,695,464                                                                       5.000%          07/01/18         1,726,926
      1,085,252                                                                       5.000%          11/01/33         1,078,886
      3,029,270                                                                       5.000%          05/01/34         3,007,100
      2,900,000                                                                       5.125%          01/02/14         2,957,446
        297,238                                                                       5.500%          09/01/17           308,108
      1,273,824                                                                       5.500%          02/01/18         1,322,393
      4,704,396                                                                       5.500%          04/01/33         4,784,732
      1,991,792                                                                       5.500%          05/01/33         2,025,837
      5,481,570                                                                       5.500%          03/01/34         5,579,549
      8,887,044                                                                       5.500%          04/01/34         9,042,672
        588,783                                                                       5.500%          09/01/34           598,630
      1,675,312                                                                       6.000%          09/01/17         1,762,056
      3,583,836                                                                       6.000%          10/01/32         3,727,949
      2,455,553                                                                       6.000%          11/01/32         2,552,871
      4,387,260                                                                       6.000%          03/01/33         4,558,923
      2,088,107                                                                       6.000%          08/01/34         2,160,265
      1,627,801                                                                       6.230%          01/01/08         1,717,678
        979,204                                                                       6.500%          12/01/31         1,031,407
        257,347                                                                       6.500%          02/01/32           271,139
      1,537,317                                                                       6.500%          04/01/32         1,621,801
        588,845                                                                       6.500%          05/01/32           620,397
      1,209,676                                                                       6.500%          07/01/32         1,278,157
      1,567,949                                                                       6.500%          08/01/32         1,653,948
      5,512,172                                                                       6.500%          09/01/32         5,815,934
      1,342,084                                                                       6.500%          10/01/32         1,417,946
        977,543                                                                       7.000%          07/01/31         1,044,995
      1,503,544                                                                       7.000%          09/01/31         1,606,636
      1,660,915                                                                       7.000%          11/01/31         1,759,294
        455,536                                                                       7.000%          02/01/32           485,265
        225,563                                                                       7.000%          03/01/32           240,260
        932,725                                                                       7.000%          07/01/32           991,830
        706,731                                                                       7.500%          04/01/31           763,812

                 See accompanying notes to financial statements.

                                                                                                                      MARKET
PRINCIPAL                                                                             COUPON          MATURITY       VALUE(a)
---------                                                                             ------          --------   ---------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$       371,330                                                                       7.500%          05/01/31   $       401,324
                                                                                                                 ---------------
                                                                                                                      74,136,297
                                                                                                                 ---------------
   Government National Mortgage Association (GNMA) (.5%)
      1,585,012                                                                       5.000%          10/15/33         1,588,433
         25,328                                                                       8.500%          10/15/22            27,833
         13,671                                                                       8.500%          12/15/22            15,023
                                                                                                                 ---------------
                                                                                                                       1,631,289
                                                                                                                 ---------------
   U.S. Treasury (13.7%)
      3,450,000   Bond                                                                1.875%          01/31/06         3,416,849
        150,000   Bond                                                                2.250%          02/15/07           147,457
      8,250,000   Bond                                                                2.500%          10/31/06         8,172,978
      9,225,000   Bond                                                                3.375%          10/15/09         9,134,189
         50,000   Bond                                                                4.250%          08/15/14            50,111
      8,715,000   Bond                                                                4.750%          05/15/14         9,081,980
      4,990,000   Bond                                                                5.375%          02/15/31         5,395,827
        375,000   Bond                                                                5.750%          08/15/10           412,866
      4,208,841   Inflation Indexed Notes (h)                                         1.875%          07/15/13         4,329,517
      1,750,000   Note                                                                4.250%          11/15/14         1,754,580
                                                                                                                 ---------------
                                                                                                                      41,896,354
                                                                                                                 ---------------
                  Total U.S. Government and Agencies Obligations
                  (Cost: $136,371,162)                                                                               137,612,960
                                                                                                                 ---------------
   Other Government Obligations (.6%)
   Provincial or Local Government Obligations (.6%)
      1,500,000   Province of Quebec (b)                                              7.000%          01/30/07         1,605,645
                                                                                                                 ---------------
                  Total Other Government Obligations (Cost: $1,617,706)                                                1,605,645
                                                                                                                 ---------------
                  Total Government Obligations (Cost: $137,988,868)                                                  139,218,605
                                                                                                                 ---------------
CORPORATE OBLIGATIONS (51.9%)
  BASIC MATERIALS (.8%)
   Agriculture Products (.8%)
      2,250,000   Cargill, Inc. - 144A Issue (f)                                      6.375%          06/01/12         2,490,365
                                                                                                                 ---------------
  CAPITAL GOODS (.2%)
   Asset-Backed Securities (.2%)
        586,068   MMCA Automobile Trust                                               4.560%          11/16/09           589,446
                                                                                                                 ---------------
  COMMUNICATION SERVICES (2.4%)
   Broadcasting (1.1%)

      1,525,000   Cox Communications, Inc. - 144A Issue (f)                           5.450%          12/15/14         1,524,942
      1,525,000   Cox Communications, Inc.                                            7.750%          11/01/10         1,746,878
                                                                                                                 ---------------
                                                                                                                       3,271,820
                                                                                                                 ---------------
   Cellular (.4%)
      1,210,000   US Cellular Corporation                                             6.700%          12/15/33         1,253,585
                                                                                                                 ---------------
   Telephone (.9%)
      2,100,000   Sprint Capital Corporation                                          8.750%          03/15/32         2,797,849
                                                                                                                 ---------------

                 See accompanying notes to financial statements.

                                                                                                                      MARKET
PRINCIPAL                                                                             COUPON          MATURITY       VALUE(a)
---------                                                                             ------          --------   ---------------
  CONSUMER CYCLICAL (1.3%)
   Building Materials (.3%)
$       850,000   CRH America, Inc.                                                   6.400%          10/15/33   $       928,461
                                                                                                                 ---------------
   Textiles (1.0%)
      2,850,000   Mohawk Industries, Inc.                                             6.500%          04/15/07         3,028,051
                                                                                                                 ---------------
  CONSUMER STAPLES (1.1%)
   Beverage (1.1%)
      3,100,000   Miller Brewing Company - 144A Issue (f)                             5.500%          08/15/13         3,240,263
                                                                                                                 ---------------
  ENERGY (2.1%)
   Oil & Gas (2.1%)
      2,500,000   Husky Energy, Inc. (b)                                              6.250%          06/15/12         2,729,977
      1,650,000   Magellan Midstream Partners                                         6.450%          06/01/14         1,784,322
      1,700,000   Valero Logistics Operations LP                                      6.050%          03/15/13         1,795,239
                                                                                                                 ---------------
                                                                                                                       6,309,538
                                                                                                                 ---------------
  FINANCIAL (37.0%)
   Asset-Backed Securities (6.9%)
        231,817   Associates Manufactured Housing Pass Through
                   Certificates                                                       6.900%          06/15/27           236,409
      1,900,000   Associates Manufactured Housing Pass Through
                   Certificates                                                       7.725%          06/15/28         1,994,703
      2,650,000   Capital One Multi-Asset Execution Trust                             6.000%          08/15/13         2,831,851
      1,580,542   Green Tree Financial Corporation                                    6.400%          10/15/18         1,628,663
      1,016,165   Green Tree Financial Corporation                                    7.350%          05/15/27         1,080,704
        226,569   Green Tree Financial Corporation                                    8.900%          04/15/25           230,233
      3,550,000   Metropolitan Asset Funding, Inc. - 144A Issue (f)                   7.525%          04/20/27         3,622,651
        948,583   Mid-State Trust                                                     7.400%          07/01/35         1,025,147
        959,444   MMCA Automobile Trust                                               5.370%          01/15/10           969,351
        807,230   National Collegiate Trust                                           7.240%          09/20/14           807,634
      1,654,029   Oakwood Mortgage Investors, Inc. (e)                                8.100%          08/15/26         1,732,769
      1,500,000   Origen Manufactured Housing                                         5.700%          01/15/35         1,508,757
        725,000   Origen Manufactured Housing (c)                                     5.730%          11/15/35           714,394
      1,500,000   Residential Asset Mortgage Products, Inc. (j)                       6.092%          12/25/33         1,542,400
      1,254,000   Structured Asset Securities Corporation (j)                         5.630%          05/25/34         1,257,998
                                                                                                                 ---------------
                                                                                                                      21,183,664
                                                                                                                 ---------------
   Auto Finance (.5%)
      1,375,000   General Motors Acceptance Corporation                               6.125%          08/28/07         1,415,733
                                                                                                                 ---------------
   Banks (1.3%)
      1,525,000   Wachovia Bank NA                                                    4.800%          11/01/14         1,515,438
      2,100,000   Wells Fargo Bank NA                                                 7.550%          06/21/10         2,439,163
                                                                                                                 ---------------
                                                                                                                       3,954,601
                                                                                                                 ---------------
   Collateralized Mortgage Obligations/Mortgage Revenue Bonds (4.2%)
        898,022   Banc of America Mortgage Securities Corporation                     5.750%          08/25/34           906,067
         57,000   Banco Hipotecario Nacional - 144A Issue (b) (e) (i)                 7.916%          07/25/09             2,850
        210,473   BlackRock Capital Finance LP - 144A Issue (f)                       7.750%          09/25/26           218,224
      1,997,333   Charlie Mac                                                         5.000%          10/25/34         1,969,889
        566,781   CitiCorp Mortgage Securities, Inc.                                  6.750%          03/25/25           572,835

                 See accompanying notes to financial statements.

                                                                                                                      MARKET
PRINCIPAL                                                                             COUPON          MATURITY       VALUE(a)
---------                                                                             ------          --------   ---------------
  FINANCIAL--CONTINUED
$       684,119   Credit Suisse First Boston Mortgage
                   Securities Corporation                                             6.000%          11/25/18   $       707,208
      2,638,730   Global Mortgage Securitization, Ltd. -
                   144A Issue (e) (k)                                                 5.250%          11/25/32         2,605,030
      2,961,228   Master Asset Securitization Trust                                   5.500%          11/25/33         2,988,841
        976,068   Mellon Residential Funding Corporation                              6.750%          06/26/28           974,310
      1,782,779   Nationsbanc Montgomery Funding Corporation                          6.000%          11/25/13         1,779,824
        150,268   Sequoia Mortgage Funding Company -
                   144A Issue (f)                                                     6.380%          08/28/31           149,757
                                                                                                                 ---------------
                                                                                                                      12,874,835
                                                                                                                 ---------------
   Commercial Finance (.8%)
      2,425,000   Block Financial Corporation                                         5.125%          10/30/14         2,370,615
                                                                                                                 ---------------
   Commercial Mortgage-Backed Securities (10.4%)
        762,116   277 Park Avenue Finance Corporation -
                   144A Issue (f)                                                     7.580%          05/12/12           823,396
      2,400,000   277 Park Avenue Finance Corporation -
                   144A Issue (f)                                                     7.680%          05/12/12         2,604,716
             --   Asset Securitization Corporation (c) (g)                            2.098%          08/13/29           268,369
             --   Asset Securitization Corporation -
                   144A Issue (c) (f) (g)                                             1.827%          10/13/26           807,398
      2,250,000   Asset Securtization Corporation (c)                                 7.640%          11/13/29         2,430,847
      2,350,000   Bear Stearns Commercial Mortgage -
                   144A Issue (f)                                                     5.426%          05/14/16         2,382,926
      1,125,000   Bear Stearns Commercial Mortgage -
                   144A Issue (f)                                                     6.000%          07/15/31         1,162,335
      2,000,000   Credit Suisse First Boston Mortgage Securities
                   Corporation                                                        4.900%          12/15/36         2,019,685
      2,000,000   First Union - Chase Commercial Mortgage                             7.062%          06/15/31         2,211,619
      1,500,000   GS Mortgage Securities Corporation II (c)                           7.177%          07/13/30         1,617,262
      3,270,000   Hilton Hotel Pool Trust - 144A Issue (c) (f)                        2.807%          10/03/15         3,301,718
      1,575,000   Hilton Hotel Pool Trust - 144A Issue (f)                            7.458%          10/03/15         1,773,109
      1,300,000   Morgan Stanley Dean Witter Capital -
                   144A Issue (f)                                                     6.321%          07/11/11         1,352,152
      2,000,000   Mortgage Capital Funding, Inc. (c)                                  7.146%          06/18/30         2,257,991
      2,500,000   Paine Webber Mortgage Acceptance Corporation -
                   144A Issue (f)                                                     7.655%          01/02/12         2,658,356
      4,000,000   Wachovia Bank Commercial Mortgage Trust (c)                         5.235%          07/15/41         4,155,309
                                                                                                                 ---------------
                                                                                                                      31,827,188
                                                                                                                 ---------------
   Consumer Finance (.5%)
      1,550,000   Household Finance Corporation                                       4.125%          11/16/09         1,541,666
                                                                                                                 ---------------
   Finance -- Diversified (4.5%)
      1,892,607   500 Grant Street Associates - 144A Issue (e)                        2.593%          12/01/08         1,819,723
      1,750,000   Ford Motor Credit Company                                           7.375%          10/28/09         1,887,669
      2,100,000   Fund American Companies, Inc.                                       5.875%          05/15/13         2,137,288
      2,500,000   International Lease Finance Corporation                             4.350%          09/15/08         2,526,438
      2,000,000   Principal Life Global Funding I - 144A Issue (f)                    6.250%          02/15/12         2,186,224

                 See accompanying notes to financial statements.

                                                                                                                      MARKET
PRINCIPAL                                                                             COUPON          MATURITY       VALUE(a)
---------                                                                             ------          --------   ---------------
  FINANCIAL--CONTINUED
$     2,800,000   St. George Funding Company LLC -
                   144A Issue (b) (c) (e)                                             8.485%          12/29/49   $     3,200,495
                                                                                                                 ---------------
                                                                                                                      13,757,837
                                                                                                                 ---------------
   Insurance (2.4%)
      2,000,000   Allstate Life Global Funding II                                     3.500%          07/30/07         1,991,566
        900,000   Assurant, Inc.                                                      5.625%          02/15/14           929,474
      1,150,000   Assurant, Inc.                                                      6.750%          02/15/34         1,245,739
      2,800,000   Stancorp Financial Group, Inc.                                      6.875%          10/01/12         3,076,987
                                                                                                                 ---------------
                                                                                                                       7,243,766
                                                                                                                 ---------------
   Investment Bankers/Brokers (1.8%)
      2,450,000   Goldman Sachs Group, Inc.                                           6.345%          02/15/34         2,551,195
      2,500,000   Morgan Stanley                                                      6.750%          04/15/11         2,804,095
                                                                                                                 ---------------
                                                                                                                       5,355,290
                                                                                                                 ---------------
   Real Estate Investment Trust (.8%)
      2,450,000   Westfield Capital Corporation - 144A Issue (b) (f)                  5.125%          11/15/14         2,438,228
                                                                                                                 ---------------
   Real Estate Investment Trust -- Apartments (.1%)
        250,000   Avalon Properties, Inc.                                             6.875%          12/15/07           270,192
                                                                                                                 ---------------
   Real Estate Investment Trust -- Diversified (1.0%)
      3,050,000   Vornado Realty LP                                                   5.625%          06/15/07         3,166,598
                                                                                                                 ---------------
   Real Estate Investment Trust -- Health Care (.6%)
      2,000,000   Healthcare Realty Trust, Inc.                                       5.125%          04/01/14         1,954,218
                                                                                                                 ---------------
   Real Estate Investment Trust -- Office Property (.2%)
        700,000   Arden Realty LP                                                     5.200%          09/01/11           706,213
                                                                                                                 ---------------
   Real Estate Investment Trust -- Shopping Centers (.1%)
        300,000   Weingarten Realty Investors                                         7.220%          06/01/05           305,251
                                                                                                                 ---------------
   Savings and Loans (.9%)
      2,650,000   Washington Mutual Bank FA                                           5.650%          08/15/14         2,741,131
                                                                                                                 ---------------
  HEALTH CARE (.9%)
   Medical Products/Supplies (.9%)
      1,375,000   Boston Scientific                                                   5.450%          06/15/14         1,428,413
      1,250,000   Wellpoint, Inc. - 144A Issue (f)                                    5.950%          12/15/34         1,262,170
                                                                                                                 ---------------
                                                                                                                       2,690,583
                                                                                                                 ---------------
  TECHNOLOGY (.5%)
   Technology (.5%)
      1,625,000   Computer Associates International, Inc. -
                   144A Issue (f)                                                     5.625%          12/01/14         1,642,657
                                                                                                                 ---------------
  TRANSPORTATION (1.5%)
   Railroads (1.5%)
      2,400,000   Norfolk Southern Corporation                                        9.000%          03/01/21         3,228,595
      1,250,000   Union Pacific Corporation - 144A Issue (f)                          5.214%          09/30/14         1,253,112
                                                                                                                 ---------------
                                                                                                                       4,481,707
                                                                                                                 ---------------

                 See accompanying notes to financial statements.

                                                                                                                      MARKET
PRINCIPAL/SHARES                                                                      COUPON          MATURITY       VALUE(a)
----------------                                                                      ------          --------   ---------------
  UTILITIES (4.1%)
   Electric Companies (4.1%)
$     1,250,000   Appalachian Power Company                                           4.800%          06/15/05   $     1,260,572
      2,250,000   Georgia Power Company                                               5.500%          12/01/05         2,298,758
      2,600,000   Oncor Electric Delivery Company                                     7.250%          01/15/33         3,088,771
      1,400,000   Pacific Gas & Electric Company                                      6.050%          03/01/34         1,454,062
      1,950,000   Pennsylvania Electric Company                                       5.125%          04/01/14         1,950,979
      2,200,000   Public Service Electric & Gas                                       5.375%          09/01/13         2,298,573
                                                                                                                 ---------------
                                                                                                                      12,351,715
                                                                                                                 ---------------
                  Total Corporate Obligations (Cost: $154,533,451)                                                   158,183,066
                                                                                                                 ---------------
                  Total Long-Term Debt Securities (Cost: $292,522,319)                                               297,401,671
                                                                                                                 ---------------
PREFERRED STOCKS (1.1%)
  FINANCIAL (1.1%)
   Real Estate Investment Trust -- Self Storage (.5%)
         65,000   Public Storage, Inc.                                                7.000%                           1,602,250
                                                                                                                 ---------------
   Real Estate Investment Trust -- Warehouse/Industrial (.6%)
         70,000   PS Business Parks, Inc.                                             6.250%                           1,735,300
                                                                                                                 ---------------
                  Total Preferred Stocks (Cost: $3,375,000)                                                            3,337,550
                                                                                                                 ---------------

SHORT-TERM SECURITIES (13.9%)
  SECURITY LENDING COLLATERAL (13.3%)
   Commercial Paper (6.9%)
      1,983,375   Atomium Funding Corporation (d)                                     2.366%          01/19/05         1,981,332
      1,983,375   Chariot Funding LLC (d)                                             2.285%          01/13/05         1,982,165
      2,380,050   Corporate Asset Securities, Ltd. (d)                                2.374%          01/12/05         2,378,741
      1,983,375   Goldman Sachs Group, Inc. (d)                                       2.423%          02/04/05         1,979,250
      2,380,050   Legacy Capital LLC (d)                                              2.366%          01/26/05         2,376,575
      2,776,725   Lehman Brothers Holdings (d)                                        1.622%          02/16/05         2,776,725
      1,983,375   Liquid Funding, Ltd. (d)                                            1.000%          02/04/05         1,983,375
      1,190,025   Morgan Stanley                                                      1.580%          05/10/05         1,190,025
      1,983,375   Picaros Funding LLC (d)                                             2.299%          01/06/05         1,982,998
      2,380,050   UBS Finance Delaware LLC                                            2.361%          01/05/05         2,379,741
                                                                                                                 ---------------
                                                                                                                      21,010,927
                                                                                                                 ---------------
   Corporate Notes (1.3%)
      1,983,375   Morgan Stanley (c)                                                  2.100%          08/13/10         1,983,315
      1,983,375   Premium Asset Trust                                                 1.969%          05/13/05         1,983,355
                                                                                                                 ---------------
                                                                                                                       3,966,670
                                                                                                                 ---------------
   Repurchase Agreement (5.1%)
     15,531,737   Morgan Stanley, Wells Fargo and Bank of New York Repurchase
                  Agreement account; dated 12/31/04, rate 2.362%, due 1/3/05;
                  proceeds $15,534,794 (Collateralized by Corporate
                  Obligations)                                                                                        15,531,737
                                                                                                                 ---------------
                  Total Security Lending Collateral (Cost: $40,509,334)                                               40,509,334
                                                                                                                 ---------------

                 See accompanying notes to financial statements.

                                                                                                                      MARKET
SHARES                                                                                                               VALUE(a)
------                                                                                                           ---------------
INVESTMENT COMPANIES (.6%)
      1,661,592   American AAdvantage Money Market Fund, current rate 2.160%                                     $     1,661,592
          3,459   BlackRock Provident Institutional TempFund, current rate 2.175%                                          3,459
         42,168   One Group Institutional Prime Money Market, current rate 1.950%                                         42,168
                                                                                                                 ---------------
                  Total Investment Companies (Cost: $1,707,219)                                                        1,707,219
                                                                                                                 ---------------
                  Total Short-Term Securities (Cost: $42,216,553)                                                     42,216,553
                                                                                                                 ---------------
                  Total Investments in Securities (Cost: $338,113,872) (l)                                       $   342,955,774
                                                                                                                 ---------------
                  Payable upon return of securities loaned (13.3%)                                                   (40,509,334)
                  Cash and other assets in excess of liabilities (.8%)                                                 2,489,521
                                                                                                                 ---------------
                  Total Net Assets (100%)                                                                        $   304,935,961
                                                                                                                 ===============

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 3.3% of net assets in foreign securities at December 31, 2004.
(c)  Variable rate security.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 5.7% of the Portfolio's net assets at December 31, 2004.
(e) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at December 31, 2004, which includes cost and acquisition date, is as follows:

                                                                                                 ACQUISITION       ACQUISITION
     SECURITY:                                                                                      DATE               COST
     ---------                                                                                   -----------     ---------------
     500 Grant Street Associates - 144A Issue*                                                     06/12/03      $     2,089,670
     Banco Hipotecario Nacional - 144A Issue*                                                      01/08/01               56,237
     Global Mortgage Securitzation, Ltd. - 144A Issue*                                             11/24/04            2,616,177
     St. George Funding Company LLC - 144A Issue*                                                  06/12/97            2,800,935
     Oakwood Mortgage Investors, Inc.+                                                              3/25/03            1,848,408
                                                                                                                 ---------------
                                                                                                                 $     9,411,427
                                                                                                                 ===============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
+    Represents a private placement security.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(h) U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(i) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

                 See accompanying notes to financial statements.

(j) Represents a security that remains at a specified coupon until a predetermined date, at which time the next stated rate becomes the effective rate.
(k) This security is being fair-valued according to procedures approved by the Board of Directors.
(l) At December 31, 2004 the cost of securities for federal income tax purposes was $338,246,266. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                             $     6,642,191
     Gross unrealized depreciation                                                                  (1,932,683)
                                                                                               ---------------
     Net unrealized appreciation                                                               $     4,709,508
                                                                                               ===============

                 See accompanying notes to financial statements.

                                                          MONEY MARKET PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2004

           (Percentages of each investment category relate to total net assets.)

                                                                                                                      MARKET
PRINCIPAL                                                                              RATE           MATURITY       VALUE(a)
---------                                                                             ------          --------   ---------------
COMMERCIAL PAPER (36.3%)
  BASIC MATERIALS (2.9%)
   Agriculture Products (1.7%)
$     1,500,000   Archer-Daniels-Midland Company (d)                                  2.020%          01/25/05   $     1,497,980
                                                                                                                 ---------------
   Manufacturing (1.2%)
      1,000,000   Minnesota Mining & Manufacturing Company                            2.170%          01/21/05           998,794
                                                                                                                 ---------------
  CONSUMER CYCLICAL (10.8%)
   Household Products (5.5%)
      2,000,000   Fortune Brands, Inc. (d)                                            2.250%          02/02/05         1,996,000
      1,000,000   Proctor & Gamble Company (d)                                        1.980%          01/18/05           999,065
      1,000,000   Proctor & Gamble Company (d)                                        2.260%          02/08/05           997,614
        700,000   Proctor & Gamble Company (d)                                        2.350%          03/08/05           696,984
                                                                                                                 ---------------
                                                                                                                       4,689,663
                                                                                                                 ---------------
   Printing and Publishing (1.2%)
      1,000,000   Knight Ridder, Inc. (d)                                             2.110%          01/06/05           999,707
                                                                                                                 ---------------
   Publishing (1.8%)
      1,500,000   Gannett Company, Inc. (d)                                           2.190%          01/20/05         1,498,266
                                                                                                                 ---------------
   Retail (2.3%)
      2,000,000   Wal-Mart Stores, Inc. (d)                                           2.220%          02/17/05         1,994,203
                                                                                                                 ---------------
  CONSUMER STAPLES (11.7%)
   Beverage (6.4%)
      2,000,000   Anheuser-Busch Companies, Inc. (d)                                  1.880%          01/11/05         1,998,956
      1,500,000   Anheuser-Busch Companies, Inc. (d)                                  2.380%          03/22/05         1,492,067
      2,000,000   The Coca-Cola Company (d)                                           2.320%          03/04/05         1,992,009
                                                                                                                 ---------------
                                                                                                                       5,483,032
                                                                                                                 ---------------
   Food (5.3%)
      2,000,000   Cargill, Inc. (d)                                                   2.270%          01/12/05         1,998,613
      2,500,000   Nestle Capital Corporation (b) (d)                                  1.930%          01/13/05         2,498,392
                                                                                                                 ---------------
                                                                                                                       4,497,005
                                                                                                                 ---------------
  FINANCIAL (6.9%)
   Auto Finance (2.3%)
      2,000,000   American Honda Finance                                              2.100%          01/10/05         1,998,950
                                                                                                                 ---------------
   Commercial Finance (2.3%)
      1,000,000   General Electric Capital Corporation                                2.160%          02/04/05           997,960
      1,000,000   General Electric Capital Corporation                                2.230%          01/27/05           998,389
                                                                                                                 ---------------
                                                                                                                       1,996,349
                                                                                                                 ---------------
   Consumer Finance (2.3%)
      2,000,000   AIG Sunamerica Global Financing II                                  1.930%          01/18/05         1,998,177
                                                                                                                 ---------------
  HEALTH CARE (2.8%)
   Drugs (2.8%)
      2,000,000   Abbott Laboratories (d)                                             2.230%          01/18/05         1,997,894
        400,000   Pfizer, Inc. (d)                                                    2.380%          03/18/05           397,990
                                                                                                                 ---------------
                                                                                                                       2,395,884
                                                                                                                 ---------------

                 See accompanying notes to financial statements.

                                                                                                                      MARKET
PRINCIPAL                                                                              RATE           MATURITY       VALUE(a)
---------                                                                             ------          --------   ---------------
  TECHNOLOGY (1.2%)
   Computer Services & Software (1.2%)
$     1,000,000   IBM Corporation (d)                                                 1.740%          03/22/05   $       996,129
                                                                                                                 ---------------
                  Total Commercial Paper (Cost: $31,044,139)                                                          31,044,139
                                                                                                                 ---------------
  U.S. GOVERNMENT OBLIGATIONS (43.8%)
   Discount Note (43.8%)
      2,500,000   Federal Home Loan Bank                                              2.170%          01/26/05         2,496,233
      2,000,000   Federal Home Loan Bank                                              2.290%          02/11/05         1,994,784
      1,500,000   Federal Home Loan Mortgage Corporation                              1.930%          01/04/05         1,499,759
      2,000,000   Federal Home Loan Mortgage Corporation                              2.200%          02/01/05         1,996,211
      2,000,000   Federal National Mortgage Association                               1.970%          01/12/05         1,998,793
      2,000,000   Federal National Mortgage Association                               1.980%          01/05/05         1,999,560
      2,500,000   Federal National Mortgage Association                               2.000%          01/19/05         2,497,500
      1,500,000   Federal National Mortgage Association                               2.090%          01/07/05         1,499,478
      2,000,000   Federal National Mortgage Association                               2.150%          01/14/05         1,998,447
      2,500,000   Federal National Mortgage Association                               2.180%          01/24/05         2,496,518
      2,000,000   Federal National Mortgage Association                               2.180%          01/28/05         1,996,730
      2,500,000   Federal National Mortgage Association                               2.220%          02/09/05         2,493,987
      1,500,000   Federal National Mortgage Association                               2.260%          01/31/05         1,497,175
      2,000,000   Federal National Mortgage Association                               2.260%          02/10/05         1,994,978
      1,000,000   Federal National Mortgage Association                               2.260%          02/16/05           997,112
      1,500,000   Federal National Mortgage Association                               2.280%          02/23/05         1,494,965
      2,000,000   Federal National Mortgage Association                               2.360%          03/02/05         1,992,133
      2,500,000   Federal National Mortgage Association                               2.400%          03/16/05         2,487,666
      2,000,000   Federal National Mortgage Association                               2.460%          03/29/05         1,988,110
                                                                                                                 ---------------
                  Total U.S. Government Obligations (Cost: $37,420,139)                                               37,420,139
                                                                                                                 ---------------
OTHER SHORT-TERM INVESTMENTS (18.9%)
   Beverage (2.3%)
      2,000,000   Diageo Capital PLC (b)                                              6.125%          08/15/05         2,047,127
                                                                                                                 ---------------
     Consumer Finance (2.4%)
      2,000,000   American General Corporation                                        7.750%          04/01/05         2,031,567
                                                                                                                 ---------------
     Drugs (5.3%)
      1,516,000   Merck & Company, Inc.                                               6.750%          09/19/05         1,561,258
      3,000,000   Pfizer Inc. (c)                                                     2.120%          11/04/05         3,000,000
                                                                                                                 ---------------
                                                                                                                       4,561,258
                                                                                                                 ---------------
     Electrical Equipment (2.4%)
      2,000,000   Emerson Electric Company                                            7.875%          06/01/05         2,046,721
                                                                                                                 ---------------
     Manufacturing (1.8%)
      1,500,000   Honeywell International, Inc.                                       6.875%          10/03/05         1,549,561
                                                                                                                 ---------------
     Oil & Gas (2.3%)
      1,860,000   Total SA (b)                                                        7.000%          10/05/05         1,922,068
                                                                                                                 ---------------
     Retail (2.4%)
      2,000,000   Target Corporation                                                  7.500%          02/15/05         2,013,406
                                                                                                                 ---------------
                  Total Other Short-Term Investments (Cost: $16,171,708)                                              16,171,708
                                                                                                                 ---------------

                 See accompanying notes to financial statements.

                                                                                                                      MARKET
SHARES                                                                                                               VALUE(a)
------                                                                                                           ---------------
INVESTMENT COMPANIES (2.0%)
      1,401,202   Federated Money Market Obligation Trust --
                   Prime Obligation Fund, current rate 2.071%                                                    $     1,401,202
        265,486   One Group Institutional Prime Money
                   Market Fund, current rate 1.950%                                                                      265,486
                                                                                                                 ---------------
                  Total Investment Companies (Cost: $1,666,688)                                                        1,666,688
                                                                                                                 ---------------
                  Total Investments in Securities (Cost: $86,302,674) (e)                                        $    86,302,674
                                                                                                                 ---------------
                  Liabilities in excess of cash and other assets (-1.0%)                                                (869,782)
                                                                                                                 ---------------
                  Total Net Assets (100%)                                                                        $    85,432,892
                                                                                                                 ===============

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 7.6% of net assets in foreign securities at December 31, 2004.
(c)  Variable rate security.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 24.7% of the Portfolio's net assets as of December 31, 2004.
(e) Also represents the cost of securities for federal income tax purposes at December 31, 2004.

                 See accompanying notes to financial statements.

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2004

(Percentages of each investment category relate to total net assets.)

                                                                                                           MARKET
PRINCIPAL                                                                       COUPON     MATURITY       VALUE(a)
---------                                                                       ------     --------    ---------------
LONG-TERM DEBT SECURITIES (98.9%)
  GOVERNMENT OBLIGATIONS (55.8%)
    U.S. Government and Agencies Obligations (55.8%)
     Federal Home Loan Mortgage Corporation (FHLMC) (4.3%)
$     1,661,643                                                                  5.500%    05/01/34    $     1,695,703
      3,500,000   (g)                                                            5.500%    12/01/34          3,554,688
      1,156,605                                                                  6.000%    07/01/34          1,195,372
      2,630,731   (j)                                                            6.500%    09/01/32          2,776,343
        914,440                                                                  6.500%    11/01/32            960,200
                                                                                                       ---------------
                                                                                                            10,182,306
                                                                                                       ---------------
     Federal National Mortgage Association (FNMA) (47.0%)
        829,581                                                                  4.500%    08/01/18            828,808
      1,435,560                                                                  4.500%    05/01/19          1,431,892
      2,625,000   (g)                                                            4.500%    01/01/35          2,536,406
      1,889,900   (j)                                                            5.000%    05/01/18          1,925,078
      1,157,417                                                                  5.000%    08/01/33          1,150,627
      1,516,102                                                                  5.000%    11/01/33          1,507,209
     11,214,270   (j)                                                            5.000%    11/01/33         11,148,486
      3,615,644   (j)                                                            5.000%    01/01/34          3,594,434
     13,509,000                                                                  5.000%    03/01/34         13,410,134
      2,172,252                                                                  5.000%    05/01/34          2,156,355
        995,560                                                                  5.000%    06/01/34            988,274
      1,377,107   (j)                                                            5.500%    02/01/18          1,429,614
      1,751,129                                                                  5.500%    02/01/24          1,791,343
      3,360,283                                                                  5.500%    04/01/33          3,417,665
      1,350,298                                                                  5.500%    05/01/33          1,372,698
      5,670,039                                                                  5.500%    03/01/34          5,782,352
      6,355,425                                                                  5.500%    04/01/34          6,471,039
        461,450                                                                  5.500%    05/01/34            468,744
      5,869,153                                                                  5.500%    07/01/34          5,961,924
      1,962,611                                                                  5.500%    09/01/34          1,995,432
      1,590,780                                                                  5.500%    10/01/34          1,615,925
      3,095,000   (g)                                                            5.500%    01/01/35          3,141,425
        294,113                                                                  6.000%    09/01/32            306,183
        614,792                                                                  6.000%    10/01/32            640,017
      2,792,166   (j)                                                            6.000%    10/01/32          2,902,825
      2,481,816                                                                  6.000%    11/01/32          2,580,666
      4,183,312                                                                  6.000%    03/01/33          4,348,171
      6,363,878                                                                  6.000%    08/01/34          6,583,792
        964,321                                                                  6.000%    09/01/34            997,644
        550,000   (g)                                                            6.000%    01/01/35            568,562
      1,320,673                                                                  6.500%    02/01/32          1,391,454
      1,059,990   (j)                                                            6.500%    02/01/32          1,116,798
        943,776                                                                  6.500%    04/01/32            995,642
        420,604                                                                  6.500%    05/01/32            443,141
      3,136,520                                                                  6.500%    07/01/32          3,312,617
        108,835                                                                  6.500%    09/01/32            114,235
        488,323                                                                  6.500%    09/01/34            512,272
        987,596                                                                  6.500%    11/01/34          1,036,031

                 See accompanying notes to financial statements.

                                                                                                           MARKET
PRINCIPAL                                                                       COUPON     MATURITY       VALUE(a)
---------                                                                       ------     --------    ---------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$     1,000,000   (l)                                                            6.500%    08/25/44    $     1,048,281
      1,303,355   (j)                                                            7.000%    09/01/31          1,387,727
        162,835   (j)                                                            7.000%    11/01/31            172,480
        841,541                                                                  7.000%    02/01/32            896,340
      3,236,428   (j)                                                            7.000%    03/01/32          3,447,302
      1,031,235                                                                  7.000%    06/25/32          1,090,207
        154,693                                                                  7.000%    07/01/32            164,498
        237,028                                                                  7.500%    04/01/31            256,172
        228,669   (c) (j)                                                        8.108%    12/25/15            236,371
                                                                                                       ---------------
                                                                                                           110,675,292
                                                                                                       ---------------
     Government National Mortgage Association (GNMA) (3.8%)
             --   (c) (f)                                                        0.391%    03/16/42            754,185
             --   (c) (f)                                                        1.205%    07/16/40            913,734
             --   (c) (f)                                                        1.393%    03/16/34            771,129
        944,566                                                                  5.000%    10/15/33            946,605
        477,578                                                                  5.000%    11/15/33            478,609
      1,959,981                                                                  5.000%    03/15/34          1,962,392
      3,000,000   (g)                                                            5.500%    01/01/35          3,060,936
                                                                                                       ---------------
                                                                                                             8,887,590
                                                                                                       ---------------
     State and Local Government Obligations (.6%)
      1,349,000   Pleasant Hill California                                       7.950%    09/20/15          1,398,212
                                                                                                       ---------------
     Vendee Mortgage Trust (.1%)
        265,302   Vendee Mortgage Trust                                          7.793%    02/15/25            284,396
                                                                                                       ---------------
Total U.S. Government and Agencies Obligations(Cost: $130,915,021)                                         131,427,796
                                                                                                       ---------------
  ASSET-BACKED SECURITIES (18.8%)
      2,200,000   Associates Manufactured Housing Pass Through
                   Certificates                                                  7.900%    03/15/27          2,321,414
      1,250,000   BankAmerica Manufactured Housing Contract Trust                7.015%    01/10/28          1,313,417
      5,291,000   BankAmerica Manufactured Housing Contract Trust                7.800%    10/10/26          5,673,261
        143,375   Green Tree Financial Corporation                               7.050%    01/15/19            148,596
        350,000   Green Tree Financial Corporation                               7.950%    08/15/25            379,681
        822,031   Green Tree Financial Corporation                               8.300%    11/15/19            876,156
      1,029,491   Green Tree Financial Corporation                               8.400%    06/15/19          1,098,301
      1,418,442   Green Tree Financial Corporation                               9.100%    04/15/25          1,650,470
      1,529,023   GRMT Fairbanks Trust-144A Issue (c) (d)                        4.010%    06/20/32          1,535,220
      2,128,141   Lehman ABS Manufactured Housing Contract                       5.873%    05/15/22          2,204,465
        394,235   Metropolitan Asset Funding, Inc.-144A Issue (e)                6.980%    05/20/12            393,708
        392,407   Metropolitan Asset Funding, Inc.-144A Issue (e)                7.130%    06/20/12            391,853
      3,865,248   Mid-State Trust                                                7.340%    07/01/35          4,190,118
      2,981,259   Mid-State Trust                                                7.400%    07/01/35          3,221,892
      2,665,065   Mid-State Trust                                                7.790%    07/01/35          2,877,639
        789,665   MMCA Automobile Trust                                          5.370%    01/15/10            797,820
      1,600,058   Oakwood Mortgage Investors, Inc.                               7.375%    08/15/27          1,682,258
      1,821,729   Oakwood Mortgage Investors, Inc. (d)                           8.100%    08/15/26          1,908,453
        134,759   Origen Manufactured Housing                                    2.020%    10/15/13            133,827
        500,000   Origen Manufactured Housing                                    4.750%    08/15/21            496,328
      1,000,000   Origen Manufactured Housing                                    5.910%    01/15/35            978,242

                 See accompanying notes to financial statements.

                                                                                                           MARKET
PRINCIPAL                                                                       COUPON     MATURITY       VALUE(a)
---------                                                                       ------     --------    ---------------
  ASSET-BACKED SECURITIES--CONTINUED
$     1,250,000   Residential Asset Mortgage Products, Inc. (k)                  6.092%    12/25/33    $     1,285,333
      2,000,000   Structured Asset Securities Corporation (k)                    5.630%    05/25/34          2,006,376
      2,700,000   Structured Asset Securities Corporation (k)                    6.000%    06/25/34          2,747,017
      1,031,416   Vanderbilt Mortgage Finance                                    7.070%    12/07/14          1,052,469
      2,250,000   Vanderbilt Mortgage Finance                                    7.955%    12/07/24          2,457,552
        411,363   Whole Auto Loan Trust-144A Issue (d)                           6.000%    04/15/09            411,863
                                                                                                       ---------------
Total Asset-Backed Securities (Cost: $43,351,407)                                                           44,233,729
                                                                                                       ---------------
  OTHER MORTGAGE-BACKED SECURITIES (23.3%)
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (13.1%)
        399,303   Banc of America Alternative Loan Trust                         6.000%    12/25/34            404,717
      2,764,994   Banc of America Funding Corporation (c)                        5.038%    09/20/34          2,754,320
      1,930,748   Banc of America Mortgage Securities Corporation                5.750%    08/25/34          1,948,043
         10,000   Banco Hipotecario Nacional-144A
                   Issue (b) (c) (d) (i)                                         3.870%    03/25/11                500
        620,538   Banco Hipotecario Nacional-144A Issue (b) (d) (i)              7.540%    05/31/17             61,657
         50,980   Banco Hipotecario Nacional-144A Issue (b) (d) (i)              7.916%    07/25/09              2,549
      1,112,587   Bear Stearns Mortgage Securities, Inc.                         8.000%    11/25/29          1,110,229
      2,007,589   BlackRock Capital Finance LP-144A Issue (e)                    7.750%    09/25/26          2,081,525
      2,596,532   Charlie Mac                                                    5.000%    10/25/34          2,560,855
      2,000,000   Countrywide Home Loan Mortgage Pass Through
                   Trust                                                         4.150%    08/25/33          1,889,058
      2,052,357   Credit Suisse First Boston Mortgage Securities
                   Corporation                                                   6.000%    11/25/18          2,121,624
      2,190,644   Global Mortgage Securitization, Ltd.-144A
                   Issue (d) (l)                                                 5.250%    11/25/32          2,162,857
      5,259,364   GMAC Mortgage Corporation Loan Trust (c)                       4.518%    08/19/34          5,221,361
      2,500,000   GSR Mortgage Loan Trust (c)                                    3.931%    08/25/34          2,383,723
      2,654,745   Master Asset Securitization Trust                              5.500%    11/25/33          2,679,500
        324,061   Nationsbanc Montgomery Funding Corporation                     6.000%    11/25/13            323,475
        316,825   Prudential Home Mortgage Securities-144A
                   Issue (e)                                                     7.900%    04/28/22            317,582
         64,640   Prudential Home Mortgage Securities-144A
                   Issue (c) (e)                                                 7.965%    09/28/24             64,504
        409,868   Residential Accredit Loans, Inc.-144A Issue (e)                6.250%    03/25/14            416,736
        199,696   Sequoia Mortgage Funding Company-144A
                   Issue (e)                                                     6.380%    08/28/31            199,014
         69,226   Structured Asset Mortgage Investments, Inc.                    6.680%    04/30/30             69,236
        106,961   Structured Asset Mortgage Investments, Inc.                    6.750%    04/30/30            106,619
      1,996,586   Wells Fargo Mortgage Backed Securities Trust (c)               4.950%    09/25/34          1,978,064
                                                                                                       ---------------
                                                                                                            30,857,748
                                                                                                       ---------------
    Commercial Mortgage-Backed Securities (1.1%)
             --   Asset Securitization Corporation (c) (f)                       2.098%    08/13/29            957,090
             --   Asset Securitization Corporation (d) (f)                       2.433%    08/13/27            647,591
             --   Asset Securitization Corporation-144A
                   Issue (c) (e) (f)                                             1.827%    10/13/26          1,040,030
                                                                                                       ---------------
                                                                                                             2,644,711
                                                                                                       ---------------

                 See accompanying notes to financial statements.

                                                                                                           MARKET
PRINCIPAL/SHARES                                                                COUPON     MATURITY       VALUE(a)
----------------                                                                ------     --------    ---------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
    Non-Agency Commercial Mortgage-Backed Securities (9.1%)
$     1,500,000   Bear Stearns Commercial Mortgage-144A
                   Issue (e)                                                     5.064%    05/14/16    $     1,531,212
      2,726,000   FFCA Secured Lending Corporation-
                   144A Issue (c) (d)                                            3.510%    02/18/22          2,519,039
      1,290,000   FFCA Secured Lending Corporation-
                   144A Issue (c) (d)                                            3.760%    02/18/22          1,180,961
      4,936,000   FFCA Secured Lending Corporation                               8.910%    06/01/20          4,885,699
        643,352   GMAC Commercial Mortgage Securities (d) (l)                    5.940%    07/01/13            644,759
        500,000   Hilton Hotel Pool Trust-144A Issue (c) (e) (h)                 2.806%    10/03/15            504,850
      1,000,000   Hilton Hotel Pool Trust-144A Issue (e)                         7.458%    10/03/15          1,125,784
      2,000,000   Mortgage Capital Funding, Inc. (c)                             7.146%    06/18/30          2,257,991
      5,300,000   Paine Webber Mortgage Acceptance Corporation-144A
                   Issue (e)                                                     7.655%    01/02/12          5,635,714
      1,000,000   Prudential Securities Secured Financing
                   Corporation (c)                                               7.536%    06/16/31          1,109,143
                                                                                                       ---------------
                                                                                                            21,395,152
                                                                                                       ---------------
                  Total Other Mortgage-Backed Securities (Cost: $56,317,338)                                54,897,611
                                                                                                       ---------------
  CORPORATE OBLIGATIONS (1.0%)
    Financial (1.0%)
     Real Estate (1.0%)
      2,250,000   Covenant Retirement Communities, Inc. (c)                      7.000%    06/01/06          2,282,170
                                                                                                       ---------------
                  Total Corporate Obligations (Cost: $2,250,000)                                             2,282,170
                                                                                                       ---------------
                  Total Long-Term Debt Securities (Cost: $232,833,766)                                     232,841,306
                                                                                                       ---------------
SHORT-TERM SECURITIES (6.2%)
  INVESTMENT COMPANIES (6.2%)
      8,510,145   American AAdvantage Money Market Fund, current rate 2.160%                                 8,510,145
          9,063   BlackRock Provident Institutional TempFund, current rate 2.175%                                9,063
      6,040,298   One Group Institutional Prime Money Market, current rate 1.950%                            6,040,298
                                                                                                       ---------------
                  Total Investment Companies (Cost: $14,559,506)                                            14,559,506
                                                                                                       ---------------
                  Total Short-Term Securities (Cost: $14,559,506)                                           14,559,506
                                                                                                       ---------------
                  Total Investments in Securities (Cost: $247,393,272) (m)                             $   247,400,812
                                                                                                       ---------------
                  Liabilities in excess of cash and other assets (5.1%)                                    (11,919,870)
                                                                                                       ---------------
                  Total Net Assets (100%)                                                              $   235,480,942
                                                                                                       ===============

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held .03% of net assets in foreign securities at December 31, 2004.
(c)  Variable rate security.
(d) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at December 31, 2004, which includes cost and acquisition date, is as follows:

                                                                                     ACQUISITION       ACQUISITION
     SECURITY:                                                                          DATE              COST
     ---------                                                                     ---------------   ---------------
     Banco Hipotecario Nacional - 144A Issue*                                         09/06/02       $           746
     Banco Hipotecario Nacional - 144A Issue*                                         Various                582,963
     Banco Hipotecario Nacional - 144A Issue*                                         Various                 48,917
     FFCA Secured Lending Corporation - 144A Issue*                                   5/14/03              2,384,398
     FFCA Secured Lending Corporation - 144A Issue*                                   5/19/03              1,086,220
     Global Mortgage Securitization, Ltd. - 144A Issue*                               11/24/04             2,172,108
     GRMT Fairbanks Trust-144A Issue*                                                 07/15/03             1,491,753
     Whole Auto Loan Trust-144A Issue*                                                Various                408,278
     Asset Securitization Corporation+                                                11/25/98               823,471
     GMAC Commercial Mortgage Securities+                                             11/12/01               616,437
     Oakwood Mortgage Investors, Inc+                                                 03/25/03             1,909,354
                                                                                                     ---------------
                                                                                                     $    11,524,645
                                                                                                     ===============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
+    Represents a private placement security.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(g) At December 31, 2004 the total cost of investments issued on a when-issued or forward commitment basis is $15,648,800.

                 See accompanying notes to financial statements.

(h) Partially pledged as initial margin deposit on open Euro futures purchase contracts.

HOLDINGS OF OPEN FUTURES CONTRACTS
On December 31, 2004, securities with an aggregate market value of $504,850 have been segregated to cover margin requirements for the following open futures contracts:

                                                               NUMBER OF            POSITION          UNREALIZED
        TYPE                            EXPIRATION             CONTRACTS              TYPE           DEPRECIATION
     -----------                      --------------           ---------            --------         ------------
     90 Day Euro                          March 2005                   4              long           $      4,659
     90 Day Euro                          March 2006                   4              long                  3,857
     90 Day Euro                          March 2007                   3              long                  1,852
     90 Day Euro                          March 2008                   3              long                  1,140
     90 Day Euro                          March 2009                   3              long                    802
     90 Day Euro                           June 2005                   4              long                  5,470
     90 Day Euro                           June 2006                   4              long                  3,044
     90 Day Euro                           June 2007                   3              long                  1,665
     90 Day Euro                           June 2008                   3              long                  1,027
     90 Day Euro                           June 2009                   3              long                    765
     90 Day Euro                      September 2005                   4              long                  5,470
     90 Day Euro                      September 2006                   4              long                  2,570
     90 Day Euro                      September 2007                   3              long                  1,478
     90 Day Euro                      September 2008                   3              long                    990
     90 Day Euro                      September 2009                   3              long                    765
     90 Day Euro                       December 2005                   4              long                  4,758
     90 Day Euro                       December 2006                   3              long                  2,153
     90 Day Euro                       December 2007                   3              long                  1,290
     90 Day Euro                       December 2008                   3              long                    878
                                                               ---------                             ------------
                                                                      64                             $     44,633
                                                               =========                             ============

(i) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.
(j) Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2004.
(k) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated rate.
(l) These securities are being fair-valued according to procedures approved by the Board of Directors.
(m) At December 31, 2004 the cost of securities for federal income tax purposes was $247,507,238. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                         $    3,327,168
     Gross unrealized depreciation                                             (3,433,594)
                                                                           --------------
     Net unrealized depreciation                                           $     (106,426)
                                                                           ==============

                 See accompanying notes to financial statements.

INDEX 500 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 2004

(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
COMMON STOCKS (99.3%)
  BASIC MATERIALS (3.3%)
    Agriculture Products (.1%)
         15,436   Monsanto Company                                $       857,470
                                                                  ---------------
    Aluminum (.2%)
         50,794   Alcoa, Inc.                                           1,595,947
                                                                  ---------------
    Chemicals (1.6%)
         13,264   Air Products and
                    Chemicals, Inc.                                       768,914
          4,500   Eastman Chemical
                    Company                                               259,785
         15,037   Ecolab, Inc.                                            528,250
         57,955   EI Du Pont de Nemours
                    and Company                                         2,842,693
          7,090   Engelhard Corporation                                   217,450
          2,936   Great Lakes Chemical
                    Corporation                                            83,647
          6,461   Hercules, Inc. (b)                                       95,946
          5,528   International Flavors &
                    Fragrances, Inc.                                      236,820
         10,030   PPG Industries, Inc.                                    683,645
         18,948   Praxair, Inc.                                           836,554
         13,120   Rohm & Haas Company                                     580,297
          4,028   Sigma-Aldrich
                    Corporation                                           243,533
         55,024   The Dow Chemical
                    Company                                             2,724,238
          8,197   The Sherwin-Williams
                    Company                                               365,832
                                                                  ---------------
                                                                       10,467,604
                                                                  ---------------
    Construction (.1%)
          5,945   Vulcan Materials
                    Company                                               324,656
                                                                  ---------------
    Iron and Steel (.1%)
          5,508   Allegheny Technologies,
                    Inc.                                                  119,358
          9,280   Nucor Corporation                                       485,715
          6,654   United States Steel
                    Corporation                                           341,018
                                                                  ---------------
                                                                          946,091
                                                                  ---------------
    Mining (.3%)
         10,417   Freeport-McMoRan
                    Copper & Gold, Inc.                                   398,242
         25,903   Newmont Mining
                    Corporation                                         1,150,352
          5,571   Phelps Dodge
                    Corporation                                   $       551,083
                                                                  ---------------
                                                                        2,099,677
                                                                  ---------------
    Paper and Forest (.9%)
          6,240   Bemis Company                                           181,522
         15,059   Georgia-Pacific
                    Corporation                                           564,411
         28,393   International Paper
                    Company                                             1,192,506
         28,460   Kimberly-Clark
                    Corporation                                         1,872,953
          6,421   Louisiana-Pacific
                    Corporation                                           171,698
         11,825   MeadWestvaco
                    Corporation                                           400,749
         10,712   Plum Creek Timber
                    Company, Inc.                                         411,769
          3,305   Temple-Inland, Inc.                                     226,062
         13,997   Weyerhaeuser
                    Company                                               940,878
                                                                  ---------------
                                                                        5,962,548
                                                                  ---------------
  CAPITAL GOODS (8.9%)
    Aerospace/Defense (1.8%)
         11,687   General Dynamics
                    Corporation                                         1,222,460
          6,863   Goodrich Corporation                                    224,008
          6,720   L-3 Communications
                    Holdings, Inc.                                        492,173
         25,831   Lockheed Martin
                    Corporation                                         1,434,912
         21,487   Northrop Grumman
                    Corporation                                         1,168,033
         26,378   Raytheon Company                                      1,024,258
         10,748   Rockwell Automation,
                    Inc.                                                  532,563
         10,242   Rockwell Collins, Inc.                                  403,945
         48,992   The Boeing Company                                    2,536,316
         29,821   United Technologies
                    Corporation                                         3,082,000
                                                                  ---------------
                                                                       12,120,668
                                                                  ---------------
    Containers -- Metal/Glass (--)
          6,574   Ball Corporation                                        289,125
                                                                  ---------------

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  CAPITAL GOODS--CONTINUED
    Electrical Equipment (4.1%)
         11,160   American Power
                    Conversion
                    Corporation                                   $       238,824
          5,355   Cooper Industries, Ltd.                                 363,551
         24,492   Emerson Electric
                    Company                                             1,716,889
        616,905   General Electric
                    Company (e)                                        22,517,032
         50,192   Honeywell International,
                    Inc.                                                1,777,299
         10,962   Molex, Inc.                                             328,860
          4,847   Power-One, Inc. (b)                                      43,235
         56,652   Solectron Corporation (b)                               301,955
          9,309   Thermo Electron
                    Corporation (b)                                       281,039
                                                                  ---------------
                                                                       27,568,684
                                                                  ---------------
    Engineering/Construction (.3%)
         19,913   Caterpillar, Inc.                                     1,941,717
                                                                  ---------------
    Equipment Semiconductor (.1%)
         11,757   Jabil Circuit, Inc. (b)                                 300,744
                                                                  ---------------
    Machinery (.3%)
         14,480   Deere & Company                                       1,077,312
         10,063   Ingersoll-Rand
                    Company (c)                                           808,059
                                                                  ---------------
                                                                        1,885,371
                                                                  ---------------
    Manufacturing (1.8%)
         45,429   3M Company                                            3,728,358
          6,431   Avery Dennison
                    Corporation                                           385,667
         11,866   Dover Corporation                                       497,660
         17,254   Illinois Tool Works, Inc.                             1,599,101
          6,972   Parker Hannifin
                    Corporation                                           528,059
          4,911   Sealed Air Corporation (b)                              261,609
          8,025   Textron, Inc.                                           592,245
        117,381   Tyco International, Ltd. (c)                          4,195,197
                                                                  ---------------
                                                                       11,787,896
                                                                  ---------------
    Office Equipment (.1%)
         13,461   Pitney Bowes, Inc.                                      622,975
                                                                  ---------------
    Trucks and Parts (.2%)
          2,706   Cummins, Inc.                                           226,736
          4,096   Navistar International
                    Corporation (b)                                       180,142
         10,155   Paccar, Inc.                                            817,274
                                                                  ---------------
                                                                        1,224,152
                                                                  ---------------
    Waste Management (.2%)
         18,570   Allied Waste Industries,
                    Inc. (b)                                      $       172,330
         33,385   Waste Management, Inc.                                  999,547
                                                                  ---------------
                                                                        1,171,877
                                                                  ---------------
  COMMUNICATION SERVICES (4.7%)
    Cellular (.3%)
         64,845   Nextel Communications,
                    Inc. (b)                                            1,945,350
                                                                  ---------------
    Telecommunication (1.5%)
         47,199   ADC Telecommunications,
                    Inc. (b)                                              126,493
          9,382   Andrew Corporation (b)                                  127,877
         26,713   Avaya, Inc. (b)                                         459,464
         33,363   Ciena Corporation (b)                                   111,432
         11,533   Comverse Technology,
                    Inc. (b)                                              281,982
         81,823   Corning, Inc. (b)                                       963,057
        257,953   Lucent Technologies,
                    Inc. (b)                                              969,903
        142,054   Motorola, Inc.                                        2,443,329
         95,644   Qualcomm, Inc.                                        4,055,306
          8,946   Scientific-Atlanta, Inc.                                295,307
         26,958   Tellabs, Inc. (b)                                       231,569
                                                                  ---------------
                                                                       10,065,719
                                                                  ---------------
    Telephone (2.9%)
         17,719   Alltel Corporation                                    1,041,168
         46,440   AT&T Corporation                                        885,146
        106,886   BellSouth Corporation                                 2,970,362
          7,805   Centurytel, Inc.                                        276,843
         19,574   Citizens
                    Communications
                    Company                                               269,926
        105,961   Qwest Communications
                  International, Inc. (b)                                 470,467
        193,461   SBC Communications,
                    Inc.                                                4,985,490
         85,833   Sprint Corporation-FON
                    Group                                               2,132,950
        161,574   Verizon Communications,
                    Inc.                                                6,545,363
                                                                  ---------------
                                                                       19,577,715
                                                                  ---------------

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  CONSUMER CYCLICAL (11.3%)
    Auto (1.2%)
         15,411   Autonation, Inc. (b)                            $       296,045
          4,324   Cooper Tire & Rubber
                    Company                                                93,182
          8,740   Dana Corporation                                        151,464
         18,008   Danaher Corporation                                   1,033,839
         32,746   Delphi Corporation                                      295,369
          8,864   Eaton Corporation                                       641,399
        106,764   Ford Motor Company                                    1,563,025
         32,959   General Motors
                    Corporation                                         1,320,338
         17,158   Harley-Davidson, Inc.                                 1,042,349
          5,426   ITT Industries, Inc.                                    458,226
         11,107   Johnson Controls, Inc.                                  704,628
         10,233   The Goodyear Tire &
                    Rubber Company (b)                                    150,016
          7,490   Visteon Corporation                                      73,177
                                                                  ---------------
                                                                        7,823,057
                                                                  ---------------
    Building Materials (.2%)
         12,517   American Standard
                    Companies, Inc. (b)                                   517,202
         26,141   Masco Corporation                                       954,931
                                                                  ---------------
                                                                        1,472,133
                                                                  ---------------
    Construction (.2%)
          7,256   Centex Corporation                                      432,312
          2,711   KB Home                                                 283,028
          7,457   Pulte Homes, Inc.                                       475,757
                                                                  ---------------
                                                                        1,191,097
                                                                  ---------------
    Distribution Durables (.1%)
         10,216   Genuine Parts Company                                   450,117
          5,268   WW Grainger, Inc.                                       350,954
                                                                  ---------------
                                                                          801,071
                                                                  ---------------
    Hardware and Tools (.1%)
          4,733   Black & Decker
                    Corporation                                           418,066
          3,338   Snap-On, Inc.                                           114,694
          4,835   The Stanley Works                                       236,867
                                                                  ---------------
                                                                          769,627
                                                                  ---------------
    Houseware (.1%)
         11,080   Leggett & Platt, Inc.                                   315,004
          4,562   Maytag Corporation                                       96,258
          3,920   Whirlpool Corporation                                   271,303
                                                                  ---------------
                                                                          682,565
                                                                  ---------------
    Leisure (.3%)
          5,625   Brunswick Corporation                           $       278,438
         10,329   Hasbro, Inc.                                            200,176
         20,110   International Game
                    Technology                                            691,382
         24,214   Mattel, Inc.                                            471,931
                                                                  ---------------
                                                                        1,641,927
                                                                  ---------------
    Lodging -- Hotel (.3%)
          6,558   Harrah's Entertainment,
                    Inc.                                                  438,665
         22,525   Hilton Hotels
                    Corporation                                           512,218
         13,048   Marriott International,
                    Inc.                                                  821,763
                                                                  ---------------
                                                                        1,772,646
                                                                  ---------------
    Photography/Imagery (.1%)
         16,728   Eastman Kodak
                    Company                                               539,478
                                                                  ---------------
    Publishing (1.1%)
          4,720   Dow Jones & Company,
                    Inc.                                                  203,243
         14,895   Gannett Company, Inc.                                 1,216,922
          4,462   Knight-Ridder, Inc.                                     298,686
          2,960   Meredith Corporation                                    160,432
          8,414   New York Times
                    Company                                               343,291
        152,456   News Corporation                                      2,844,829
         12,814   RR Donnelly & Sons
                    Company                                               452,206
         11,112   The McGraw-Hill
                    Companies, Inc.                                     1,017,193
         18,539   Tribune Company                                         781,233
                                                                  ---------------
                                                                        7,318,035
                                                                  ---------------
    Restaurants (--)
          9,115   Darden Restaurants, Inc.                                252,850
                                                                  ---------------
    Retail (6.7%)
          4,656   Autozone, Inc. (b)                                      425,139
         17,560   Bed Bath & Beyond,
                    Inc. (b)                                              699,415
         18,929   Best Buy Company, Inc.                                1,124,761
          6,578   Big Lots, Inc. (b)                                       79,791
         11,391   Circuit City Stores, Inc.                               178,155
         11,024   Coach, Inc. (b)                                         621,754
         27,371   Costco Wholesale
                    Corporation                                         1,325,030
         23,344   CVS Corporation                                       1,052,114

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  CONSUMER CYCLICAL--CONTINUED
          4,781   Dillards, Inc.                                  $       128,466
         19,120   Dollar General
                    Corporation                                           397,123
         38,682   eBay, Inc. (b)                                        4,497,943
          9,784   Family Dollar Stores,
                    Inc.                                                  305,554
          9,873   Federated Department
                    Stores                                                570,561
        128,138   Home Depot, Inc.                                      5,476,618
         16,660   JC Penney Company, Inc.                                 689,724
         20,020   Kohl's Corporation (b)                                  984,383
         45,106   Lowe's Companies, Inc.                                2,597,655
         23,715   Ltd. Brands                                             545,919
         15,325   Nike, Inc.                                            1,389,824
          8,117   Nordstrom, Inc.                                         379,307
         18,229   Office Depot, Inc. (b)                                  316,455
          5,439   OfficeMax, Inc.                                         170,676
          9,207   RadioShack Corporation                                  302,726
          3,378   Reebok International, Ltd.                              148,632
         12,068   Sears Roebuck and
                    Company                                               615,830
         29,053   Staples, Inc.                                           979,377
         52,292   Target Corporation                                    2,715,524
         51,159   The Gap, Inc.                                         1,080,478
         17,037   The May Department
                    Stores Company                                        500,888
          8,457   Tiffany & Company                                       270,370
         28,118   TJX Companies, Inc.                                     706,605
         12,549   Toys 'R' Us, Inc. (b)                                   256,878
        247,113   Wal-Mart Stores, Inc.                                13,052,509
                                                                  ---------------
                                                                       44,586,184
                                                                  ---------------
    Service (.8%)
         10,809   Apollo Group, Inc. (b)                                  872,394
         61,435   Cendant Corporation                                   1,436,350
          8,240   Convergys
                    Corporation (b)                                       123,518
          4,853   Fluor Corporation                                       264,537
          9,632   H&R Block, Inc.                                         471,968
         24,676   Interpublic Group of
                    Companies, Inc. (b)                                   330,659
          6,956   Monster Worldwide,
                    Inc. (b)                                              234,000
         10,847   Omnicom Group                                           914,619
         10,117   Robert Half
                    International, Inc.                                   297,743
          7,858   Sabre Holdings
                    Corporation                                           174,133
                                                                  ---------------
                                                                        5,119,921
                                                                  ---------------
    Textiles (.1%)
          7,124   Jones Apparel Group,
                    Inc.                                          $       260,525
          6,334   Liz Claiborne, Inc.                                     267,358
          6,490   VF Corporation                                          359,416
                                                                  ---------------
                                                                          887,299
                                                                  ---------------
  CONSUMER STAPLES (11.1%)
    Beverage (2.2%)
          2,231   Adolph Coors Company                                    168,820
         46,102   Anheuser-Busch
                    Companies, Inc.                                     2,338,754
          7,132   Brown-Forman
                    Corporation                                           347,186
         27,380   Coca-Cola Enterprises,
                    Inc.                                                  570,873
         14,567   Pepsi Bottling Group, Inc.                              393,892
         98,293   PepsiCo, Inc.                                         5,130,895
        141,179   The Coca-Cola Company                                 5,877,282
                                                                  ---------------
                                                                       14,827,702
                                                                  ---------------
    Broadcasting (.9%)
         33,467   Clear Channel
                    Communications, Inc.                                1,120,810
        129,535   Comcast Corporation (b)                               4,310,925
         18,859   Univision
                    Communications,
                    Inc. (b)                                              552,003
                                                                  ---------------
                                                                        5,983,738
                                                                  ---------------
    Entertainment (1.4%)
         36,953   Carnival Corporation                                  2,129,601
         99,492   Viacom, Inc.                                          3,620,514
        119,229   Walt Disney Company                                   3,314,566
                                                                  ---------------
                                                                        9,064,681
                                                                  ---------------
    Food (1.5%)
         38,192   Archer-Daniels-Midland
                    Company                                               852,064
         24,009   Campbell Soup
                    Company                                               717,629
         30,010   ConAgra Foods, Inc.                                     883,794
         21,261   General Mills, Inc.                                   1,056,884
         14,359   Hershey Foods
                    Corporation                                           797,499
         20,384   HJ Heinz Company                                        794,772
         24,094   Kellogg Company                                       1,076,038
          7,977   McCormick & Company,
                    Inc.                                                  307,912
         45,757   Sara Lee Corporation                                  1,104,574

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  CONSUMER STAPLES--CONTINUED
         37,333   Sysco Corporation                               $     1,425,001
         13,097   WM Wrigley Jr Company                                   906,181
                                                                  ---------------
                                                                        9,922,348
                                                                  ---------------
    Household Products (2.0%)
          8,869   Clorox Company                                          522,650
         30,943   Colgate-Palmolive
                    Company                                             1,583,044
         16,035   Newell Rubbermaid, Inc.                                 387,887
          8,569   Pactiv Corporation (b)                                  216,710
        148,021   Procter & Gamble
                    Company                                             8,152,997
         57,915   The Gillette Company                                  2,593,434
                                                                  ---------------
                                                                       13,456,722
                                                                  ---------------
    Personal Care (.2%)
          5,343   Alberto-Culver Company                                  259,510
         27,597   Avon Products, Inc.                                   1,068,004
                                                                  ---------------
                                                                        1,327,514
                                                                  ---------------
    Restaurants (.7%)
         73,360   McDonald's Corporation                                2,351,922
         23,339   Starbucks Corporation (b)                             1,455,420
          6,651   Wendy's International,
                    Inc.                                                  261,118
         17,093   Yum! Brands, Inc.                                       806,448
                                                                  ---------------
                                                                        4,874,908
                                                                  ---------------
    Retail (.7%)
         21,476   Albertson's, Inc.                                       512,847
         43,128   Kroger Company (b)                                      756,465
         26,112   Safeway, Inc. (b)                                       515,451
          7,760   Supervalu, Inc.                                         267,875
         59,634   Walgreen Company                                      2,288,157
                                                                  ---------------
                                                                        4,340,795
                                                                  ---------------
    Service (.1%)
         10,016   Cintas Corporation                                      439,302
                                                                  ---------------
    Tobacco (1.4%)
        119,772   Altria Group, Inc.                                    7,318,069
          8,472   Fortune Brands, Inc.                                    653,869
          8,581   Reynolds American, Inc.                                 674,467
          9,651   UST, Inc.                                               464,310
                                                                  ---------------
                                                                        9,110,715
                                                                  ---------------
  ENERGY (6.9%)
    Oil & Gas (6.2%)
          5,392   Amerada Hess
                    Corporation                                           444,193
         14,419   Anadarko Petroleum
                    Corporation                                   $       934,495
         19,050   Apache Corporation                                      963,358
          4,108   Ashland, Inc.                                           239,825
         22,820   Burlington Resources,
                    Inc.                                                  992,670
        123,625   ChevronTexaco
                    Corporation                                         6,491,549
         40,277   ConocoPhillips                                        3,497,252
         28,360   Devon Energy
                    Corporation                                         1,103,771
          6,919   EOG Resources, Inc.                                     493,740
        376,446   Exxon Mobil
                    Corporation (e)                                    19,296,620
          8,852   Kerr-McGee Corporation                                  511,557
         20,223   Marathon Oil
                    Corporation                                           760,587
          8,724   Nabors Industries,
                    Ltd. (b) (c)                                          447,454
          7,899   Noble Corporation (b)                                   392,896
         23,033   Occidental Petroleum
                    Corporation                                         1,344,206
          6,174   Rowan Companies,
                    Inc. (b)                                              159,907
          4,267   Sunoco, Inc.                                            348,657
         18,764   Transocean, Inc. (b)                                    795,406
         15,304   Unocal Corporation                                      661,745
         14,975   Valero Energy
                    Corporation                                           679,865
         15,200   XTO Energy, Inc.                                        537,776
                                                                  ---------------
                                                                       41,097,529
                                                                  ---------------
    Oil & Gas Services (.7%)
         19,575   Baker Hughes, Inc.                                      835,265
          9,436   BJ Services Company                                     439,151
         25,790   Halliburton Company                                   1,012,000
         34,354   Schlumberger, Ltd.                                    2,300,000
                                                                  ---------------
                                                                        4,586,416
                                                                  ---------------
  FINANCIAL (20.8%)
    Banks (6.3%)
         20,720   Amsouth BanCorp                                         536,648
        235,694   Bank of America
                    Corporation                                        11,075,261
         32,232   BB&T Corporation                                      1,355,356
          9,995   Comerica, Inc.                                          609,895
          7,157   Compass Bancshares,
                    Inc.                                                  348,331
         32,752   Fifth Third BanCorp                                   1,548,515

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  FINANCIAL--CONTINUED
          7,185   First Horizon National
                    Corporation                                   $       309,745
         13,485   Huntington Bancshares,
                    Inc.                                                  334,158
         23,727   Keycorp                                                 804,345
          6,779   M&T Bank Corporation                                    731,047
         13,038   Marshal & Ilsley
                    Corporation                                           576,280
         24,715   Mellon Financial
                    Corporation                                           768,884
         39,536   National City
                    Corporation                                         1,484,577
         27,463   North Fork
                    Bancorporation, Inc.                                  792,308
         12,834   Northern Trust
                    Corporation                                           623,476
         27,121   Regions Financial
                    Corporation                                           965,236
         19,438   State Street Corporation                                954,795
         21,636   SunTrust Banks, Inc.                                  1,598,468
         18,068   Synovus Financial
                    Corporation                                           516,383
         45,333   The Bank of New York
                    Company, Inc.                                       1,515,029
        108,952   U.S. Bancorp                                          3,412,377
         93,576   Wachovia Corporation                                  4,922,098
         98,724   Wells Fargo & Company                                 6,135,697
          5,280   Zions Bancorporation                                    359,198
                                                                  ---------------
                                                                       42,278,107
                                                                  ---------------
    Finance -- Diversified (2.9%)
         73,289   American Express
                    Company                                             4,131,301
         14,163   Capital One Financial
                    Corporation                                         1,192,666
         12,280   CIT Group, Inc.                                         562,670
          6,266   Federated Investors, Inc.                               190,486
         13,737   Janus Capital Group, Inc.                               230,919
        207,877   JP Morgan Chase &
                    Company                                             8,109,282
         74,554   MBNA Corporation                                      2,101,677
          5,666   MGIC Investment
                    Corporation                                           390,444
          8,597   Moody's Corporation                                     746,649
         17,103   Providian Financial
                    Corporation (b)                                       281,686
         25,081   SLM Corporation                                       1,339,075
                                                                  ---------------
                                                                       19,276,855
                                                                  ---------------
    Insurance (4.6%)
         16,583   ACE, Ltd. (c)                                   $       708,923
          8,616   Aetna, Inc.                                           1,074,846
         29,525   Aflac, Inc.                                           1,176,276
          6,330   AMBAC Financial
                    Group, Inc.                                           519,883
        151,982   American International
                    Group, Inc.                                         9,980,658
         18,465   AON Corporation                                         440,575
         11,178   Chubb Corporation                                       859,588
          7,834   Cigna Corporation                                       639,019
          9,806   Cincinnati Financial
                    Corporation                                           434,014
         17,139   Hartford Financial
                    Services Group, Inc.                                1,187,904
          7,969   Jefferson-Pilot
                    Corporation                                           414,069
         10,207   Lincoln National
                    Corporation                                           476,463
         10,824   Loews Corporation                                       760,927
         30,747   Marsh & McLennan
                    Companies, Inc.                                     1,011,576
          8,244   MBIA, Inc.                                              521,680
         43,384   Metlife, Inc.                                         1,757,486
         17,912   Principal Financial
                    Group                                                 733,317
         29,902   Prudential Financial, Inc.                            1,643,414
          7,401   Safeco Corporation                                      386,628
         40,060   The Allstate Corporation                              2,071,903
         11,688   The Progressive
                    Corporation                                           991,610
         39,064   The St. Paul Travelers
                    Companies, Inc.                                     1,448,103
          6,338   Torchmark Corporation                                   362,153
         17,300   UnumProvident
                    Corporation                                           310,362
          8,107   XL Capital, Ltd. (c)                                    629,509
                                                                  ---------------
                                                                       30,540,886
                                                                  ---------------
    Investment Bankers/Brokers (4.4%)
        302,832   Citigroup, Inc.                                      14,590,446
         21,701   E*Trade Financial
                    Corporation (b)                                       324,430
         14,552   Franklin Resources, Inc.                              1,013,547
         28,253   Goldman Sachs Group,
                    Inc.                                                2,939,442
         15,786   Lehman Brothers
                    Holdings, Inc.                                      1,380,959
         54,309   Merrill Lynch &
                    Company, Inc.                                       3,246,049

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  FINANCIAL--CONTINUED
         63,871   Morgan Stanley                                  $     3,546,118
          7,478   T Rowe Price Group, Inc.                                465,132
          6,007   The Bear Stearns
                    Companies, Inc.                                       614,576
         78,598   The Charles Schwab
                    Corporation                                           940,032
                                                                  ---------------
                                                                       29,060,731
                                                                  ---------------
    Public Finance (.3%)
         33,868   Countrywide Financial
                    Corporation                                         1,253,455
         16,492   PNC Financial Services
                    Group, Inc.                                           947,300
                                                                  ---------------
                                                                        2,200,755
                                                                  ---------------
    Real Estate Investment Trust --
      Apartments (.2%)
          5,471   Apartment Investment &
                    Management Company                                    210,852
         11,418   Archstone-Smith Trust                                   437,309
         16,500   Equity Residential                                      596,970
                                                                  ---------------
                                                                        1,245,131
                                                                  ---------------
    Real Estate Investment Trust --
      Hotels (.1%)
         12,134   Starwood Hotels &
                    Resorts Worldwide, Inc.                               708,626
                                                                  ---------------
    Real Estate Investment Trust --
      Office Property (.1%)
         23,529   Equity Office Properties
                    Trust                                                 685,164
                                                                  ---------------
    Real Estate Investment Trust --
      Regional Mall (.1%)
         12,906   Simon Property Group,
                    Inc.                                                  834,631
                                                                  ---------------
    Real Estate Investment Trust --
      Warehouse/Industrial (.1%)
         10,731   Prologis                                                464,974
                                                                  ---------------
    Savings and Loans (.6%)
         17,868   Golden West Financial
                    Corporation                                         1,097,453
         20,142   Sovereign Bancorp, Inc.                                 454,202
         50,946   Washington Mutual, Inc.                               2,153,997
                                                                  ---------------
                                                                        3,705,652
                                                                  ---------------
    U.S. Government Obligations (1.1%)
         40,236   Freddie Mac                                     $     2,965,393
         56,479   Fannie Mae                                            4,021,870
                                                                  ---------------
                                                                        6,987,263
                                                                  ---------------
  HEALTH CARE (12.2%)
    Biotechnology (1.2%)
         74,115   Amgen, Inc. (b)                                       4,754,477
         19,462   Biogen Idec, Inc. (b)                                 1,296,364
         10,817   Chiron Corporation (b)                                  360,531
         14,460   Genzyme Corporation (b)                                 839,692
         14,513   Medimmune, Inc. (b)                                     393,447
          2,901   Millipore Corporation (b)                               144,499
                                                                  ---------------
                                                                        7,789,010
                                                                  ---------------
    Drugs (5.6%)
         90,877   Abbott Laboratories                                   4,239,412
        113,530   Bristol-Myers Squibb
                    Company                                             2,908,639
         25,213   Cardinal Health, Inc.                                 1,466,136
         66,033   Eli Lilly & Company                                   3,747,373
         21,505   Forest Laboratories,
                    Inc. (b)                                              964,714
         25,261   Gilead Sciences, Inc. (b)                               883,882
          9,121   Hospira, Inc. (b)                                       305,554
         14,095   King Pharmaceuticals,
                    Inc. (b)                                              174,778
         15,900   Medco Health Solutions,
                    Inc. (b)                                              661,440
        129,400   Merck & Company, Inc.                                 4,158,916
         15,702   Mylan Laboratories                                      277,611
        439,448   Pfizer, Inc.                                         11,816,757
         85,938   Schering-Plough
                    Corporation                                         1,794,385
          6,332   Watson Pharmaceuticals,
                    Inc. (b)                                              207,753
         77,853   Wyeth                                                 3,315,759
                                                                  ---------------
                                                                       36,923,109
                                                                  ---------------
    Health Care -- Diversified (1.8%)
          7,655   Allergan, Inc.                                          620,591
        173,173   Johnson & Johnson                                    10,982,632
          8,072   Laboratory Corporation
                    of America Holdings (b)                               402,147
         27,230   Tenet Healthcare
                    Corporation (b)                                       298,985
                                                                  ---------------
                                                                       12,304,355
                                                                  ---------------

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  HEALTH CARE--CONTINUED
    Hospital Management (.2%)
         24,579   HCA, Inc.                                       $       982,177
         14,203   Health Management
                    Associates, Inc.                                      322,692
                                                                  ---------------
                                                                        1,304,869
                                                                  ---------------
    Managed Care (.9%)
         26,525   Caremark Rx, Inc. (b)                                 1,045,881
          4,462   Express Scripts, Inc. (b)                               341,075
          9,209   Humana, Inc. (b)                                        273,415
          5,043   Manor Care, Inc.                                        178,674
         17,150   McKesson Corporation                                    539,539
         38,141   UnitedHealth Group, Inc.                              3,357,552
                                                                  ---------------
                                                                        5,736,136
                                                                  ---------------
    Medical Products/Supplies (2.1%)
          6,134   AmerisourceBergen
                    Corporation                                           359,943
          3,154   Bausch & Lomb, Inc.                                     203,307
         35,971   Baxter International, Inc.                            1,242,438
         14,780   Becton Dickinson &
                    Company                                               839,504
         14,784   Biomet, Inc.                                            641,478
         49,277   Boston Scientific
                    Corporation (b)                                     1,751,797
          6,106   CR Bard, Inc.                                           390,662
         18,589   Guidant Corporation                                   1,340,267
         70,531   Medtronic, Inc.                                       3,503,275
          7,142   Pall Corporation                                        206,761
         20,863   St. Jude Medical, Inc. (b)                              874,786
         23,459   Stryker Corporation                                   1,131,897
         14,314   Zimmer Holdings,
                    Inc. (b)                                            1,146,838
                                                                  ---------------
                                                                       13,632,953
                                                                  ---------------
    Special Services (.4%)
          6,844   Fisher Scientific
                    International (b)                                     426,929
          5,938   Quest Diagnostics                                       567,376
         17,274   Wellpoint, Inc. (b)                                   1,986,510
                                                                  ---------------
                                                                        2,980,815
                                                                  ---------------
  TECHNOLOGY (15.3%)
    Computer Hardware (3.7%)
          7,501   Affiliated Computer
                    Services, Inc. (b)                                    451,485
         23,461   Apple Computer, Inc. (b)                              1,510,888
        144,964   Dell, Inc. (b)                                        6,108,783
         21,808   Gateway, Inc. (b)                                       131,066
        176,217   Hewlett-Packard
                    Company                                       $     3,695,270
         97,139   International Business
                    Machines Corporation                                9,575,963
          7,550   Lexmark International,
                    Inc. (b)                                              641,750
          5,461   NCR Corporation (b)                                     378,065
        196,242   Sun Microsystems,
                    Inc. (b)                                            1,055,782
         14,041   Symbol Technologies, Inc.                               242,909
         55,643   Xerox Corporation (b)                                   946,487
                                                                  ---------------
                                                                       24,738,448
                                                                  ---------------
    Computer Networking (1.6%)
        384,232   Cisco Systems, Inc. (b)                               7,415,678
         80,223   Yahoo!, Inc. (b)                                      3,022,803
                                                                  ---------------
                                                                       10,438,481
                                                                  ---------------
    Computer Peripherals (.4%)
        139,827   EMC Corporation
                    Massachusettes (b)                                  2,079,227
         20,935   Network Appliance,
                    Inc. (b)                                              695,461
                                                                  ---------------
                                                                        2,774,688
                                                                  ---------------
    Computer Services & Software (5.5%)
         13,961   Adobe Systems, Inc.                                     875,913
         13,392   Autodesk, Inc.                                          508,226
         33,992   Automatic Data
                    Processing, Inc.                                    1,507,545
         12,896   BMC Software, Inc. (b)                                  239,866
          9,884   Citrix Systems, Inc. (b)                                242,455
         34,173   Computer Associates
                    International, Inc.                                 1,061,413
         11,044   Computer Sciences
                    Corporation (b)                                       622,550
         22,591   Compuware
                    Corporation (b)                                       146,164
         17,817   Electronic Arts, Inc. (b)                             1,098,953
         13,452   IMS Health, Inc.                                        312,221
          4,926   Mercury Interactive
                    Corporation (b)                                       224,379
        634,379   Microsoft Corporation                                16,944,263
         21,933   Novell, Inc. (b)                                        148,048
        299,256   Oracle Corporation (b)                                4,105,792
         15,704   Parametric Technology
                    Corporation (b)                                        92,497
         21,925   Peoplesoft, Inc. (b)                                    580,574
         29,652   Siebel Systems, Inc. (b)                                311,346

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  TECHNOLOGY--CONTINUED
         16,856   Sungard Data Systems,
                    Inc. (b)                                      $       477,530
         37,006   Symantec Corporation (b)                                953,275
        267,274   Time Warner, Inc. (b)                                 5,195,807
         19,602   Unisys Corporation (b)                                  199,548
         24,632   Veritas Software
                    Corporation (b)                                       703,244
                                                                  ---------------
                                                                       36,551,609
                                                                  ---------------
    Electrical Instruments (.3%)
         28,336   Agilent Technologies,
                    Inc. (b)                                              682,898
         11,438   Applera Corporation --
                    Applied Biosystems
                    Group                                                 239,169
         84,260   JDS Uniphase
                    Corporation (b)                                       267,104
          7,474   PerkinElmer, Inc.                                       168,090
          5,214   Tektronix, Inc.                                         157,515
          7,051   Waters Corporation (b)                                  329,916
                                                                  ---------------
                                                                        1,844,692
                                                                  ---------------
    Electronic Components --
      Semiconductor (3.0%)
         22,518   Advanced Micro
                    Devices, Inc. (b)                                     495,846
         21,724   Altera Corporation (b)                                  449,687
         21,873   Analog Devices, Inc.                                    807,551
         99,095   Applied Materials, Inc. (b)                           1,694,524
         17,980   Applied Micro Circuits
                    Corporation (b)                                        75,696
         19,202   Broadcom Corporation (b)                                619,841
        368,959   Intel Corporation                                     8,629,951
         11,353   Kla-Tencor Corporation (b)                              528,823
         17,916   Linear Technology
                    Corporation                                           694,424
         22,461   LSI Logic Corporation (b)                               123,086
         18,979   Maxim Integrated
                    Products, Inc.                                        804,520
         35,735   Micron Technology, Inc. (b)                             441,327
         20,897   National Semiconductor
                    Corporation                                           375,101
          8,153   Novellus Systems, Inc. (b)                              227,387
          9,627   Nvidia Corporation (b)                                  226,812
         10,399   PMC -- Sierra, Inc. (b)                                 116,989
          5,330   QLogic Corporation (b)                                  195,771
         11,330   Teradyne, Inc. (b)                                      193,403
        100,827   Texas Instruments, Inc.                               2,482,361
         20,324   Xilinx, Inc.                                            602,607
                                                                  ---------------
                                                                       19,785,707
                                                                  ---------------
    Electronics -- Computer Distribution (--)
         30,410   Sanmina-SCI
                    Corporation (b)                               $       257,573
                                                                  ---------------
    Equipment Semiconductor (.1%)
         22,746   Freescale
                    Semiconductor (b)                                     417,617
                                                                  ---------------
    Service -- Data Processing (.7%)
         29,984   Electronic Data Systems
                    Corporation                                           692,630
          7,800   Equifax, Inc.                                           219,180
         48,423   First Data Corporation                                2,059,914
         11,413   Fiserv, Inc. (b)                                        458,689
         10,937   Intuit, Inc. (b)                                        481,337
         22,068   Paychex, Inc.                                           752,077
                                                                  ---------------
                                                                        4,663,827
                                                                  ---------------
  TRANSPORTATION (1.7%)
    Air Freight (1.1%)
         17,539   FedEx Corporation                                     1,727,416
         65,401   United Parcel Service,
                    Inc. Georgia                                        5,589,169
                                                                  ---------------
                                                                        7,316,585
                                                                  ---------------
    Airlines (.1%)
          7,551   Delta Air Lines, Inc. (b)                                56,481
         45,490   Southwest Airlines
                    Company                                               740,577
                                                                  ---------------
                                                                          797,058
                                                                  ---------------
     Railroads (.5%)
         21,936   Burlington Northern
                    Santa Fe Corporation                                1,037,792
         12,535   CSX Corporation                                         502,403
         23,108   Norfolk Southern
                    Corporation                                           836,279
         15,147   Union Pacific
                    Corporation                                         1,018,636
                                                                  ---------------
                                                                        3,395,110
                                                                  ---------------
    Trucking (--)
          3,745   Ryder System, Inc.                                      178,899
                                                                  ---------------
  UTILITIES (3.1%)
    Electric Companies (2.7%)
          7,928   Allegheny Energy,
                    Inc. (b)                                              156,261
         11,367   Ameren Corporation                                      569,941
         23,090   American Electric
                    Power Company, Inc.                                   792,911
         17,961   Centerpoint Energy, Inc.                                202,959

                 See accompanying notes to financial statements

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                            ---------------
  UTILITIES--CONTINUED
         10,576   Cinergy Corporation                             $       440,279
         11,362   CMS Energy
                    Corporation (b)                                       118,733
         14,122   Consolidated Edison, Inc.                               617,838
         10,261   Constellation Energy
                    Group, Inc.                                           448,508
         19,340   Dominion Resources, Inc.                              1,310,092
         10,151   DTE Energy Company                                      437,813
         55,822   Duke Energy Corporation                               1,413,971
         19,011   Edison International                                    608,922
         13,082   Entergy Corporation                                     884,212
         38,661   Exelon Corporation                                    1,703,790
         19,246   FirstEnergy Corporation                                 760,409
         10,830   FPL Group, Inc.                                         809,542
         15,777   NiSource, Inc.                                          359,400
         23,523   PG&E Corporation (b)                                    782,845
          5,379   Pinnacle West Capital
                    Corporation                                           238,881
         11,036   PPL Corporation                                         587,998
         14,416   Progress Energy, Inc.                                   652,180
         13,871   Public Service
                    Enterprise Group, Inc.                                718,102
         11,651   TECO Energy, Inc.                                       178,726
         37,858   The AES Corporation (b)                                 517,519
         43,162   The Southern Company                                  1,446,790
         14,018   TXU Corporation                                         905,002
         23,360   Xcel Energy, Inc.                               $       425,152
                                                                  ---------------
                                                                       18,088,776
                                                                  ---------------
    Natural Gas (.4%)
         22,175   Dynegy, Inc. (b)                                        102,448
         37,533   El Paso Corporation                                     390,343
          9,371   KeySpan Corporation                                     369,686
          7,243   Kinder Morgan, Inc.                                     529,681
          2,543   Nicor, Inc.                                              93,938
          2,147   Peoples Energy
                    Corporation                                            94,361
         13,618   Sempra Energy                                           499,508
         32,470   Williams Companies, Inc.                                528,936
                                                                  ---------------
                                                                        2,608,901
                                                                  ---------------
    Power Products -- Industrial (--)
         31,177   Calpine Corporation (b)                                 122,837
                                                                  ---------------
Total Common Stocks
  (Cost: $412,883,129)                                                659,287,076
                                                                  ---------------
WARRANT (--)
  COMMUNICATION SERVICES (--)
    Telecommunication (--)
          1,644   Lucent Technologies (b)                                   2,598
                                                                  ---------------
Total Warrant
  (Cost: $0)                                                                2,598
                                                                  ---------------

                 See accompanying notes to financial statements

                                                                                                MARKET
PRINCIPAL/SHARES                                                       RATE     MATURITY        VALUE(a)
----------------                                                      ------    --------    ---------------
SHORT-TERM SECURITIES (7.0%)
  SECURITY LENDING COLLATERAL (6.4%)
    Commercial Paper (3.4%)
$     2,067,100   Atomium Funding Corporation (d)                      2.366%   01/19/05    $     2,064,971
      2,067,100   Chariot Funding LLC (d)                              2.285%   01/13/05          2,065,839
      2,480,520   Corporate Asset Securities, Ltd. (d)                 2.374%   01/12/05          2,479,156
      2,067,100   Goldman Sachs Group, Inc. (d)                        2.423%   02/04/05          2,062,800
      2,480,520   Legacy Capital LLC (d)                               2.366%   01/26/05          2,476,899
      2,893,940   Lehman Brothers Holdings (d)                         1.622%   02/16/05          2,893,940
      2,067,100   Liquid Funding, Ltd. (d)                             1.000%   02/04/05          2,067,100
      1,240,260   Morgan Stanley                                       1.580%   05/10/05          1,240,260
      2,067,100   Picaros Funding LLC (d)                              2.299%   01/06/05          2,066,707
      2,480,520   UBS Finance Delaware LLC                             2.361%   01/05/05          2,480,198
                                                                                            ---------------
                                                                                                 21,897,870
                                                                                            ---------------
    Corporate Notes (.6%)
      2,067,100   Morgan Stanley (f)                                   2.100%   08/13/10          2,067,038
      2,067,100   Premium Asset Trust                                  1.969%   05/13/05          2,067,079
                                                                                            ---------------
                                                                                                  4,134,117
                                                                                            ---------------
    Repurchase Agreement (2.4%)
     16,187,384   Morgan Stanley, Wells Fargo and Bank of
                    New York Repurchase Agreement account; dated
                    12/31/04, rate 2.362%, due 1/3/05; proceeds
                    $16,190,570 (Collateralized by Corporate
                    Obligations)                                                                 16,187,384
                                                                                            ---------------
                  Total Security Lending Collateral
                    (Cost: $42,219,371)                                                          42,219,371
                                                                                            ---------------
  INVESTMENT COMPANIES (.6%)
        214,723   Federated Money Market Obligation Trust --
                    Prime Obligation, current rate 2.071%                                           214,723
      4,050,000   One Group Institutional Prime Money Market,
                    current rate 1.950%                                                           4,050,000
                                                                                            ---------------
                  Total Investment Companies (Cost: $4,264,723)                                   4,264,723
                                                                                            ---------------
                  Total Short-Term Securities (Cost: $46,484,094)                                46,484,094
                                                                                            ---------------
                  Total Investments in Securities
                    (Cost: $459,367,223) (g)                                                $   705,773,768
                                                                                            ---------------
                  Payable upon return of securities loaned (6.3%)                               (42,219,371)
                  Cash and other assets in excess of
                    liabilities (--)                                                                 81,900
                                                                                            ---------------
                  Total Net Assets (100%)                                                   $   663,636,297
                                                                                            ===============

                 See accompanying notes to financial statements

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held 1.0% of net assets in foreign securities at December 31, 2004.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 2.7% of the Portfolio's net assets at December 31, 2004.
(e) Fully or partially pledged as initial margin deposits on open index futures purchased contracts.

HOLDINGS OF OPEN FUTURES CONTRACTS
On December 31, 2004, securities with an aggregate market value of $17,681,716 have been segregated to cover margin requirements for the following open futures contracts:

                                                                   NUMBER OF      POSITION      UNREALIZED
TYPE                                           EXPIRATION          CONTRACTS        TYPE       APPRECIATION
----                                           ----------          ---------      --------     ------------
S&P 500(R) EMINI                               March 2005              25           long          $  30,035
S&P 500(R)                                     March 2005               9           long             31,684
                                                                       --                         ---------
                                                                       34                         $  61,719
                                                                       ==                         =========

(f)  Variable rate security.
(g) At December 31, 2004 the cost of securities for federal income tax purposes was $463,063,656. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                 $ 278,647,760
     Gross unrealized depreciation                                   (35,937,648)
                                                                   -------------
     Net unrealized appreciation                                   $ 242,710,112
                                                                   =============

                 See accompanying notes to financial statements

MATURING GOVERNMENT BOND 2006 PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2004

(Percentages of each investment category relate to total net assets.)

                                                                                                            MARKET
PRINCIPAL                                                                           RATE     MATURITY      VALUE(a)
---------                                                                          ------    --------    ------------
LONG-TERM DEBT SECURITIES (100.2%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (100.2%)
$    650,000   Federal Home Loan Mortgage Corporation Strip (c)                    2.992%    01/15/07    $    607,691
     613,000   Federal National Mortgage Association Strip (c)                     5.825%    04/08/07         567,686
     910,000   Federal National Mortgage Association Strip (c)                     7.168%    08/01/05         894,973
     200,000   Financing Corporation Strip (c)                                     3.003%    05/11/06         191,832
     686,000   Financing Corporation Strip (c)                                     5.221%    11/11/06         645,644
     921,000   Financing Corporation Strip (c)                                     7.804%    09/07/07         839,781
   1,000,000   Israel Government Aid Bond (b) (c)                                  8.464%    11/15/06         942,115
     500,000   Resolution Funding Corporation Strip (c)                            7.596%    07/15/07         460,461
     465,000   U.S. Treasury Strip (c)                                             7.182%    11/15/06         439,535
                                                                                                         ------------
               Total U.S. Government and Agencies Obligations (Cost: $5,296,417)                            5,589,718
                                                                                                         ------------
               Total Long-Term Debt Securities (Cost: $5,296,417)                                           5,589,718
                                                                                                         ------------

SHORT-TERM SECURITIES (.1%)
   INVESTMENT COMPANY (.1%)

SHARES
------
       3,998   BlackRock Provident Institutional TempFund, current rate 2.175%                                  3,998
                                                                                                         ------------
               Total Investment Company (Cost: $3,998)                                                          3,998
                                                                                                         ------------
               Total Short-Term Securities (Cost: $3,998)                                                       3,998
                                                                                                         ------------
               Total Investments in Securities (Cost: $5,300,415) (d)                                    $  5,593,716
                                                                                                         ------------
               Liabilities in excess of cash and other assets (-.3%)                                          (16,415)
                                                                                                         ------------
               Total Net Assets (100%)                                                                   $  5,577,301
                                                                                                         ============

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 16.9% of net assets in foreign securities at December 31, 2004.
(c) For zero coupon issues (strips) the interest rate represents yield to maturity at December 31, 2004.
(d) At December 31, 2004 the cost of securities for federal income tax purposes was $5,310,928. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                     $  287,424
    Gross unrealized depreciation                                         (4,636)
                                                                      ----------
    Net unrealized appreciation                                       $  282,788
                                                                      ==========

                 See accompanying notes to financial statements.

                                         MATURING GOVERNMENT BOND 2010 PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2004

           (Percentages of each investment category relate to total net assets.)

                                                                                                            MARKET
PRINCIPAL                                                                           RATE     MATURITY      VALUE(a)
---------                                                                          ------    --------    ------------
LONG-TERM DEBT SECURITIES (100.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (100.1%)
$    717,000   Federal National Mortgage Association Strip (c)                     4.972%    05/15/11    $    543,182
     719,000   Federal National Mortgage Association Strip (c)                     6.084%    11/29/09         591,590
     412,000   Financing Corporation Strip (c)                                     5.563%    11/02/10         325,762
   1,000,000   Financing Corporation Strip (c)                                     5.821%    04/05/11         769,671
     350,000   Government Trust Certificate (c)                                    9.420%    05/15/10         280,611
     132,000   Government Trust Certificate (c)                                    9.520%    05/15/10         105,831
     524,000   Government Trust Certificate (c)                                    9.560%    11/15/10         409,197
     515,000   Israel Government Aid Bond (b) (c)                                  6.760%    03/15/10         421,133
   1,100,000   Israel Government Aid Bond (b) (c)                                  6.968%    08/15/11         834,253
   1,032,000   Resolution Funding Corporation Strip (c)                            5.574%    04/15/11         799,393
     475,000   Tennessee Valley Authority (c)                                      8.700%    04/15/10         382,561
   1,295,000   U.S. Treasury Strip (c)                                             3.841%    08/15/10       1,048,783
     310,000   U.S. Treasury Strip (c)                                             6.508%    05/15/10         254,498
                                                                                                         ------------
               Total U.S. Government and Agencies Obligations (Cost: $6,167,326)                            6,766,465
                                                                                                         ------------
               Total Long-Term Debt Securities (Cost: $6,167,326)                                           6,766,465
                                                                                                         ------------

SHORT-TERM SECURITIES (14.8%)
  SECURITY LENDING COLLATERAL (14.7%)
   Commercial Paper (7.7%)
      48,615   Atomium Funding Corporation (d)                                     2.366%    01/19/05          48,565
      48,615   Chariot Funding LLC (d)                                             2.285%    01/13/05          48,585
      58,338   Corporate Asset Securities, Ltd. (d)                                2.374%    01/12/05          58,306
      48,615   Goldman Sachs Group, Inc. (d)                                       2.423%    02/04/05          48,514
      58,338   Legacy Capital LLC (d)                                              2.366%    01/26/05          58,253
      68,061   Lehman Brothers Holdings (d)                                        1.622%    02/16/05          68,061
      48,615   Liquid Funding, Ltd. (d)                                            1.000%    02/04/05          48,615
      29,169   Morgan Stanley                                                      1.580%    05/10/05          29,169
      48,615   Picaros Funding LLC (d)                                             2.299%    01/06/05          48,606
      58,338   UBS Finance Delaware LLC                                            2.361%    01/05/05          58,330
                                                                                                         ------------
                                                                                                              515,004
                                                                                                         ------------
   Corporate Notes (1.4%)
      48,615   Morgan Stanley (e)                                                  2.100%    08/13/10          48,614
      48,615   Premium Asset Trust                                                 1.969%    05/13/05          48,615
                                                                                                         ------------
                                                                                                               97,229
                                                                                                         ------------
   Repurchase Agreement (5.6%)
     380,702   Morgan Stanley, Wells Fargo and Bank of New York Repurchase
                 Agreement account; dated 12/31/04, rate 2.362%, due 1/3/05;
                 proceeds $380,777 (Collateralized by Corporate Obligations)                                  380,702
                                                                                                         ------------
               Total Security Lending Collateral (Cost: $992,935)                                             992,935
                                                                                                         ------------

                 See accompanying notes to financial statements.

                                                                                                            MARKET
SHARES                                                                                                     VALUE(a)
------                                                                                                   ------------
  INVESTMENT COMPANY (.1%)
       9,630   BlackRock Provident Institutional TempFund, current rate 2.175%                           $      9,630
                                                                                                         ------------
               Total Investment Company (Cost: $9,630)                                                          9,630
                                                                                                         ------------
               Total Short-Term Securities (Cost: $1,002,565)                                               1,002,565
                                                                                                         ------------
               Total Investments in Securities (Cost: $7,169,891) (e)                                    $  7,769,030
                                                                                                         ------------
               Payable upon return of securities loaned (14.7%)                                              (992,935)
               Liabilities in excess of cash and other assets (.2%)                                           (14,272)
                                                                                                         ------------
               Total Net Assets (100%)                                                                   $  6,761,823
                                                                                                         ============

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 18.6% of net assets in foreign securities at December 31, 2004.
(c) For zero coupon issues (strips) the interest rate represents yield to maturity at December 31, 2004.
(d) Commercial paper sold within terms of private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors. In the aggregate such securities represent 6.3% of the Portfolio's net assets at December 31, 2004.
(e) Variable rate security.
(f) At December 31, 2004 the cost of securities for federal income tax purposes was $7,169,891. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                     $  599,139
    Gross unrealized depreciation                                            (--)
                                                                      ----------
    Net unrealized appreciation                                       $  599,139
                                                                      ==========

                 See accompanying notes to financial statements.

                                                    INTERNATIONAL BOND PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2004

           (Percentages of each investment category relate to total net assets.)

                                                                                                            MARKET
PRINCIPAL(b)                                                                       COUPON    MATURITY      VALUE(a)
------------                                                                       ------    --------    ------------
LONG-TERM DEBT SECURITIES (96.5%)
  AUSTRIA (3.4%)
   Banks (3.4%)
 222,000,000   Oesterreichische Kontrollbank AG (Japanese Yen)                     1.800%    03/22/10    $  2,296,742
                                                                                                         ------------
  BELGIUM (2.1%)
   Government (2.1%)
   1,000,000   Belgium Government Bond (Euro)                                      3.750%    03/28/09       1,401,855
                                                                                                         ------------
  CANADA (4.7%)
   Government (4.7%)
 320,000,000   Quebec Province (Japanese Yen)                                      1.600%    05/09/13       3,192,228
                                                                                                         ------------
  FINLAND (3.7%)
   Government (3.7%)
   1,600,000   Finland Government Bond (Euro)                                      5.750%    02/23/11       2,477,768
                                                                                                         ------------
  FRANCE (4.3%)
   Government (3.7%)
   1,100,000   France Government Bond OAT (Euro)                                   4.000%    04/25/09       1,558,252
     700,000   French Treasury Note BTAN (Euro)                                    5.000%    01/12/06         977,690
   Telecommunication (.6%)
     180,000   France Telecom (British Sterling Pound)                             7.500%    03/14/11         393,086
                                                                                                         ------------
                                                                                                            2,929,028
                                                                                                         ------------
  GERMANY (8.5%)
   Banks (4.4%)
 300,000,000   Landwirtsch Rentenbank (Japanese Yen)                               1.375%    04/25/13       2,963,482
   Government (3.8%)
   1,800,000   Deutsche Bundesrepublik (Euro)                                      4.750%    07/04/08       2,602,300
   Manufacturing (.3%)
     130,000   Jenoptik AG-144A Issue (Euro) (e)                                   7.875%    11/15/10         190,825
                                                                                                         ------------
                                                                                                            5,756,607
                                                                                                         ------------
  GRAND CAYMAN (.6%)
   Finance -- Diversified (.6%)
     280,000   Hutchison Whampoa Finance Cl, Ltd. (Euro)                           5.875%    07/08/13         417,872
                                                                                                         ------------
  GREECE (4.5%)
   Electric Companies (.2%)
      80,000   Public Power Corporation (Euro)                                     4.500%    03/12/09         112,827
   Government (4.3%)
   2,140,000   Hellenic Republic Government Bond (Euro)                            3.250%    06/21/07       2,945,206
                                                                                                         ------------
                                                                                                            3,058,033
                                                                                                         ------------
  IRELAND (3.7%)
   Government (3.7%)
   1,800,000   Ireland Government Bond (Euro)                                      3.250%    04/18/09       2,475,333
                                                                                                         ------------

                 See accompanying notes to financial statements.

                                                                                                            MARKET
PRINCIPAL(b)                                                                       COUPON    MATURITY      VALUE(a)
------------                                                                       ------    --------    ------------
  ITALY (4.6%)
   Government (3.8%)
 250,000,000   Italy Government International Bond (Japanese Yen)                  1.800%    02/23/10    $  2,577,409
   Telecommunication (.8%)
     360,000   Telecom Italia SPA (Euro)                                           6.250%    02/01/12         554,880
                                                                                                         ------------
                                                                                                            3,132,289
                                                                                                         ------------
  JAPAN (3.7%)
   Government (3.7%)
 240,000,000   Development Bank of Japan (Japanese Yen)                            2.875%    12/20/06       2,468,144
                                                                                                         ------------
  LUXEMBOURG (.6%)
   Insurance (.6%)
     270,000   Hannover Finance Luxembourg SA (Euro) (d)                           6.250%    03/14/31         409,869
                                                                                                         ------------
  MEXICO (3.8%)
   Government (3.8%)
  28,500,000   Mexican Bonos (Mexican Peso)                                        9.000%    12/24/09       2,530,407
                                                                                                         ------------
  NETHERLANDS (4.5%)
   Government (4.0%)
   1,900,000   Netherlands Government Bond (Euro)                                  3.750%    07/15/09       2,666,072
   Telecommunication (.5%)
     270,000   TPSA Eurofinance (Euro)                                             6.625%    03/01/06         383,227
                                                                                                         ------------
                                                                                                            3,049,299
                                                                                                         ------------
  NEW ZEALAND (9.4%)
   Government (9.4%)
   1,900,000   New Zealand Government Bond
               (New Zealand Dollar)                                                6.000%    04/15/15       1,374,547
   2,500,000   New Zealand Government Bond
               (New Zealand Dollar)                                                6.500%    04/15/13       1,865,227
   4,190,000   New Zealand Government Bond
               (New Zealand Dollar)                                                7.000%    07/15/09       3,141,379
                                                                                                         ------------
                                                                                                            6,381,153
                                                                                                         ------------
  POLAND (4.1%)
   Government (4.1%)
   5,520,000   Poland Government Bond (Poland Zloty) (c)                           6.030%    08/12/05       1,777,852
   2,140,000   Poland Government Bond (Poland Zloty)                               6.000%    05/24/09         712,645
     700,000   Poland Government Bond (Poland Zloty)                               8.500%    05/12/07         245,920
                                                                                                         ------------
                                                                                                            2,736,417
                                                                                                         ------------
  PORTUGAL (2.6%)
   Government (2.6%)
   1,250,000   Portugal Obrigacoes do Tesouro OT (Euro)                            3.950%    07/15/09       1,767,777
                                                                                                         ------------
  SPAIN (4.3%)
   Government (4.3%)
   2,000,000   Spain Government Bond (Euro)                                        4.400%    01/31/15       2,874,899
                                                                                                         ------------

                 See accompanying notes to financial statements.

                                                                                                            MARKET
PRINCIPAL(b)                                                                       COUPON    MATURITY      VALUE(a)
------------                                                                       ------    --------    ------------
  SUPRANATIONAL (4.4%)
   Supra National Bank (4.4%)
   2,100,000   European Investment Bank (Euro)                                     4.875%    04/15/06    $  2,943,098
                                                                                                         ------------
  UNITED KINGDOM (18.7%)
   Government (18.7%)
     600,000   United Kingdom Gilt (British Sterling Pound)                        5.000%    09/07/14       1,193,357
   2,710,000   United Kingdom Gilt (British Sterling Pound)                        7.500%    12/07/06       5,493,541
   1,060,000   United Kingdom Gilt (British Sterling Pound)                        8.000%    12/07/15       2,638,052
   1,700,000   United Kingdom Gilt (British Sterling Pound)                        4.750%    09/07/15       3,315,377
                                                                                                         ------------
                                                                                                           12,640,327
                                                                                                         ------------
  UNITED STATES (.3%)
   Chemicals (.3%)
     140,000   Nalco Company (Euro)                                                7.750%    11/15/11         206,455
                                                                                                         ------------
               Total Long-Term Debt Securities (Cost: $58,955,194)                                         65,145,600
                                                                                                         ------------

SHARES
------
SHORT-TERM SECURITIES (3.8%)
  SECURITY LENDING COLLATERAL (2.1%)
   Investment Trust (2.1%)
   1,428,620   Delaware Business Trust II, current rate 1.960%                                              1,428,620
                                                                                                         ------------
               Total Security Lending Collateral (Cost: $1,428,620)                                         1,428,620
                                                                                                         ------------
  INVESTMENT COMPANY (1.7%)
   1,135,859   Dreyfus Cash Management, current rate 2.010%                                                 1,135,859
                                                                                                         ------------
               Total Investment Company (Cost: $1,135,859)                                                  1,135,859
                                                                                                         ------------
               Total Short-Term Securities (Cost: $2,564,479)                                               2,564,479
                                                                                                         ------------
               Total Investments in Securities (Cost: $61,519,673) (f)                                   $ 67,710,079
                                                                                                         ------------
               Payable upon return of securities loaned (2.1%)                                             (1,428,620)
               Cash and other assets in excess of liabilities (1.9%)                                        1,252,750
                                                                                                         ------------
               Total Net Assets (100%)                                                                   $ 67,534,209
                                                                                                         ============

                 See accompanying notes to financial statements.

FORWARD FOREIGN CURRENCY CONTRACTS
On December 31, 2004, International Bond had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE          CURRENCY TO BE          CURRENCY TO BE        UNREALIZED       UNREALIZED
  DATE           DELIVERED - SELL         RECEIVED - BUY       APPRECIATION     DEPRECIATION
--------       --------------------    --------------------    ------------     ------------
01/04/05              82,096  CAD             68,129  USD      $          -     $        381
01/04/05           6,900,000  JPY             67,219  USD                 -              115
01/05/05               1,001  NZD                720  USD                 -                3
01/11/05           1,349,493  EUR          2,100,000  CAD                 -           81,102
01/20/05           3,370,000  GBP          4,814,286  EUR            78,937                -
01/20/05             500,000  GBP            714,888  EUR            12,530                -
01/20/05           1,436,049  EUR          1,000,000  GBP                 -           33,574
01/20/05           1,990,814  EUR          1,400,000  GBP                 -           20,323
01/25/05           1,700,000  GBP        338,862,700  JPY            60,452                -
01/26/05           3,763,783  EUR        505,000,000  JPY                 -          165,687
01/26/05           2,466,146  EUR        336,000,000  JPY                 -           58,571
01/26/05           2,485,054  EUR        345,000,000  JPY             3,947                -
01/26/05         345,000,000  JPY          2,450,510  EUR            50,718                -
02/10/05             663,245  USD            500,000  EUR            15,183                -
02/17/05           8,800,000  NZD          4,650,548  EUR            69,001                -
02/17/05           2,436,813  EUR          4,300,000  AUD            42,077                -
                                                               ------------     ------------
                                                               $    332,845     $    359,756
                                                               ============     ============

FORWARD FOREIGN CURRENCY CONTRACTS - CURRENCY LEGEND

AUD                                 Australian Dollar
CAD                                   Canadian Dollar
EUR                                       Euro Dollar
GBP                            British Sterling Pound
JPY                                      Japanese Yen
NZD                                New Zealand Dollar
USD                              United States Dollar

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate represents the yield to maturity at December 31, 2004.
(d) Variable rate security.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(f) At December 31, 2004 the cost of securities for federal income tax purposes was $61,519,673. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                   $  6,250,725
    Gross unrealized depreciation                                        (60,319)
                                                                    ------------
    Net unrealized appreciation                                     $  6,190,406
                                                                    ============

                 See accompanying notes to financial statements.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2004

(Percentages of each investment category relate to total net assets.)

                                                                               MARKET
SHARES                                                                        VALUE(a)
------                                                                    ---------------
COMMON STOCKS (96.0%)
  BASIC MATERIALS (4.6%)
       Chemicals (3.0%)
       5,821   Airgas, Inc.                                               $       154,315
       3,233   Albemarle Corporation                                              125,149
       4,789   Cabot Corporation                                                  185,239
       1,939   Cabot Microcelectronics Corporation (b)                             77,657
       8,906   Crompton Corporation                                               105,093
       3,077   Cytec Industries, Inc.                                             158,219
       3,251   Ferro Corporation                                                   75,391
       2,863   FMC Corporation (b)                                                138,283
       5,178   Lubrizol Corporation                                               190,861
      18,750   Lyondell Chemical Company                                          542,250
       1,591   Minerals Technologies, Inc.                                        106,120
       5,447   Olin Corporation                                                   119,943
       9,032   RPM International, Inc.                                            177,569
       3,639   Sensient Technologies Corporation                                   87,300
       2,552   The Scotts Company (b)                                             187,623
       3,987   Valspar Corporation                                                199,390
                                                                          ---------------
                                                                                2,630,402
                                                                          ---------------
       Construction (.2%)
       3,727   Martin Marietta Materials, Inc.                                    199,991
                                                                          ---------------
       Iron and Steel (.2%)
       3,504   Steel Dynamics, Inc.                                               132,732
                                                                          ---------------
       Paper and Forest (1.2%)
       4,319   Bowater, Inc.                                                      189,906
       3,406   Glatfelter                                                          52,044
       3,963   Longview Fibre Company                                              71,889
       8,300   Packaging Corporation of America                                   195,465
       2,307   Potlatch Corporation                                               116,688
       3,867   Rayonier, Inc.                                                     189,135
       7,626   Sonoco Products Company                                            226,111
                                                                          ---------------
                                                                                1,041,238
                                                                          ---------------
  CAPITAL GOODS (6.5%)
       Aerospace/Defense (.2%)
         813   Sequa Corporation (b)                                               49,715
       6,574   Titan Corporation (b)                                              106,499
                                                                          ---------------
                                                                                  156,214
                                                                          ---------------
       Electrical Equipment (.5%)
       4,727   Hubbell, Inc.                                              $       247,222
      12,890   Vishay Intertechnology, Inc. (b) (e)                               193,608
                                                                          ---------------
                                                                                  440,830
                                                                          ---------------
       Engineering/Construction (.7%)
       3,771   Dycom Industries, Inc. (b)                                         115,091
       3,229   Granite Construction, Inc.                                          85,891
       4,372   Jacobs Engineering Group, Inc. (b)                                 208,938
       9,097   Quanta Services, Inc. (b)                                           72,776
       6,041   United Rentals, Inc. (b)                                           114,175
                                                                          ---------------
                                                                                  596,871
                                                                          ---------------
       Hardware and Tools (.2%)
       2,951   Kennametal, Inc.                                                   146,871
                                                                          ---------------
       Machinery (.9%)
       7,007   AGCO Corporation (b)                                               153,383
       5,365   Graco, Inc.                                                        200,383
       1,471   Tecumseh Products Company                                           70,314
       5,569   Zebra Technologies Corporation (b)                                 313,423
                                                                          ---------------
                                                                                  737,503
                                                                          ---------------
       Manufacturing (2.2%)
       5,317   Ametek, Inc.                                                       189,657
       2,415   Carlisle Companies, Inc.                                           156,782
       4,258   Crane Company                                                      122,801
       6,407   Donaldson Company, Inc.                                            208,740
       3,735   Federal Signal Corporation                                          65,960
       4,289   Flowserve Corporation (b)                                          118,119
       2,745   Lancaster Colony Corporation                                       117,678
       2,815   Nordson Corporation                                                112,797
       7,817   Pentair, Inc.                                                      340,509
       5,831   SPX Corporation                                                    233,590
       3,127   Teleflex, Inc.                                                     162,416
       3,691   Trinity Industries, Inc.                                           125,789
                                                                          ---------------
                                                                                1,954,838
                                                                          ---------------
       Metal Fabrication (.5%)
       5,103   Precision Castparts Corporation                                    335,165
       6,165   Worthington Industries                                             120,711
                                                                          ---------------
                                                                                  455,876
                                                                          ---------------

                 See accompanying notes to financial statements.

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
  CAPITAL GOODS--CONTINUED
       Office Equipment (.4%)
       5,483   Herman Miller, Inc.                                        $       151,495
       4,364   HNI Corporation                                                    187,870
                                                                          ---------------
                                                                                  339,365
                                                                          ---------------
       Oil & Gas (.3%)
       4,263   Cooper Cameron
                 Corporation (b)                                                  229,392
                                                                          ---------------
       Waste Management (.6%)
      11,702   Republic Services, Inc.                                            392,485
       3,494   Stericycle, Inc. (b)                                               160,549
                                                                          ---------------
                                                                                  553,034
                                                                          ---------------
  COMMUNICATION SERVICES (1.9%)
       Telecommunication (1.4%)
       5,909   Adtran, Inc.                                                       113,098
       4,220   CommScope, Inc. (b)                                                 79,758
       5,191   Harris Corporation                                                 320,752
       3,754   Plantronics, Inc.                                                  155,678
       7,606   Polycom, Inc. (b)                                                  177,372
       8,105   Powerwave Technologies, Inc. (b)                                    68,730
      14,540   RF Micro Devices, Inc. (b)                                          99,454
       8,868   UTStarcom, Inc. (b)                                                196,426
                                                                          ---------------
                                                                                1,211,268
                                                                          ---------------
       Telephone (.5%)
      19,034   Cincinnati Bell, Inc. (b) (e)                                       78,991
       4,455   Telephone & Data Systems, Inc.                                     342,812
                                                                          ---------------
                                                                                  421,803
                                                                          ---------------
  CONSUMER CYCLICAL (17.5%)
       Airlines (.1%)
       6,653   Airtran Holdings, Inc. (b)                                          71,187
                                                                          ---------------
       Auto (1.2%)
       5,384   ArvinMeritor, Inc.                                                 120,440
       1,537   Bandag, Inc.                                                        76,558
       4,359   BorgWarner, Inc.                                                   236,127
       3,203   Harsco Corporation                                                 178,535
       5,225   Lear Corporation                                                   318,777
       2,684   Modine Manufacturing Company                                        90,639
                                                                          ---------------
                                                                                1,021,076
                                                                          ---------------
       Building Materials (.1%)
       3,225   York International Corporation                                     111,392
                                                                          ---------------
       Construction (2.5%)
      18,099   DR Horton, Inc.                                            $       729,571
      12,119   Lennar Corporation                                                 686,905
       3,692   Ryland Group, Inc.                                                 212,438
       4,410   Thor Industries, Inc.                                              163,390
       5,799   Toll Brothers, Inc. (b)                                            397,869
                                                                          ---------------
                                                                                2,190,173
                                                                          ---------------
       Distribution Durables (1.1%)
       6,450   CDW Corporation (e)                                                427,958
       5,889   Fastenal Company                                                   362,527
       4,510   Tech Data Corporation (b)                                          204,754
                                                                          ---------------
                                                                                  995,239
                                                                          ---------------
       Entertainment (.3%)
       6,763   Boyd Gaming Corporation                                            281,679
                                                                          ---------------
       Home Builders (.3%)
       4,740   Hovnanian Enterprises, Inc. (b)                                    234,725
                                                                          ---------------
       Houseware (.1%)
       4,059   Furniture Brands International, Inc.                               101,678
                                                                          ---------------
       Leisure (.4%)
       5,920   Callaway Golf Company                                               79,920
       8,990   GTECH Holdings Corporation                                         233,290
                                                                          ---------------
                                                                                  313,210
                                                                          ---------------
       Lodging -- Hotel (1.0%)
      24,293   Caesars Entertainment, Inc. (b) (e)                                489,261
       5,239   Mandalay Resort Group                                              368,983
                                                                          ---------------
                                                                                  858,244
                                                                          ---------------
       Personal Care (.2%)
       3,442   Regis Corporation                                                  158,848
                                                                          ---------------
       Publishing (1.9%)
       8,922   Belo Corporation                                                   234,113
       6,621   Harte-Hanks, Inc.                                                  172,014
       3,505   Lee Enterprises, Inc.                                              161,510
       1,860   Media General, Inc.                                                120,547
       3,079   Scholastic Corporation (b)                                         113,800
       7,724   The Readers Digest Association, Inc.                               107,441
         745   Washington Post                                                    732,350
                                                                          ---------------
                                                                                1,641,775
                                                                          ---------------

                 See accompanying notes to financial statements.

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
  CONSUMER CYCLICAL--CONTINUED
       Retail (6.7%)
       5,394   99 Cents Only Stores (b)                                   $        87,167
       6,768   Abercrombie & Fitch Company                                        317,758
       4,320   Aeropostale, Inc. (b)                                              127,138
       5,721   American Eagle Outfitters                                          269,459
       5,317   American Greetings                                                 134,786
       5,476   AnnTaylor Stores Corporation (b)                                   117,898
       5,439   Barnes & Noble, Inc. (b)                                           175,517
       5,393   BJ's Wholesale Club, Inc. (b)                                      157,098
       5,827   Borders Group, Inc.                                                148,006
       8,077   Carmax, Inc. (b)                                                   250,791
       6,930   Chico's FAS, Inc. (b)                                              315,523
       7,676   Claire's Stores, Inc.                                              163,115
       8,772   Dollar Tree Stores, Inc. (b)                                       251,581
       5,622   Energizer Holdings, Inc. (b)                                       279,357
      12,080   Foot Locker, Inc.                                                  325,314
      10,526   Michaels Stores, Inc.                                              315,464
       3,787   Neiman-Marcus Group, Inc.                                          270,922
       4,285   O'Reilly Automotive, Inc. (b)                                      193,039
       5,753   Pacific Sunwear of California (b)                                  128,062
       5,286   Payless Shoesource, Inc. (b)                                        65,018
      11,268   Petsmart, Inc.                                                     400,352
       6,665   Pier 1 Imports, Inc.                                               131,300
      11,447   Ross Stores, Inc.                                                  330,475
      10,820   Saks, Inc.                                                         156,998
       2,717   Timberland Company (b)                                             170,274
       6,282   Urban Outfitters, Inc. (b)                                         278,921
       9,046   Williams-Sonoma, Inc. (b)                                          316,972
                                                                          ---------------
                                                                                5,878,305
                                                                          ---------------
       Service (1.1%)
       4,056   Catalina Marketing Corporation                                     120,179
       6,983   Copart, Inc. (b)                                                   183,793
       5,460   Devry, Inc. (b)                                                     94,786
       3,565   ITT Educational Services, Inc. (b)                                 169,516
       3,349   Plexus Corporation (b)                                              43,570
       3,544   Rollins, Inc.                                                       93,278
       4,926   Sotheby's Holdings (b)                                              89,456
       4,404   The Brink's Company                                                174,046
                                                                          ---------------
                                                                                  968,624
                                                                          ---------------
       Textiles (.5%)
       5,175   Mohawk Industries, Inc. (b)                                $       472,219
                                                                          ---------------
  CONSUMER STAPLES (8.7%)
       Beverage (.7%)
       8,375   Constellation Brands, Inc. (b)                                     389,521
      10,746   PepsiAmericas, Inc.                                                228,245
                                                                          ---------------
                                                                                  617,766
                                                                          ---------------
       Broadcasting (.5%)
       4,361   Emmis Communications Corporation (b)                                83,688
       3,869   Entercom Communications Corporation (b)                            138,858
       7,451   Westwood One, Inc. (b)                                             200,655
                                                                          ---------------
                                                                                  423,201
                                                                          ---------------
       Entertainment (.3%)
       4,134   International Speedway Corporation                                 218,275
       3,859   Macrovision Corporation (b)                                         99,253
                                                                          ---------------
                                                                                  317,528
                                                                          ---------------
       Food (1.5%)
      11,566   Dean Foods Company (b)                                             381,100
      10,769   Hormel Foods Corporation                                           337,608
       8,614   Smithfield Foods, Inc. (b)                                         254,888
       4,529   The JM Smucker Company                                             213,180
       4,057   Tootsie Roll Industries, Inc.                                      140,494
                                                                          ---------------
                                                                                1,327,270
                                                                          ---------------
       Household Products (.4%)
       3,174   Blyth, Inc.                                                         93,823
       4,841   Church & Dwight, Inc.                                              162,754
       4,544   Tupperware Corporation                                              94,152
                                                                          ---------------
                                                                                  350,729
                                                                          ---------------
       Restaurants (1.4%)
       6,292   Applebees International, Inc.                                      166,423
       2,739   Bob Evans Farms, Inc.                                               71,597
       6,670   Brinker International, Inc. (b)                                    233,917
       3,738   CBRL Group, Inc.                                                   156,435
       5,725   Outback Steakhouse, Inc.                                           262,090

                 See accompanying notes to financial statements.

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
  CONSUMER STAPLES--CONTINUED
       5,040   Ruby Tuesday, Inc.                                         $       131,443
       6,037   The Cheesecake Factory (b)                                         196,021
                                                                          ---------------
                                                                                1,217,926
                                                                          ---------------
       Retail (1.6%)
       5,700   Advance Auto Parts (b)                                             248,976
       4,792   Krispy Kreme Doughnuts, Inc. (b)                                    60,379
       3,625   Ruddick Corporation                                                 78,626
      27,394   Tyson Foods, Inc. (e)                                              504,050
       4,832   Whole Foods Market, Inc.                                           460,731
                                                                          ---------------
                                                                                1,352,762
                                                                          ---------------
       Service (2.2%)
       1,935   Banta Corporation                                                   86,611
       7,954   Career Education Corporation (b)                                   318,160
       7,018   Corinthian Colleges, Inc. (b)                                      132,254
       3,883   Deluxe Corporation                                                 144,952
       5,705   Education Management Corporation (b)                               188,322
       2,733   Kelly Services, Inc.                                                82,482
       3,025   Korn/Ferry International (b)                                        62,769
       3,749   Laureate Education, Inc. (b)                                       165,293
       7,001   Manpower, Inc.                                                     338,148
       7,958   MPS Group, Inc. (b)                                                 97,565
       5,869   Rent-A-Center, Inc. (b)                                            155,528
       3,979   Valassis Communications, Inc. (b)                                  139,305
                                                                          ---------------
                                                                                1,911,389
                                                                          ---------------
       Tobacco (.1%)
       1,994   Universal Corporation                                               95,393
                                                                          ---------------
  ENERGY (6.9%)
       Mining (.5%)
       5,014   Peabody Energy Corporation                                         405,683
                                                                          ---------------
       Oil & Gas (4.6%)
      11,725   ENSCO International, Inc.                                          372,152
       4,769   Equitable Resources, Inc.                                          289,288
       4,602   Forest Oil Corporation (b)                                         145,975
       9,589   Grant Prideco, Inc. (b)                                            192,259
       6,061   Hanover Compressor Company (b)                                      85,642
       3,912   Helmerich & Payne, Inc.                                            133,164
       7,141   Murphy Oil Corporation                                             574,493
       4,832   Newfield Exploration Company (b)                           $       285,330
       4,565   Noble Energy, Inc.                                                 281,478
      12,989   Patterson-UTI Energy, Inc.                                         252,636
      11,315   Pioneer Natural Resources Company                                  397,156
       5,983   Plains Exploration & Production Company (b)                        155,558
       5,000   Pogo Producing Company                                             242,450
      10,574   Pride International, Inc. (b)                                      217,190
       7,595   Varco International, Inc. (b)                                      221,394
       5,739   Western Gas Resources, Inc.                                        167,866
                                                                          ---------------
                                                                                4,014,031
                                                                          ---------------
       Oil & Gas Services (1.8%)
       5,307   FMC Technologies, Inc. (b)                                         170,885
       6,670   National-Oilwell, Inc. (b)                                         235,384
       8,139   Smith International, Inc. (b)                                      442,843
       4,705   Tidewater, Inc.                                                    167,545
      10,544   Weatherford International, Ltd. (b) (e)                            540,907
                                                                          ---------------
                                                                                1,557,564
                                                                          ---------------
  FINANCIAL (17.6%)
       Auto Finance (.3%)
      12,053   AmeriCredit Corporation (b)                                        294,696
                                                                          ---------------
       Banks (4.9%)
      10,047   Associated Banc-Corporation                                        333,661
       4,111   Bank of Hawaii Corporation                                         208,592
      13,649   Banknorth Group, Inc.                                              499,553
       3,817   California City National Corporation                               269,671
       6,157   Commerce Bancorp, Inc. New Jersey                                  396,511
       4,044   Cullen/Frost Bankers, Inc.                                         196,538
       6,541   FirstMerit Corporation                                             186,353
       3,957   Greater Bay Bancorp                                                110,321
      12,033   Hibernia Corporation                                               355,094
       5,158   Investors Financial Services Corporation                           257,797
       6,146   Mercantile Bankshares Corporation                                  320,821
       2,793   Silicon Valley Bancshares (b)                                      125,182
      10,768   TCF Financial Corporation                                          346,084

                 See accompanying notes to financial statements.

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
  FINANCIAL--CONTINUED
      10,379   The Colonial BancGroup, Inc.                               $       220,346
       6,109   Washington Federal, Inc.                                           162,133
       2,471   Westamerica Bancorporation                                         144,084
       5,227   Wilmington Trust Corporation                                       188,956
                                                                          ---------------
                                                                                4,321,697
                                                                          ---------------
       Finance -- Diversified (.9%)
       5,207   Eaton Vance Corporation                                            271,545
       5,724   Raymond James Financial, Inc.                                      177,330
       7,394   The PMI Group, Inc.                                                308,700
                                                                          ---------------
                                                                                  757,575
                                                                          ---------------
       Insurance (5.8%)
       4,132   Allmerica Financial Corporation (b)                                135,654
       5,727   American Financial Group, Inc.                                     179,312
       3,040   AmerUs Group Company                                               137,712
       7,171   Arthur J Gallagher & Company                                       233,058
       5,367   Brown & Brown, Inc.                                                233,733
       4,356   Everest Re Group, Ltd. (c)                                         390,123
       8,270   Expeditors International Washington, Inc.                          462,128
      13,539   Fidelity National Financial, Inc.                                  618,326
       6,955   First American Corporation                                         244,399
       5,262   HCC Insurance Holdings, Inc.                                       174,277
       3,322   Horace Mann Educators Corporation                                   63,384
       5,566   Leucadia National Corporation                                      386,726
       4,802   Ohio Casualty Corporation (b)                                      111,454
      14,150   Old Republic International Corporation                             357,995
       5,389   Protective Life Corporation                                        230,056
       7,131   Radian Group, Inc. (e)                                             379,654
       2,223   Stancorp Financial Group, Inc.                                     183,398
       5,322   Unitrin, Inc.                                                      241,885
       6,530   WR Berkley Corporation                                             308,020
                                                                          ---------------
                                                                                5,071,294
                                                                          ---------------
       Investment Bankers/Brokers (1.4%)
       5,878   AG Edwards, Inc.                                           $       253,988
       4,437   Jefferies Group, Inc.                                              178,722
       4,659   LaBranche & Company, Inc. (b)                                       41,745
       7,820   Legg Mason, Inc.                                                   572,893
       6,416   Waddell & Reed Financial, Inc.                                     153,278
                                                                          ---------------
                                                                                1,200,626
                                                                          ---------------
       Real Estate Investment Trust -- Apartments (.3%)
      10,285   United Dominion Realty Trust, Inc.                                 255,068
                                                                          ---------------
       Real Estate Investment Trust -- Diversified (.3%)
       6,646   Liberty Property Trust                                             287,107
                                                                          ---------------
       Real Estate Investment Trust -- Hotels (.3%)
       5,215   Hospitality Properties Trust                                       239,890
                                                                          ---------------
       Real Estate Investment Trust -- Office Property (.4%)
       4,162   Highwoods Properties, Inc.                                         115,287
       4,723   Mack-Cali Realty Corporation                                       217,400
                                                                          ---------------
                                                                                  332,687
                                                                          ---------------
       Real Estate Investment Trust -- Shopping Centers (1.0%)
       8,369   Developers Diversified
                 Realty Corporation                                               371,333
       7,965   New Plan Excel Realty Trust                                        215,692
       6,902   Weingarten Realty Investors                                        276,770
                                                                          ---------------
                                                                                  863,795
                                                                          ---------------
       Real Estate Investment Trust -- Warehouse/Industrial (.3%)
       6,437   AMB Property Corporation                                           259,990
                                                                          ---------------
       Savings and Loans (1.5%)
       5,776   Astoria Financial Corporation                                      230,867
       6,570   Independence Community Bank Corporation                            279,751
       4,809   IndyMac Bancorp, Inc.                                              165,670

                 See accompanying notes to financial statements.

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
  FINANCIAL--CONTINUED
      20,577   New York Community Bancorp, Inc.                           $       423,269
       4,116   Webster Financial Corporation                                      208,434
                                                                          ---------------
                                                                                1,307,991
                                                                          ---------------
       Service (.2%)
       6,872   MoneyGram International, Inc.                                      145,274
                                                                          ---------------
  HEALTH CARE (9.7%)
       Biotechnology (.9%)
       5,029   Charles River Laboratories International, Inc. (b)                 231,384
      23,744   Millennium Pharmaceuticals, Inc. (b) (e)                           287,777
       7,411   Protein Design Labs, Inc. (b)                                      153,111
       6,232   Vertex Pharmaceuticals, Inc. (b)                                    65,872
                                                                          ---------------
                                                                                  738,144
                                                                          ---------------
       Drugs (2.2%)
       7,955   Barr Laboratories, Inc. (b)                                        362,271
       4,477   Cephalon, Inc. (b)                                                 227,790
      19,458   IVAX Corporation (b) (e)                                           307,826
       2,629   Par Pharmaceutical Companies, Inc. (b)                             108,788
       5,604   Perrigo Company                                                     96,781
       8,156   Sepracor, Inc. (b) (e)                                             484,222
       6,528   Valeant Pharmaceuticals International                              172,013
       6,367   VCA Antech, Inc. (b)                                               124,793
                                                                          ---------------
                                                                                1,884,484
                                                                          ---------------
       Hospital Management (1.2%)
       6,771   Community Health Systems, Inc. (b)                                 188,775
       3,005   LifePoint Hospitals, Inc. (b)                                      104,634
       6,539   Pacificare Health Systems (b)                                      369,584
       5,974   Triad Hospitals, Inc. (b)                                          222,293
       4,527   Universal Health Services, Inc.                                    201,452
                                                                          ---------------
                                                                                1,086,738
                                                                          ---------------
       Managed Care (.9%)
       6,966   Coventry Health Care, Inc. (b)                                     369,755
       7,132   First Health Group Corporation (b)                                 133,440
       8,617   Health Net, Inc. (b)                                       $       248,773
                                                                          ---------------
                                                                                  751,968
                                                                          ---------------
       Medical Products/Supplies (3.0%)
       8,671   Cytyc Corporation (b)                                              239,059
       6,262   Dentsply International, Inc.                                       351,924
       4,613   Edwards Lifesciences Corporation (b)                               190,332
       4,803   Hillenbrand Industries, Inc.                                       266,759
       2,780   Inamed Corporation (b)                                             175,835
       3,976   Invitrogen Corporation (b)                                         266,909
      10,647   Patterson Companies, Inc. (b)                                      461,973
       5,364   Steris Corporation (b)                                             127,234
      10,542   Varian Medical Systems, Inc. (b)                                   455,836
       3,850   Visx, Inc. (b)                                                      99,600
                                                                          ---------------
                                                                                2,635,461
                                                                          ---------------
       Special Services (1.5%)
       3,707   Apria Healthcare Group, Inc. (b)                                   122,146
       4,846   Covance, Inc. (b)                                                  187,782
       3,358   Henry Schein, Inc. (b)                                             233,851
       7,788   Lincare Holdings, Inc. (b)                                         332,158
       8,084   Omnicare, Inc.                                                     279,868
       5,228   Renal Care Group, Inc. (b)                                         188,156
                                                                          ---------------
                                                                                1,343,961
                                                                          ---------------
  TECHNOLOGY (14.0%)
       Biotechnology (.1%)
       3,206   Techne Corporation (b)                                             124,713
                                                                          ---------------
       Computer Hardware (1.0%)
       5,544   Diebold, Inc.                                                      308,967
       2,638   Imation Corporation                                                 83,968
      12,643   Sandisk Corporation (b)                                            315,696
       5,014   The Reynolds & Reynolds Company                                    132,921
                                                                          ---------------
                                                                                  841,552
                                                                          ---------------
       Computer Networking (.9%)
      29,446   3COM Corporation (b) (e)                                           122,790
       6,338   Alliance Data Systems Corporation (b)                              300,928
       6,885   Choicepoint, Inc. (b)                                              316,641
                                                                          ---------------
                                                                                  740,359
                                                                          ---------------
       Computer Peripherals (.5%)
       3,867   Avocent Corporation (b)                                            156,691

                 See accompanying notes to financial statements.

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
  TECHNOLOGY--CONTINUED
       8,245   Storage Technology Corporation (b)                         $       260,624
                                                                          ---------------
                                                                                  417,315
                                                                          ---------------
       Computer Services & Software (4.6%)
      10,798   Activision, Inc. (b)                                               217,904
       6,696   Acxiom Corporation                                                 176,105
       2,463   Advent Software, Inc. (b)                                           50,442
       4,559   Ascential Software Corporation (b) (e)                              74,357
      20,979   Cadence Design Systems, Inc. (b) (e)                               289,720
      11,531   Ceridian Corporation (b)                                           210,787
       4,851   Certegy, Inc.                                                      172,356
      10,319   Cognizant Technology Solutions Corporation (b)                     436,803
       3,964   CSG Systems International (b)                                       74,127
       5,393   Dun & Bradstreet Corporation (b)                                   321,692
       8,597   Gartner, Inc. (b)                                                  107,119
       4,813   Keane, Inc. (b)                                                     70,751
       5,510   Macromedia, Inc. (b)                                               171,471
      12,432   McAfee, Inc. (b)                                                   359,658
       9,164   McData Corporation (b)                                              54,617
       5,923   Mentor Graphics Corporation (b)                                     90,563
       6,142   National Instruments Corporation                                   167,370
       4,346   Retek, Inc. (b)                                                     26,728
       5,397   RSA Security, Inc. (b)                                             108,264
       7,955   SEI Investments Company                                            333,553
       7,381   Sybase, Inc. (b)                                                   147,251
      11,803   Synopsys, Inc. (b)                                                 231,575
       2,907   Transaction Systems Architects, Inc. (b)                            57,704
       6,383   Wind River Systems, Inc. (b)                                        86,490
                                                                          ---------------
                                                                                4,037,407
                                                                          ---------------
       Computer Systems (.5%)
       6,732   Checkfree Corporation (b)                                          256,355
       7,020   Jack Henry & Associates, Inc.                                      139,768
                                                                          ---------------
                                                                                  396,123
                                                                          ---------------
       Electrical Defense (.2%)
       2,924   Alliant Techsystems, Inc. (b)                                      191,171
                                                                          ---------------
       Electrical Instruments (1.6%)
       6,867   Amphenol Corporation (b)                                           252,294
       4,718   Beckman Coulter, Inc.                                              316,059
       5,198   Harman International Industries, Inc.                      $       660,146
       4,746   LTX Corporation (b)                                                 36,497
       3,328   Newport Corporation (b)                                             46,925
       2,693   Varian, Inc. (b)                                                   110,440
                                                                          ---------------
                                                                                1,422,361
                                                                          ---------------
       Electronic Components -- Semiconductor (2.9%)
      37,045   Atmel Corporation (b) (e)                                          145,216
       7,398   Credence Systems Corporation (b)                                    67,692
       5,733   Cree, Inc. (b)                                                     229,779
       9,759   Cypress Semiconductor Corporation (b)                              114,473
       9,275   Fairchild Semiconductor International, Inc. (b)                    150,812
       5,384   Integrated Circuit Systems, Inc. (b)                               112,633
       8,284   Integrated Device Technology, Inc. (b)                              95,763
       5,182   International Rectifier Corporation (b)                            230,962
      11,681   Intersil Corporation                                               195,540
      10,577   Lam Research Corporation (b)                                       305,781
       8,802   Lattice Semiconductor Corporation (b)                               50,171
       6,989   Micrel, Inc. (b)                                                    77,019
      16,012   Microchip Technology, Inc. (e)                                     426,880
       5,741   Semtech Corporation (b)                                            125,556
       4,031   Silicon Laboratories, Inc. (b)                                     142,335
      10,674   Triquint Semiconductor, Inc. (b)                                    47,499
                                                                          ---------------
                                                                                2,518,111
                                                                          ---------------
       Electronics -- Computer Distribution (.9%)
       8,991   Arrow Electronics, Inc. (b)                                        218,481
       9,351   Avnet, Inc. (b)                                                    170,562
       6,026   Gentex Corporation                                                 223,083
       6,714   Kemet Corporation (b)                                               60,090
       4,580   Thomas & Betts Corporation (b)                                     140,835
                                                                          ---------------
                                                                                  813,051
                                                                          ---------------
       Service -- Data Processing (.8%)
       6,501   DST Systems, Inc. (b)                                              338,832
       5,457   Fair Isaac Corporation                                             200,163
       9,330   The BISYS Group, Inc. (b)                                          153,478
                                                                          ---------------
                                                                                  692,473
                                                                          ---------------

                 See accompanying notes to financial statements.

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
  TRANSPORTATION (2.2%)
       Air Freight (.6%)
       6,621   CH Robinson Worldwide, Inc.                                $       367,598
       4,010   CNF, Inc.                                                          200,901
                                                                          ---------------
                                                                                  568,499
                                                                          ---------------
       Airlines (.3%)
       2,091   Alaska Air Group, Inc. (b)                                          70,028
       8,040   JetBlue Airways Corporation (b)                                    186,689
                                                                          ---------------
                                                                                  256,717
                                                                          ---------------
       Auto (.2%)
       7,026   Adesa, Inc.                                                        149,092
                                                                          ---------------
       Shipping (.4%)
       3,311   Alexander & Baldwin, Inc.                                          140,453
       3,056   Overseas Shipholding Group                                         168,691
                                                                          ---------------
                                                                                  309,144
                                                                          ---------------
       Trucking (.7%)
       3,837   GATX Corporation                                                   113,422
       6,304   JB Hunt Transport Services, Inc.                                   282,734
       5,691   Swift Transportation Company, Inc. (b)                             122,243
       6,120   Werner Enterprises, Inc.                                           138,557
                                                                          ---------------
                                                                                  656,956
                                                                          ---------------
  UTILITIES (6.4%)
       Electric Companies (4.5%)
       8,966   Alliant Energy Corporation                                         256,428
      18,759   Aquila, Inc. (b)                                                    69,221
       2,520   Black Hills Corporation                                             77,314
       9,817   DPL, Inc.                                                          246,505
       5,966   Duquesne Light Holdings, Inc.                                      112,459
      11,401   Energy East Corporation                                            304,179
       5,767   Great Plains Energy, Inc.                                          174,625
       6,254   Hawaiian Electric Industries                                       182,304
       3,235   Idacorp, Inc.                                              $        98,894
       9,963   Northeast Utilities                                                187,803
       4,129   NSTAR                                                              224,122
       6,905   OGE Energy Corporation                                             183,052
      14,584   Pepco Holdings, Inc.                                               310,931
       4,690   PNM Resources, Inc.                                                118,610
       7,736   Puget Energy, Inc.                                                 191,079
       8,718   SCANA Corporation                                                  343,489
       9,113   Sierra Pacific Resources (b)                                        95,686
       5,896   Vectren Corporation                                                158,013
       6,665   Westar Energy, Inc.                                                152,429
       9,082   Wisconsin Energy Corporation                                       306,154
       2,902   WPS Resources Corporation                                          144,984
                                                                          ---------------
                                                                                3,938,281
                                                                          ---------------
       Mining (.2%)
       4,838   Arch Coal, Inc.                                                    171,943
                                                                          ---------------
       Natural Gas (1.5%)
       5,816   AGL Resources, Inc.                                                193,324
       9,165   MDU Resources Group, Inc.                                          244,522
       6,408   National Fuel Gas Company                                          181,603
       8,025   Oneok, Inc.                                                        228,070
       6,541   Questar Corporation                                                333,329
       3,775   WGL Holdings, Inc.                                                 116,421
                                                                          ---------------
                                                                                1,297,269
                                                                          ---------------
       Water Utilities (.2%)
       7,237   Aqua America, Inc.                                                 177,958
                                                                          ---------------
Total Common Stocks
  (Cost: $67,503,688)                                                          83,636,785
                                                                          ---------------
  S&P DEPOSITORY RECEIPT (.5%)
       3,900   S&P MidCap 400 Index Depository Receipt                            472,407
                                                                          ---------------
Total S&P Depository Receipt
  (Cost: $433,621)                                                                472,407
                                                                          ---------------

                 See accompanying notes to financial statements.

PRINCIPAL/                                                                                             MARKET
SHARES                                                                         RATE      MATURITY     VALUE(a)
------------                                                                 -------     --------  --------------
SHORT-TERM SECURITIES (19.5%)
  SECURITY LENDING COLLATERAL (16.0%)
       Commercial Paper (8.3%)
$    684,160   Atomium Funding Corporation (d)                                 2.366%    01/19/05  $      683,455
     684,160   Chariot Funding LLC (d)                                         2.285%    01/13/05         683,743
     820,992   Corporate Asset Securities, Ltd. (d)                            2.374%    01/12/05         820,541
     684,160   Goldman Sachs Group, Inc. (d)                                   2.423%    02/04/05         682,737
     820,992   Legacy Capital LLC (d)                                          2.366%    01/26/05         819,793
     957,824   Lehman Brothers Holdings (d)                                    1.622%    02/16/05         957,824
     684,160   Liquid Funding, Ltd. (d)                                        1.000%    02/04/05         684,160
     410,496   Morgan Stanley                                                  1.580%    05/10/05         410,496
     684,160   Picaros Funding LLC (d)                                         2.299%    01/06/05         684,030
     820,992   UBS Finance Delaware LLC                                        2.361%    01/05/05         820,885
                                                                                                   --------------
                                                                                                        7,247,664
                                                                                                   --------------
       Corporate Notes (1.6%)
      684,160  Morgan Stanley (f)                                              2.100%    08/13/10         684,140
      684,160  Premium Asset Trust                                             1.969%    05/13/05         684,153
                                                                                                   --------------
                                                                                                        1,368,293
                                                                                                   --------------
       Repurchase Agreement (6.1%)
   5,357,632   Morgan Stanley, Wells Fargo and Bank of New York Repurchase
                 Agreement account; dated 12/31/04, rate 2.362%, due 1/3/05;
                 proceeds $5,358,687 (Collateralized by Corporate Obligations)                          5,357,632
                                                                                                   --------------
               Total Security Lending Collateral (Cost: $13,973,589)                                   13,973,589
                                                                                                   --------------
       Investment Companies (3.5%)
     750,000   American AAdvantage Money Market Fund, current rate 2.160%                                 750,000
   1,335,040   Federated Money Market Obligation Trust -- Prime Obligation,
                 current rate 2.071%                                                                    1,335,040
     950,000   One Group Institutional Prime Money Market, current rate 1.950%                            950,000
                                                                                                   --------------
               Total Investment Companies (Cost: $3,035,040)                                            3,035,040
                                                                                                   --------------
               Total Short-Term Securities (Cost: $17,008,629)                                         17,008,629
                                                                                                   --------------
               Total Investments in Securities (Cost: $84,945,938) (g)                             $  101,117,821
                                                                                                   --------------
               Payable upon return of securities loaned (16.0%)                                       (13,973,589)
               Cash and other assets in excess of liabilities (--%)                                        22,760
                                                                                                   --------------
               Total Net Assets (100%)                                                             $   87,166,992
                                                                                                   ==============

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held .4% of net assets in foreign securities at December 31, 2004.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 6.9% of the Portfolio's net assets at December 31, 2004.
(e) Fully or partially pledged as initial margin deposits on open index futures purchased contracts.

HOLDINGS OF OPEN FUTURES CONTRACTS
On December 31, 2004, securities with an aggregate market value of $2,628,888 have been segregated to cover margin requirements for the following open futures contracts:

                                               NUMBER OF       POSITION       UNREALIZED         UNREALIZED
TYPE                          EXPIRATION       CONTRACTS         TYPE        APPRECIATION       DEPRECIATION
----                          ----------       ---------       --------      ------------       ------------
S&P Mid 400(R) EMINI          March 2005          44             long         $    71,588          $  194
                                                  ==                          ===========          ======

(f)  Variable rate security.
(g) At December 31, 2004 the cost of securities for federal income tax purposes was $85,258,784. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                               $   20,520,957
     Gross unrealized depreciation                                                                   (4,661,920)
                                                                                                 --------------
     Net unrealized appreciation                                                                 $   15,859,037
                                                                                                 ==============

                 See accompanying notes to financial statements.

REAL ESTATE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2004

(Percentages of each investment category relate to total net assets.)

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
COMMON STOCKS (97.6%)
  CONSUMER CYCLICAL (6.0%)
       Construction (.5%)
      16,500   WCI Communities, Inc. (b)                                  $       485,100
                                                                          ---------------
       Lodging -- Hotel (5.5%)
      15,700   Great Wolf Resorts, Inc. (b)                                       350,738
     159,300   Hilton Hotels Corporation                                        3,622,482
      79,600   Strategic Hotel Capital,Inc.                                     1,313,400
                                                                          ---------------
                                                                                5,286,620
                                                                          ---------------
  FINANCIAL (91.6%)
       Finance -- Diversified (1.6%)
      72,300   Spirit Finance
               Corporation (b)                                                    914,595
      48,300   Spirit Finance Corporation- 144A Issue (b) (e) (f)                 610,995
                                                                          ---------------
                                                                                1,525,590
                                                                          ---------------
       Lodging -- Hotel (4.4%)
      72,100   Starwood Hotels & Resorts Worldwide, Inc.                        4,210,640
                                                                          ---------------
       Real Estate (5.7%)
      81,400   Brookfield Properties Company (c)                                3,044,360
      12,900   Catellus Development Corporation                                   394,740
      21,134   Forest City Enterprises, Inc.                                    1,216,261
      58,300   Thomas Properties Group, Inc. (b)                                  742,742
                                                                          ---------------
                                                                                5,398,103
                                                                          ---------------
       Real Estate Investment Trust -- Apartments (13.1%)
      33,100   Archstone-Smith Trust                                            1,267,730
      11,200   Avalonbay Communities, Inc.                                        843,360
      76,910   Boardwalk Real Estate Investment Trust (Canadian) (c)            1,184,169
      50,300   Camden Property Trust                                            2,565,300
      75,400   Equity Residential                                               2,727,972
      20,700   Home Properties, Inc.                                              890,100
     122,100   United Dominion Realty Trust, Inc.                               3,028,080
                                                                          ---------------
                                                                               12,506,711
                                                                          ---------------
       Real Estate Investment Trust -- Diversified (8.1%)
      79,000   American Campus Communities, Inc.                          $     1,776,710
      18,300   Capital Automotive                                                 650,108
      14,700   Colonial Properties Trust                                          577,269
      55,400   First Potomac Realty Trust                                       1,263,120
       2,300   Global Signal, Inc.                                                 63,342
      26,100   Liberty Property Trust                                           1,127,520
      26,100   Newcastle Investment Corporation                                   829,458
     123,900   Northstar Realty Finance Corporation (b)                         1,418,655
                                                                          ---------------
                                                                                7,706,182
                                                                          ---------------
       Real Estate Investment Trust -- Health Care (2.4%)
      37,400   LTC Properties, Inc.                                               744,634
      57,300   Ventas, Inc.                                                     1,570,593
                                                                          ---------------
                                                                                2,315,227
                                                                          ---------------
       Real Estate Investment Trust -- Hotels (5.4%)
     105,700   Hersha Hospitality Trust                                         1,210,265
      74,100   Host Marriott Corporation                                        1,281,930
      99,100   Sunstone Hotel Investors, Inc.                                   2,059,298
      51,000   Winston Hotels, Inc.                                               602,310
                                                                          ---------------
                                                                                5,153,803
                                                                          ---------------
       Real Estate Investment Trust -- Mortgage (1.3%)
      60,000   Gramercy Capital
               Corporation                                                      1,236,000
                                                                          ---------------
       Real Estate Investment Trust -- Office Property (15.3%)
      22,200   Alexandria Real Estate Equities, Inc.                            1,652,124
      19,600   Arden Realty, Inc.                                                 739,312
     101,000   BioMed Realty Trust, Inc.                                        2,243,210
      47,800   Boston Properties, Inc.                                          3,091,226
      78,700   Brandywine Realty Trust                                          2,312,993
      39,700   Cousins Properties, Inc.                                         1,201,719
      15,800   Mack-Cali Realty Corporation                                       727,274
      29,300   Maguire Properties, Inc.                                           804,578
      48,600   Prentiss Properties Trust                                        1,856,520
                                                                          ---------------
                                                                               14,628,956
                                                                          ---------------

                 See accompanying notes to financial statements.

                                                                               MARKET
SHARES                                                                        VALUE(a)
------------                                                              ---------------
  FINANCIAL--CONTINUED
       Real Estate Investment Trust -- Regional Mall (14.5%)
       6,000   CBL & Associates Properties, Inc.                          $       458,100
     105,120   General Growth Properties, Inc.                                  3,801,139
      68,600   Simon Property Group, Inc.                                       4,436,362
      27,500   Tanger Factory Outlet Centers, Inc.                                727,650
      68,900   The Mills Corporation                                            4,393,064
                                                                          ---------------
                                                                               13,816,315
                                                                          ---------------
       Real Estate Investment Trust -- Self Storage (1.9%)
      83,661   Extra Space Storage, Inc.                                        1,115,201
      37,900   U-Store-It Trust (b)                                               657,565
                                                                          ---------------
                                                                                1,772,766
                                                                          ---------------
       Real Estate Investment Trust -- Shopping Centers (.6%)
      10,700   Regency Centers Corporation                                        592,780
                                                                          ---------------
       Real Estate Investment Trust -- Shopping Retail (10.0%)
      81,100   Developers Diversified Realty Corporation                  $     3,598,407
      72,100   Equity One, Inc.                                                 1,710,933
      43,450   Kimco Realty Corporation                                         2,519,666
     109,700   Kite Realty Group Trust                                          1,676,216
                                                                          ---------------
                                                                                9,505,222
                                                                          ---------------
       Real Estate Investment Trust -- Warehouse/Industrial (7.3%)
     122,900   Prologis                                                         5,325,257
      35,900   PS Business Parks, Inc.                                          1,619,090
                                                                          ---------------
                                                                                6,944,347
                                                                          ---------------
Total Common Stocks
(Cost: $66,652,110)                                                            93,084,362
                                                                          ---------------

SHARES/PAR                                                                       RATE      MATURITY
------------                                                                    -----      --------
SHORT-TERM SECURITIES (7.0%)
  SECURITY LENDING COLLATERAL (4.6%)
        Commercial Paper (2.4%)
$       216,740  Atomium Funding Corporation (d)                                2.366%     01/19/05  $     216,517
        216,740  Chariot Funding LLC (d)                                        2.285%     01/13/05        216,608
        260,088  Corporate Asset Securities, Ltd. (d)                           2.374%     01/12/05        259,945
        216,740  Goldman Sachs Group, Inc. (d)                                  2.423%     02/04/05        216,289
        260,088  Legacy Capital LLC (d)                                         2.366%     01/26/05        259,708
        303,436  Lehman Brothers Holdings (d)                                   1.622%     02/16/05        303,436
        216,740  Liquid Funding, Ltd. (d)                                       1.000%     02/04/05        216,740
        130,044  Morgan Stanley                                                 1.580%     05/10/05        130,044
        216,740  Picaros Funding LLC (d)                                        2.299%     01/06/05        216,699
        260,088  UBS Finance Delaware LLC                                       2.361%     01/05/05        260,054
                                                                                                     -------------
                                                                                                         2,296,040
                                                                                                     -------------
        Corporate Notes (.5%)
        216,740  Morgan Stanley (g)                                             2.100%     08/13/10        216,733
        216,740  Premium Asset Trust                                            1.969%     05/13/05        216,738
                                                                                                     -------------
                                                                                                           433,471
                                                                                                     -------------

                 See accompanying notes to financial statements.

                                                                                             MARKET
SHARES/PAR                                                                                  VALUE(a)
----------                                                                               --------------
      Repurchase Agreement (1.7%)
$     1,697,283  Morgan Stanley, Wells Fargo and Bank of New York
                  Repurchase Agreement account; dated 12/31/04,
                  rate 2.362%, due 1/3/05; proceeds $1,697,381
                  (Collateralized by Corporate Obligations)                              $    1,697,283
                                                                                         --------------
                 Total Security Lending Collateral (Cost: $4,426,794)                         4,426,794
                                                                                         --------------
      Investment Company (2.4%)
      2,248,270  Federated Money Market Obligation Trust -- Prime Obligation,
                  current rate 2.071%                                                         2,248,270
                                                                                         --------------
                 Total Investment Company Securities (Cost: $2,248,270)                       2,248,270
                                                                                         --------------
                 Total Short-Term Securities (Cost: $6,675,064)                               6,675,064
                                                                                         --------------
                 Total Investments in Securities (Cost: $73,327,174) (h)                 $   99,759,426
                                                                                         --------------
                 Payable upon return of securities loaned (4.6%)                             (4,426,794)
                 Cash and other assets in excess of liabilities (--)                             77,399
                                                                                         --------------
                 Total Net Assets (100%)                                                 $   95,410,031
                                                                                         ==============

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held 4.4% of net assets in foreign securities at December 31, 2004.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 2.0% of the Portfolio's net assets at December 31, 2004.
(e) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at December 31, 2004, which includes cost and acquisition date, is as follows:

                                                                                        ACQUISITION    ACQUISITION
     SECURITY:                                                                              DATE           COST
     ---------                                                                          -----------   -------------
     Spirit Finance Corporation-144A Issue*                                                Various    $     483,000
                                                                                                      -------------

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(f) This security is being fair-valued according to procedures approved by the Board of Directors.
(g)  Variable rate security.
(h) At December 31, 2004 the cost of securities for federal income tax purposes was $73,488,192. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                    $  26,297,298
     Gross unrealized depreciation                                                                          (26,064)
                                                                                                      -------------
     Net unrealized appreciation                                                                      $  26,271,234
                                                                                                      =============

                 See accompanying notes to financial statements.

                 (This page has been left blank intentionally.)

ADVANTUS SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                                             MONEY            MORTGAGE
                                                          BOND               MARKET          SECURITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                     ---------------    --------------     --------------
                     ASSETS
Investments in securities, at market value - see
  accompanying schedule for detailed listing*+       $   342,955,774    $   86,302,674     $  247,400,812
Cash in bank on demand deposit                               118,790               618                  -
Foreign currency in bank on deposit
  (identified cost: $251,709)                                      -                 -                  -
Receivable for Fund shares sold                                7,138                 -                  -
Receivable for investment securities sold
  (including paydowns)                                             -                 -          2,772,937
Dividends and accrued interest receivable                  2,525,350           257,279          1,220,545
Receivable for refundable foreign income taxes
  withheld                                                         -                 -                  -
Other receivables                                              9,701                 -                  -
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 2)                       -                 -                  -
Variation margin receivable                                        -                 -              5,738
                                                     ---------------    --------------     --------------
     Total Assets                                        345,616,753        86,560,571        251,400,032
                                                     ---------------    --------------     --------------
                  LIABILITIES
Bank overdraft                                                     -                 -             37,874
Payable for Fund shares repurchased                                -           971,115             90,653
Payable for investment securities purchased                        -                 -                  -
Payable for securities purchased on a
  forward-commitment basis (note 2)                                -                 -         15,648,800
Dividends payable to shareholders                                  -            98,856                  -
Payable to Advisor                                           143,811            39,234            112,286
Accrued expenses                                              27,647            18,474             29,477
Unrealized depreciation on forward foreign
  currency contracts held, at value (note 2)                       -                 -                  -
Variation margin payable                                           -                 -                  -
Payable upon return of securities loaned (note 5)         40,509,334                 -                  -
                                                     ---------------    --------------     --------------
     Total Liabilities                                    40,680,792         1,127,679         15,919,090
                                                     ---------------    --------------     --------------
Net assets applicable to outstanding capital stock   $   304,935,961    $   85,432,892     $  235,480,942
                                                     ===============    ==============     ==============

Represented by:
  Capital stock - authorized 10 trillion shares
    of $.01 par value**                              $     2,117,026    $      854,329     $    1,674,785
  Additional paid-in capital                             298,109,427        84,578,563        233,912,583
  Undistributed net investment income                              -             1,436                  -
  Accumulated net realized gains (losses) from
    investments and foreign currency transactions           (132,394)           (1,436)           (69,334)
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                      4,841,902                 -            (37,092)
                                                     ---------------    --------------     --------------
      Total - representing net assets
        applicable to outstanding capital stock      $   304,935,961    $   85,432,892     $  235,480,942
                                                     ===============    ==============     ==============
Net asset value per share of outstanding capital
  stock                                              $          1.44    $         1.00     $         1.41
                                                     ===============    ==============     ==============
 * Identified cost                                   $   338,113,872    $   86,302,674     $  247,393,272
** Shares outstanding                                    211,702,556        85,432,892        167,478,460
 + Including securities on loan of                   $    39,806,187    $            -     $            -

See accompanying notes to financial statements.

                                                                           MATURING           MATURING
                                                                          GOVERNMENT         GOVERNMENT
                                                        INDEX 500         BOND 2006          BOND 2010
                                                        PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                     ---------------    --------------     --------------
                     ASSETS
Investments in securities, at market value - see
  accompanying schedule for detailed listing*+       $   705,773,768    $    5,593,716     $    7,769,030
Cash in bank on demand deposit                                 3,923                 -                  -
Foreign currency in bank on deposit
  (identified cost: $251,709)                                      -                 -                  -
Receivable for Fund shares sold                                    -                 -                718
Receivable for investment securities sold
  (including paydowns)                                             -                 -                  -
Dividends and accrued interest receivable                    870,817                13                 17
Receivable for refundable foreign income taxes                     -                 -                  -
  withheld                                                     5,700                56                377
Other receivables
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 2)                       -                 -                  -
Variation margin receivable                                        -                 -                  -
                                                     ---------------    --------------     --------------
     Total Assets                                        706,654,208         5,593,785          7,770,142
                                                     ---------------    --------------     --------------
                   LIABILITIES
Bank overdraft                                                     -                 -                  -
Payable for Fund shares repurchased                          536,987               117                  -
Payable for investment securities purchased                        -                 -                  -
Payable for securities purchased on a
  forward-commitment basis (note 2)                                -                 -                  -
Dividends payable to shareholders                                  -                 -                  -
Payable to Advisor                                           208,178             3,586              3,851
Accrued expenses                                              50,074            12,781             11,533
Unrealized depreciation on forward foreign
  currency contracts held, at value (note 2)                       -                 -                  -
Variation margin payable                                       3,301                 -                  -
Payable upon return of securities loaned (note 5)         42,219,371                 -            992,935
                                                     ---------------    --------------     --------------
     Total Liabilities                                    43,017,911            16,484          1,008,319
                                                     ---------------    --------------     --------------
Net assets applicable to outstanding capital stock   $   663,636,297    $    5,577,301     $    6,761,823
                                                     ===============    ==============     ==============

Represented by:
  Capital stock - authorized 10 trillion shares
    of $.01 par value**                              $     1,740,521    $       39,716     $       42,223
  Additional paid-in capital                             440,371,375         5,254,797          6,120,461
  Undistributed net investment income                              -                 -                  -
  Accumulated net realized gains (losses) from
    investments and foreign currency transactions        (24,943,863)          (10,513)                 -
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                    246,468,264           293,301            599,139
                                                     ---------------    --------------     --------------
      Total - representing net assets
        applicable to outstanding capital stock      $   663,636,297    $    5,577,301     $    6,761,823
                                                     ===============    ==============     ==============
Net asset value per share of outstanding capital
  stock                                              $          3.81    $         1.40     $         1.60
                                                     ===============    ==============     ==============
 * Identified cost                                   $   459,367,223    $    5,300,415     $    7,169,891
** Shares outstanding                                    174,052,129         3,971,601          4,222,295
 + Including securities on loan of                   $    40,480,633    $            -     $      971,880

                                                      INTERNATIONAL       INDEX 400         REAL ESTATE
                                                          BOND             MID-CAP           SECURITIES
                                                        PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                     ---------------    --------------     --------------
                     ASSETS
Investments in securities, at market value - see
  accompanying schedule for detailed listing*+       $    67,710,079    $  101,117,821     $   99,759,426
Cash in bank on demand deposit                                     -                 -             10,907
Foreign currency in bank on deposit
  (identified cost: $251,709)                                255,544                 -                  -
Receivable for Fund shares sold                                    -           113,623             23,661
Receivable for investment securities sold
  (including paydowns)                                             -            47,782            293,226
Dividends and accrued interest receivable                  1,083,952            60,410            543,332
Receivable for refundable foreign income taxes
  withheld                                                    20,454                 -                  -
Other receivables                                                  -             2,291                966
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 2)                 332,845                 -                  -
Variation margin receivable                                        -             7,391                  -
                                                     ---------------    --------------     --------------
     Total Assets                                         69,402,874       101,349,318        100,631,518
                                                     ---------------    --------------     --------------
                   LIABILITIES
Bank overdraft                                                     -                 -                  -
Payable for Fund shares repurchased                            4,230                 -                  -
Payable for investment securities purchased                        -           152,322            703,209
Payable for securities purchased on a
  forward-commitment basis (note 2)                                -                 -                  -
Dividends payable to shareholders                                  -                 -                  -
Payable to Advisor                                            50,371            31,276             68,335
Accrued expenses                                              25,688            25,139             23,149
Unrealized depreciation on forward foreign
  currency contracts held, at value (note 2)                 359,756                 -                  -
Variation margin payable                                           -                 -                  -
Payable upon return of securities loaned (note 5)          1,428,620        13,973,589          4,426,794
                                                     ---------------    --------------     --------------
     Total Liabilities                                     1,868,665        14,182,326          5,221,487
                                                     ---------------    --------------     --------------
Net assets applicable to outstanding capital stock   $    67,534,209    $   87,166,992     $   95,410,031
                                                     ===============    ==============     ==============

Represented by:
  Capital stock - authorized 10 trillion shares
    of $.01 par value**                              $       463,713    $      581,705     $      483,479
  Additional paid-in capital                              60,806,876        70,726,251         68,655,212
  Undistributed net investment income                         26,412                 -                  -
  Accumulated net realized gains (losses) from
    investments and foreign currency transactions                  -          (384,241)          (161,018)
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                      6,237,208        16,243,277         26,432,358
                                                     ---------------    --------------     --------------
      Total - representing net assets
        applicable to outstanding capital stock      $    67,534,209    $   87,166,992     $   95,410,031
                                                     ===============    ==============     ==============
Net asset value per share of outstanding capital
  stock                                              $          1.46    $         1.50     $         1.97
                                                     ===============    ==============     ==============
 * Identified cost                                   $    61,519,673    $   84,945,938     $   73,327,174
** Shares outstanding                                     46,371,270        58,170,537         48,347,916
 + Including securities on loan of                   $     1,370,298    $   13,464,598     $    4,271,305

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004


                                                                             MONEY            MORTGAGE
                                                          BOND               MARKET          SECURITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                     ---------------    --------------     --------------
Investment Income
  Interest (net of foreign withholding taxes of
    $46,426 for International Bond Portfolio)        $    14,586,177    $    1,207,188     $   13,288,643
  Dividends (net of foreign withholding taxes
    of $9,714 for Real Estate Securities Portfolio)          196,761                 -                  -
  Income from securities lending activities                   58,136                 -                 38
                                                     ---------------    --------------     --------------
    Total investment income                               14,841,074         1,207,188         13,288,681
                                                     ---------------    --------------     --------------
Expenses (note 4):
  Investment advisory fee                                    881,177           221,585            709,785
  Rule 12b-1 fees                                            734,314           221,585            591,487
  Administrative services fee                                 28,800            28,800             28,800
  Custodian fees                                               5,519             4,348              5,794
  Audit and accounting services                              103,449            59,882             95,442
  Legal fees                                                  51,243            14,741             46,432
  Printing and shareholder reports                            37,501             3,697             30,491
  Director's fees                                             22,674             6,838             18,168
  Insurance                                                    7,416             2,330              6,068
  S&P licensing fee                                                -                 -                  -
  Other                                                       13,886             5,290             12,158
                                                     ---------------    --------------     --------------
    Total expenses                                         1,885,979           569,096          1,544,625
                                                     ---------------    --------------     --------------
    Investment income - net                               12,955,095           638,092         11,744,056
                                                     ---------------    --------------     --------------
Realized and Unrealized gains (losses) on
  investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                   2,122,715                 -          2,219,935
    Foreign currency transactions                                  -                 -                  -
    Futures transactions                                           -                 -             (2,465)
  Net change in unrealized appreciation or
    depreciation on:
    Investments                                             (878,406)                -         (2,880,126)
    Translation of assets and liabilities
      in foreign currency                                          -                 -                  -
    Futures transactions                                           -                 -            (44,633)
                                                     ---------------    --------------     --------------
Net gains (losses) on investments                          1,244,309                 -           (707,289)
                                                     ---------------    --------------     --------------
Net increase in net assets resulting
  from operations                                    $    14,199,404    $      638,092     $   11,036,767
                                                     ===============    ==============     ==============

See accompanying notes to financial statements.

                                                                          MATURING            MATURING
                                                                         GOVERNMENT          GOVERNMENT
                                                        INDEX 500         BOND 2006           BOND 2010
                                                        PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                     ---------------   ---------------     --------------
Investment Income
  Interest (net of foreign withholding taxes of
    $46,426 for International Bond Portfolio)        $       103,780   $       453,950     $      370,694
  Dividends (net of foreign withholding taxes
    of $9,714 for Real Estate Securities Portfolio)       12,268,155                 -                  -
  Income from securities lending activities                   86,424               741                818
                                                     ---------------   ---------------     --------------
    Total investment income                               12,458,359           454,691            371,512
                                                     ---------------   ---------------     --------------
Expenses (note 4):
  Investment advisory fee                                    735,985            20,741             18,092
  Rule 12b-1 fees                                          1,526,603                 -                  -
  Administrative services fee                                 28,800            28,800             28,800
  Custodian fees                                              16,537             1,593              1,384
  Audit and accounting services                              136,742            65,603             64,424
  Legal fees                                                  96,628             1,353              1,242
  Printing and shareholder reports                            64,781               486                386
  Director's fees                                             46,508               613                555
  Insurance                                                   16,128               216                139
  S&P licensing fee                                           48,840                 -                  -
  Other                                                       27,923             1,825              1,791
                                                     ---------------   ---------------     --------------
    Total expenses                                         2,745,475           121,230            116,813
                                                     ---------------   ---------------     --------------
    Investment income - net                                9,712,884           333,461            254,699
                                                     ---------------   ---------------     --------------
Realized and Unrealized gains (losses) on
  investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                     632,678           319,427            182,677
    Foreign currency transactions                                  -                 -                  -
    Futures transactions                                   1,175,768                 -                  -
  Net change in unrealized appreciation or
    depreciation on:
    Investments                                           51,201,574          (625,457)          (210,107)
    Translation of assets and liabilities
      in foreign currency                                          -                 -                  -
    Futures transactions                                    (107,453)                -                  -
                                                     ---------------   ---------------     --------------
Net gains (losses) on investments                         52,902,567          (306,030)           (27,430)
                                                     ---------------   ---------------     --------------
Net increase in net assets resulting
  from operations                                    $    62,615,451   $        27,431     $      227,269
                                                     ===============   ===============     ==============

                                                      INTERNATIONAL       INDEX 400         REAL ESTATE
                                                          BOND             MID-CAP           SECURITIES
                                                        PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                     ---------------    --------------     --------------
Investment Income
  Interest (net of foreign withholding taxes of
    $46,426 for International Bond Portfolio)        $     2,127,119    $       59,809     $       18,354
  Dividends (net of foreign withholding taxes
    of $9,714 for Real Estate Securities Portfolio)                -           802,035          2,242,190
  Income from securities lending activities                    8,811            23,207             13,310
                                                     ---------------    --------------     --------------
    Total investment income                                2,135,930           885,051          2,273,854
                                                     ---------------    --------------     --------------
Expenses (note 4):
  Investment advisory fee                                    381,228           110,279            426,938
  Rule 12b-1 fees                                            158,845           183,798            177,891
  Administrative services fee                                 28,800            28,800             28,800
  Custodian fees                                              56,289            11,921             10,927
  Audit and accounting services                               86,794            82,693             75,656
  Legal fees                                                  11,509            13,469             13,462
  Printing and shareholder reports                             7,845             8,488              8,237
  Director's fees                                              4,854             5,567              5,575
  Insurance                                                    1,807             1,844              1,814
  S&P licensing fee                                                -            20,000                  -
  Other                                                        3,603             3,968              3,929
                                                     ---------------    --------------     --------------
    Total expenses                                           741,574           470,827            753,229
                                                     ---------------    --------------     --------------
    Investment income - net                                1,394,356           414,224          1,520,625
                                                     ---------------    --------------     --------------
Realized and Unrealized gains (losses) on
  investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                     105,979         3,125,644          7,922,369
    Foreign currency transactions                          3,159,584                 -             (3,465)
    Futures transactions                                           -           507,712                  -
  Net change in unrealized appreciation or
    depreciation on:
    Investments                                            2,001,715         7,422,171         13,136,093
    Translation of assets and liabilities
      in foreign currency                                    127,658                 -                106
    Futures transactions                                           -            (6,447)                 -
                                                     ---------------    --------------     --------------
Net gains (losses) on investments                          5,394,936        11,031,620         21,055,103
                                                     ---------------    --------------     --------------
Net increase in net assets resulting
  from operations                                    $     6,789,292    $   11,463,304     $   22,575,728
                                                     ===============    ==============     ==============

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                                                                                        MONEY
                                                                    BOND                                MARKET
                                                                 PORTFOLIO                            PORTFOLIO
                                                     ---------------------------------     -------------------------------
                                                          2004              2003                2004             2003
                                                     ---------------    --------------     --------------   --------------
Operations:
  Investment income - net                            $    12,955,095    $   12,392,982     $      638,092   $      817,608
  Net realized gains (losses) on investments               2,122,715         6,188,646                  -                -
  Net change in unrealized appreciation or
    depreciation of investments                             (878,406)       (3,728,404)                 -                -
                                                     ---------------    --------------     --------------   --------------
    Net increase in net assets resulting from
      operations                                          14,199,404        14,853,224            638,092          817,608
                                                     ---------------    --------------     --------------   --------------

Distributions to shareholders from:
  Investment income - net                                          -                 -           (638,092)        (817,608)
                                                     ---------------    --------------     --------------   --------------
      Total distributions                                          -                 -           (638,092)        (817,608)
                                                     ---------------    --------------     --------------   --------------
Capital share transactions (note 7):
  Proceeds from sales                                     17,293,210        30,448,307         36,820,062       41,211,415
  Shares issued as a result of reinvested
    distributions                                                  -                 -            593,582          774,197
  Payments for redemption of shares                      (13,491,104)      (34,853,129)       (48,049,479)     109,620,080)
                                                     ---------------    --------------     --------------   --------------
      Increase (decrease) in net assets from
        capital share transactions                         3,802,106        (4,404,822)       (10,635,835)     (67,634,468)
                                                     ---------------    --------------     --------------   --------------
      Total increase (decrease) in net assets             18,001,510        10,448,402        (10,635,835)     (67,634,468)
                                                     ---------------    --------------     --------------   --------------
Net assets at beginning of year                          286,934,451       276,486,049         96,068,727      163,703,195
                                                     ---------------    --------------     --------------   --------------
Net assets at end of year*                           $   304,935,961    $  286,934,451     $   85,432,892   $   96,068,727
                                                     ===============    ==============     ==============   ==============

*  including (distributions in excess of)
   undistributed net investment income of            $             -    $            -     $        1,436   $            -

See accompanying notes to financial statements.


                                                                   MORTGAGE
                                                                  SECURITIES                          INDEX 500
                                                                  PORTFOLIO                           PORTFOLIO
                                                     ---------------------------------     -------------------------------
                                                          2004               2003               2004             2003
                                                     ---------------    --------------     --------------   --------------
Operations:
  Investment income - net                            $    11,744,056    $   13,953,727     $    9,712,884   $    6,335,826
  Net realized gains (losses) on investments               2,217,470            10,587          1,808,446         (666,206)
  Net change in unrealized appreciation or
    depreciation of investments                           (2,924,759)       (3,714,438)        51,094,121      115,994,232
                                                     ---------------    --------------     --------------   --------------
    Net increase in net assets resulting from
      operations                                          11,036,767        10,249,876         62,615,451      121,663,852
                                                     ---------------    --------------     --------------   --------------

Distributions to shareholders from:
  Investment income - net                                          -                 -                  -                -
                                                     ---------------    --------------     --------------   --------------
      Total distributions                                          -                 -                  -                -
                                                     ---------------    --------------     --------------   --------------
Capital share transactions (note 7):
  Proceeds from sales                                      6,734,041        25,357,821         38,335,596       97,114,557
  Shares issued as a result of reinvested
    distributions                                                  -                 -                  -                -
  Payments for redemption of shares                      (24,286,969)      (43,412,494)       (24,156,726)     (50,833,812)
                                                     ---------------    --------------     --------------   --------------
      Increase (decrease) in net assets from
        capital share transactions                       (17,552,928)      (18,054,673)        14,178,870       46,280,745
                                                     ---------------    --------------     --------------   --------------
      Total increase (decrease) in net assets             (6,516,161)       (7,804,797)        76,794,321      167,944,597
                                                     ---------------    --------------     --------------   --------------
Net assets at beginning of year                          241,997,103       249,801,900        586,841,976      418,897,379
                                                     ---------------    --------------     --------------   --------------
Net assets at end of year*                           $   235,480,942    $  241,997,103     $  663,636,297   $  586,841,976
                                                     ===============    ==============     ==============   ==============

*  including (distributions in excess of)
   undistributed net investment income of            $             -    $            -     $            -   $            -

                                                                   MATURING
                                                                  GOVERNMENT
                                                                  BOND 2006
                                                                  PORTFOLIO
                                                     ---------------------------------
                                                          2004               2003
                                                     ---------------    --------------
Operations:
  Investment income - net                            $       333,461    $      438,761
  Net realized gains (losses) on investments                 319,427           107,914
  Net change in unrealized appreciation or
    depreciation of investments                             (625,457)         (326,878)
                                                     ---------------    --------------
    Net increase in net assets resulting from
      operations                                              27,431           219,797
                                                     ---------------    --------------

Distributions to shareholders from:
  Investment income - net                                          -                 -
                                                     ---------------    --------------
      Total distributions                                          -                 -
                                                     ---------------    --------------
Capital share transactions (note 7):
  Proceeds from sales                                         87,953         1,854,083
  Shares issued as a result of reinvested
    distributions                                                  -                 -
  Payments for redemption of shares                       (4,493,991)       (2,767,548)
                                                     ---------------    --------------
      Increase (decrease) in net assets from
        capital share transactions                        (4,406,038)         (913,465)
                                                     ---------------    --------------
      Total increase (decrease) in net assets             (4,378,607)         (693,668)
                                                     ---------------    --------------
Net assets at beginning of year                            9,955,908        10,649,576
                                                     ---------------    --------------
Net assets at end of year*                           $     5,577,301    $    9,955,908
                                                     ===============    ==============

*  including (distributions in excess of)
   undistributed net investment income of            $             -    $            -

                                                                 MATURING
                                                                GOVERNMENT                         INTERNATIONAL
                                                                 BOND 2010                             BOND
                                                                 PORTFOLIO                           PORTFOLIO
                                                     ---------------------------------     -------------------------------
                                                          2004               2003               2004             2003
                                                     ---------------    --------------     --------------   --------------
Operations:
  Investment income - net                            $       254,699    $      349,614     $    1,394,356   $    1,601,829
  Net realized gains on investments
    and foreign currencies                                   182,677           101,197          3,265,563        8,590,402
  Net change in unrealized appreciation or
    depreciation of investments                             (210,107)         (190,348)         2,129,373        1,354,203
                                                     ---------------    --------------     --------------   --------------
    Net increase in net assets resulting from
      operations                                             227,269           260,463          6,789,292       11,546,434
                                                     ---------------    --------------     --------------   --------------
Capital share transactions (note 7):
  Proceeds from sales                                        487,880         1,866,320          5,466,361       14,540,577
  Shares issued as a result of reinvested
    distributions                                                  -                 -                  -                -
  Payments for redemption of shares                       (1,607,581)       (3,831,413)       (13,033,612)     (11,457,486)
                                                     ---------------    --------------     --------------   --------------
      Increase (decrease) in net assets from
        capital share transactions                        (1,119,701)       (1,965,093)        (7,567,251)       3,083,091
                                                     ---------------    --------------     --------------   --------------
      Total increase (decrease) in net assets               (892,432)       (1,704,630)          (777,959)      14,629,525
                                                     ---------------    --------------     --------------   --------------
Net assets at beginning of year                            7,654,255         9,358,885         68,312,168       53,682,643
                                                     ---------------    --------------     --------------   --------------
Net assets at end of year*                           $     6,761,823    $    7,654,255     $   67,534,209   $   68,312,168
                                                     ===============    ==============     ==============   ==============

*  including (distributions in excess of)
   undistributed net investment income of            $             -    $            -     $       26,412   $      140,601

See accompanying notes to financial statements.


                                                                 INDEX 400                          REAL ESTATE
                                                                  MID-CAP                           SECURITIES
                                                                 PORTFOLIO                           PORTFOLIO
                                                     ----------------------------------    -------------------------------
                                                          2004               2003               2004             2003
                                                     ---------------    ---------------    --------------   --------------
Operations:
  Investment income - net                            $       414,224    $       301,237    $    1,520,625   $    1,201,296
  Net realized gains on investments
    and foreign currencies                                 3,633,356            127,342         7,918,904        2,810,288
  Net change in unrealized appreciation or
    depreciation of investments                            7,415,724         14,468,063        13,136,199       11,758,356
                                                     ---------------    ---------------    --------------   --------------
    Net increase in net assets resulting from
      operations                                          11,463,304         14,896,642        22,575,728       15,769,940
                                                     ---------------    ---------------    --------------   --------------
Capital share transactions (note 7):
  Proceeds from sales                                     17,345,933         17,096,094        23,653,792       15,161,956
  Shares issued as a result of reinvested
    distributions                                                  -                  -                 -                -
  Payments for redemption of shares                       (5,400,475)       (10,070,000)      (11,483,979)      (4,179,420)
                                                     ---------------    ---------------    --------------   --------------
      Increase (decrease) in net assets from
        capital share transactions                        11,945,458          7,026,094        12,169,813       10,982,536
                                                     ---------------    ---------------    --------------   --------------
      Total increase (decrease) in net assets             23,408,762         21,922,736        34,745,541       26,752,476
                                                     ---------------    ---------------    --------------   --------------
Net assets at beginning of year                           63,758,230         41,835,494        60,664,490       33,912,014
                                                     ---------------    ---------------    --------------   --------------
Net assets at end of year*                           $    87,166,992    $    63,758,230    $   95,410,031   $   60,664,490
                                                     ===============    ===============    ==============   ==============

*  including (distributions in excess of)
   undistributed net investment income of            $             -    $             -    $            -   $            -

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

(1)   ORGANIZATION

      Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of nine portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities). Each Portfolio is diversified except International Bond. The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed consistently by the Fund are as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. If either the Advisor or sub-Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates net asset value, it immediately notifies the Advisor's Valuation Committee, which then meets promptly to determine whether fair value pricing is needed in accordance with the Portfolio's valuation procedures and, if so, to approve the pricing methodology to be used. Short-term securities, with the exception of those held in Money Market, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance Money Market will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract.

   FUTURES TRANSACTIONS

      To gain exposure to or protect itself from market changes, the Fund (excluding Money Market) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

   FEDERAL TAXES

      Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax. The Fund (excluding Money Market) uses consent dividends in place of commercial distributions.

      For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 2004 which are available to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

                                 CARRYOVER EXPIRING IN:
               ------------------------------------------------------------
PORTFOLIO          2009            2010            2011            2012
---------      ------------    ------------    ------------    ------------
Money Market              -               -               -          (1,436)
Index 500        (6,432,817)    (13,217,394)     (1,535,500)              -

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                              UNDISTRIBUTED NET       ACCUMULATED          ADDITIONAL
                              INVESTMENT INCOME   REALIZED GAIN (LOSS)   PAID-IN-CAPITAL
                              -----------------   --------------------   ---------------
Bond                             (12,955,095)         (1,948,518)          14,903,613
Money Market                           1,436              (1,436)                   -
Mortgage Securities              (11,744,056)         (1,704,075)          13,448,131
Index 500                         (9,712,884)                  -            9,712,884
Maturing Government Bond 2006       (333,461)           (319,427)             652,888
Maturing Government Bond 2010       (254,699)           (176,574)             431,273
International Bond                (1,508,545)         (3,262,923)           4,771,468
Index 400 Mid-Cap                   (414,224)         (2,699,425)           3,113,649
Real Estate Securities            (1,520,625)         (7,946,941)           9,467,566

      Included in the reclassification adjustments above are $14,903,613, $13,448,131, $9,712,884 $652,888, $431,273, $4,771,468, $3,113,630 and
$9,467,566 in consent dividends for Bond, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government 2010, International Bond, Index 400 and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

The tax character of distributions paid for the years indicated is as follows:

                                           YEAR ENDED DECEMBER 31,
                                       ----------------------------
                                          2004             2003
                                       ------------    ------------
Money Market
Distributions paid from:
Ordinary Income                        $    638,092    $    817,608

      As of December 31, 2004, the components of distributable earnings on a tax basis for each portfolio are as follows:

                                 UNDISTRIBUTED        ACCUMULATED       UNREALIZED APPRECIATION
                                ORDINARY INCOME  LONG-TERM GAIN (LOSS)       (DEPRECIATION)
                                ---------------  --------------------   -----------------------
Bond                                       -                 -                     4,709,508
Money Market                         100,292                 -                             -
Mortgage Securities                        -                 -                      (106,426)
Index 500                                  -                 -                   242,710,112
Maturing Government Bond 2006              -                 -                       282,788
Maturing Government Bond 2010              -                 -                       599,139
International Bond                         -                 -                     6,237,208
Index 400 Mid-Cap                          -                 -                    15,859,037
Real Estate Securities                     -                 -                    26,271,340

   DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders from net investment income for Money Market are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

      Delivery and payment for securities which have been purchased by the Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2004, the Mortgage Securities Portfolio had entered into outstanding, when-issued or forward commitments of $15,648,800. The Portfolio has segregated assets to cover such when-issued and forward commitments.

(3)   INVESTMENT SECURITY TRANSACTIONS

      The cost of purchases and proceeds from sales of investment securities, other than temporary or securities lending collateral investments in short-term securities, for the year ended December 31, 2004 were as follows:

                                      NON-U.S. GOVERNMENT                 U.S. GOVERNMENT*
                                -------------------------------   -------------------------------
                                  PURCHASES          SALES           PURCHASES         SALES
                                --------------   --------------   --------------   --------------
Bond                            $  127,589,136   $  112,971,738   $  249,433,408   $  246,220,642
Mortgage Securities                 52,092,112       57,345,030      303,908,927      302,274,977
Index 500                           36,849,479        9,753,480                -                -
Maturing Government Bond 2006                -                -        1,887,580        6,473,948
Maturing Government Bond 2010                -                -        1,234,635        2,476,988
International Bond                  88,765,579       93,514,583                -                -
Index 400 Mid-Cap                   24,342,771       11,264,342                -                -
Real Estate Securities              74,326,992       59,879,028                -                -

----------
*Includes U.S. government sponsored enterprise securities

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

      The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

During 2004 each Portfolio of the Fund paid Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

                                          ANNUAL FEE ON NET ASSETS
                                  ------------------------------------------
Bond                              .30% of net assets to $500 million; and
                                  .25% of net assets exceeding $500
                                  million to $1 billion; and
                                  .20% of net assets exceeding $1 billion

Money Market                      .25% of net assets to $1 billion; and
                                  .20% of net assets exceeding $1 billion

Mortgage Securities               .30% of net assets to $1 billion; and
                                  .25% of net assets exceeding $1 billion

Index 500                         .15% of net assets to $250 million; and
                                  .10% of net assets exceeding $250
                                  million to $1 billion; and
                                  .075% of net assets exceeding $1 billion

Maturing Government Bond 2006     .25% of net assets

Maturing Government Bond 2010     .25% of net assets

International Bond                .60% of net assets to $1 billion; and
                                  .55% of net assets exceeding $1 billion

Index 400 Mid-Cap                 .15% of net assets to $250 million;
                                  .10% of net assets exceeding $250
                                  million to $1 billion; and
                                  .075% of net assets exceeding $1 billion

Real Estate Securities            .60% of net assets to $1 billion; and
                                  .55% of net assets exceeding $1 billion

      Effective January 1, 2005, each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

                                          ANNUAL FEE ON NET ASSETS
                                  ------------------------------------------
Bond                              .40% of net assets to $1 billion; and
                                  .35% of net assets exceeding $1 billion

Money Market                      .30% of net assets to $1 billion; and
                                  .25% of net assets exceeding $1 billion

Mortgage Securities               .40% of net assets to $1 billion; and
                                  .35% of net assets exceeding $1 billion

                                          ANNUAL FEE ON NET ASSETS
                                  ------------------------------------------
Index 500                         .15% of net assets to $1 billion; and
                                  .10% of net assets exceeding $1 billion

Maturing Government Bond 2006     .25% of net assets

Maturing Government Bond 2010     .25% of net assets

International Bond                .60% of net assets to $1 billion; and
                                  .55% of net assets exceeding $1 billion

Index 400 Mid-Cap                 .15% of net assets to $1 billion; and
                                  .10% of net assets exceeding $1 billion

Real Estate Securities            .70% of net assets to $1 billion; and
                                  .65% of net assets exceeding $1 billion

      Advantus Capital has a sub-advisory agreement with Julius Baer Investment Management, Inc., ( the "sub-Advisor) a registered investment Advisor for International Bond, under which Advantus Capital pays the sub-Advisor an annual fee of .30% based on average daily net assets.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

   ADMINISTRATIVE SERVICES FEE

      Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $2,400 per month. Effective January 1, 2005, the administrative services fee for each Portfolio is $2,600 per month.

   ACCOUNTING SERVICES

      The Fund entered has an agreement with State Street in which State Street provides daily fund accounting services. Under this agreement, the annual fee for each portfolio is equal to .02% of the first $2.5 billion in net assets, ..015% of net assets from $2.5 billion to $5.0 billion, and .01% of net assets in excess of $5 billion.

   DISTRIBUTION FEES

      The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees at the annual rate of .25% of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which reduces a Portfolio's net assets as do other Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(5)   SECURITIES LENDING

      To enhance returns, certain portfolios of the Fund loan securities to brokers in exchange for collateral. The Portfolios receive a fee from the brokers measured as a percent of the loaned securities. Upon initiation of the loan, 102% collateral for U.S. securities and 105% for foreign securities is required. If at anytime the collateral falls below 100%, brokers are required to fund back to 102% for U.S. securities and 105% for foreign securities.

The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the respective Portfolio on the next business day. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

The value of securities on loan at December 31, 2004 is as follows:

                                                   MARKET VALUE OF
                                                  SECURITIES LOANED
                                                  -----------------
Bond                                               $   39,806,187
Index 500                                              40,480,633
Maturing Government Bond 2010                             971,880
International Bond                                      1,370,298
Index 400 Mid-Cap                                      13,464,598
Real Estate Securities                                  4,271,305

      Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Portfolio. Wells Fargo Fund's Management, LLC receives 25% of income on securities lending activities and covers the expenses associated with securities lending activities.

(6)   ILLIQUID SECURITIES

Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2004, investments in securities of Bond, Mortgage Securities, and Real Estate Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Mortgage Securities, and Real Estate Securities were $9,360,867, $11,075,449, and $610,995, respectively, which represent 3.1%, 4.7%
and .6% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares of Portfolios for the years ended December 31, 2004 and 2003 were as follows:

                                                  BOND                       MONEY MARKET
                                     -----------------------------   -----------------------------
                                         2004            2003             2004            2003
                                     -------------   -------------   -------------   -------------
Sold                                    12,285,579      22,972,274      36,820,062      41,211,415
Issued for reinvested distributions              -               -         593,582         774,197
Redeemed                                (9,707,723)    (26,146,413)    (48,049,479)   (109,620,080)
                                     -------------   -------------   -------------   -------------
                                         2,577,856      (3,174,139)    (10,635,835)    (67,634,468)
                                     =============   =============   =============   =============

                                           MORTGAGE SECURITIES                 INDEX 500
                                     -----------------------------   -----------------------------
                                         2004            2003             2004            2003
                                     -------------   -------------   -------------   -------------
Sold                                     4,882,348      19,450,861      10,903,301      33,095,221
Issued for reinvested distributions              -               -               -               -
Redeemed                               (17,800,555)    (32,971,443)     (6,760,038)    (18,490,212)
                                     -------------   -------------   -------------   -------------
                                       (12,918,207)    (13,520,582)      4,143,263      14,605,009
                                     =============   =============   =============   =============

                                          MATURING GOVERNMENT             MATURING GOVERNMENT
                                               BOND 2006                       BOND 2010
                                     -----------------------------   -----------------------------
                                         2004            2003             2004            2003
                                     -------------   -------------   -------------   -------------
Sold                                        62,224       1,340,916         304,490       1,222,162
Issued for reinvested distributions              -               -               -               -
Redeemed                                (3,188,986)     (1,983,262)     (1,020,343)     (2,488,092)
                                     -------------   -------------   -------------   -------------
                                        (3,126,762)       (642,346)       (715,853)     (1,265,930)
                                     =============   =============   =============   =============

                                          INTERNATIONAL BOND               INDEX 400 MID-CAP
                                     -----------------------------   -----------------------------
                                         2004            2003             2004            2003
                                     -------------   -------------   -------------   -------------
Sold                                     4,242,120      12,689,718      12,924,348      15,964,128
Issued for reinvested distributions              -               -               -               -
Redeemed                               (10,182,668)     (9,811,073)     (3,995,094)    (10,212,359)
                                     -------------   -------------   -------------   -------------
                                        (5,940,548)      2,878,645       8,929,254       5,751,769
                                     =============   =============   =============   =============

                                             REAL ESTATE
                                              SECURITIES
                                     -----------------------------
                                          2004            2003
                                     -------------   -------------
Sold                                    14,567,773      12,476,190
Issued for reinvested distributions              -               -
Redeemed                                (7,849,224)     (3,977,042)
                                     -------------   -------------
                                         6,718,549       8,499,148
                                     =============   =============

(8)   FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      1.37   $      1.30   $      1.18   $      1.22    $      1.18
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
   Net investment income                                              .06           .06           .06           .06            .08
   Net gains on securities
     (both realized and unrealized)                                   .01           .01           .06           .04            .03
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                .07           .07           .12           .10            .11
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                                 -             -             -          (.14)          (.07)
                                                              -----------   -----------   -----------   -----------    -----------
      Total distributions                                               -             -             -          (.14)          (.07)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      1.44   $      1.37   $      1.30   $      1.18    $      1.22
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                     4.98%         5.35%        10.50%         7.90%         10.44%
Net assets, end of year (in thousands)                        $   304,936   $   286,934   $   276,486   $   235,318    $   187,254
Ratios to average net assets:
  Expenses                                                            .64%          .61%          .61%          .60%           .61%
  Net investment income                                              4.42%         4.32%         5.20%         5.96%          6.43%
Portfolio turnover rate (excluding short-term securities)           124.2%        128.4%        140.8%        197.8%         206.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MONEY MARKET PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      1.00   $      1.00   $      1.00   $      1.00    $      1.00
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
   Net investment income                                              .01           .01           .01           .04            .06
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                .01           .01           .01           .04            .06
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                              (.01)         (.01)         (.01)         (.04)          (.06)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      1.00   $      1.00   $      1.00   $      1.00    $      1.00
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                      .74%          .61%         1.28%         3.75%          5.96%
Net assets, end of year (in thousands)                        $    85,433   $    96,069   $   163,703   $   140,058    $   184,098
Ratios to average net assets:
  Expenses                                                            .64%          .60%          .57%          .57%           .58%
  Net investment income                                               .75%          .64%         1.26%         3.73%          5.83%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MORTGAGE SECURITIES PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      1.34   $      1.29   $      1.18   $      1.22    $      1.17
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
   Net investment income                                              .07           .08           .08           .07            .09
   Net gains (losses) on securities
     (both realized and unrealized)                                     -          (.03)          .03           .04            .04
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                .07           .05           .11           .11            .13
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                                 -             -             -          (.15)          (.08)
                                                              -----------   -----------   -----------   -----------    -----------
      Total distributions                                               -             -             -          (.15)          (.08)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      1.41   $      1.34   $      1.29   $      1.18    $      1.22
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                     4.81%         4.15%         9.66%         9.04%         11.80%
Net assets, end of year (in thousands)                        $   235,481   $   241,997   $   249,802   $   230,141    $   151,141
Ratios to average net assets:
  Expenses                                                            .65%          .62%          .62%          .61%           .62%
  Net investment income                                              4.98%         5.51%         6.41%         6.85%          7.30%
Portfolio turnover rate (excluding short-term securities)           152.2%         83.9%         82.4%         81.9%          48.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INDEX 500 PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      3.45   $      2.70   $      3.47   $      4.05    $      4.56
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
Net investment income                                                 .06           .04           .04           .03            .03
   Net gains (losses) on securities
     (both realized and unrealized)                                   .30           .71          (.81)         (.54)          (.44)
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                .36           .75          (.77)         (.51)          (.41)
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                                 -             -             -          (.03)          (.03)
   Distributions from net realized gains                                -             -             -          (.04)          (.07)
                                                              -----------   -----------   -----------   -----------    -----------
      Total distributions                                               -             -             -          (.07)          (.10)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      3.81   $      3.45   $      2.70   $      3.47    $      4.05
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                    10.39%        28.04%       (22.37)%      (12.25)%        (9.39)%
Net assets, end of year (in thousands)                        $   663,636   $   586,842   $   418,897   $   520,644    $   584,239
Ratios to average net assets:
  Expenses                                                            .45%          .45%          .43%          .42%           .44%
  Net investment income                                              1.59%         1.34%         1.23%          .93%           .73%
Portfolio turnover rate (excluding short-term securities)             1.6%          2.8%          7.8%          6.1%          12.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      1.40   $      1.38   $      1.22   $      1.18    $      1.09
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
   Net investment income                                              .08           .06           .06           .06            .07
   Net gains (losses) on securities
     (both realized and unrealized)                                  (.08)         (.04)          .10           .04            .09
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                  -           .02           .16           .10            .16
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                                 -             -             -          (.06)          (.07)
                                                              -----------   -----------   -----------   -----------    -----------
      Total distributions                                               -             -             -          (.06)          (.07)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      1.40   $      1.40   $      1.38   $      1.22    $      1.18
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                      .12%         1.95%        12.99%         8.08%         15.63%
Net assets, end of year (in thousands)                        $     5,577   $     9,956   $    10,650   $     8,694    $     6,429
Ratios to average net assets:
  Expenses                                                           1.47%         1.00%          .65%          .40%           .40%
  Net investment income                                              4.04%         3.95%         4.81%         5.39%          5.92%
  Expenses without waiver                                            1.47%         1.00%         1.02%         1.16%          1.41%
  Net investment income without waiver                               4.04%         3.95%         4.44%         4.63%          4.91%
Portfolio turnover rate (excluding short-term securities)            22.8%         12.4%          5.9%          6.4%           3.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      1.55   $      1.51   $      1.27   $      1.35    $      1.19
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
   Net investment income                                              .06           .07           .05           .07            .08
   Net gains (losses) on securities
    (both realized and unrealized)                                   (.01)         (.03)          .19          (.01)           .17
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                .05           .04           .24           .06            .25
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                                 -             -             -          (.14)          (.08)
   Distributions from net realized gains                                -             -             -             -           (.01)
                                                              -----------   -----------   -----------   -----------    -----------
      Total distributions                                               -             -             -          (.14)          (.09)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      1.60   $      1.55   $      1.51   $      1.27    $      1.35
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                     3.31%         2.75%        18.85%         4.96%         21.36%
Net assets, end of year (in thousands)                        $     6,762   $     7,654   $     9,359   $     5,855    $     5,537
Ratios to average net assets:
  Expenses                                                           1.62%         1.12%          .65%          .40%           .40%
  Net investment income                                              3.53%         3.67%         4.79%         5.49%          6.22%
  Expenses without waiver                                            1.62%         1.12%         1.28%         1.42%          1.66%
  Net investment income without waiver                               3.53%         3.67%         4.16%         4.47%          4.96%
Portfolio turnover rate (excluding short-term securities)            17.1%         10.5%         19.1%         17.3%           8.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INTERNATIONAL BOND PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      1.31   $      1.09   $      0.92   $      0.95    $      0.94
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
   Net investment income                                              .03           .03           .05           .04            .04
   Net gains (losses) on securities
     (both realized and unrealized)                                   .12           .19           .12          (.06)          (.03)
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                .15           .22           .17          (.02)           .01
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                                 -             -             -          (.01)             -
                                                              -----------   -----------   -----------   -----------    -----------
      Total distributions                                               -             -             -          (.01)             -
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      1.46   $      1.31   $      1.09   $      0.92    $      0.95
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                    11.43%        20.25%        17.94%        (1.51)%         1.42%
Net assets, end of year (in thousands)                        $    67,534   $    68,312   $    53,683   $    39,958    $    37,177
Ratios to average net assets:
  Expenses                                                           1.17%         1.09%         1.24%         1.20%          1.33%
  Net investment income                                              2.20%         2.55%         4.52%         4.50%          4.85%
Portfolio turnover rate (excluding short-term securities)           145.2%        364.8%        304.1%        251.7%         306.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INDEX 400 MID-CAP PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      1.29   $      0.96   $      1.13   $      1.22    $      1.18
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
   Net investment income                                              .01           .01             -           .01            .01
   Net gains (losses) on securities
     (both realized and unrealized)                                   .20           .32          (.17)         (.03)           .19
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                .21           .33          (.17)         (.02)           .20
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                                 -             -             -          (.01)          (.01)
   Distributions from net realized gains                                -             -             -          (.04)          (.15)
   Tax return of capital                                                -             -             -          (.02)             -
                                                              -----------   -----------   -----------   -----------    -----------
      Total distributions                                               -             -             -          (.07)          (.16)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      1.50   $      1.29   $      0.96   $      1.13    $      1.22
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                    15.73%        34.59%       (15.03)%       (1.07)%        16.05%
Net assets, end of year (in thousands)                        $    87,167   $    63,758   $    41,835   $    41,069    $    35,768
Ratios to average net assets:
  Expenses                                                            .64%          .61%          .65%          .55%           .55%
  Net investment income                                               .56%          .62%          .42%          .82%          1.18%
  Expenses without waiver                                             .64%          .61%          .65%          .67%           .80%
  Net investment income without waiver                                .56%          .62%          .42%          .70%           .93%
Portfolio turnover rate (excluding short-term securities)            16.3%         11.0%         20.0%         29.8%          78.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

REAL ESTATE SECURITIES PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2004          2003          2002          2001         2000(b)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year                            $      1.46   $      1.02   $      0.96   $      0.90    $      0.76
                                                              -----------   -----------   -----------   -----------    -----------
Income from investment operations:
   Net investment income                                              .03           .03           .03           .03            .04
   Net gains on securities (both realized and unrealized)             .48           .41           .03           .06            .15
                                                              -----------   -----------   -----------   -----------    -----------
      Total from investment operations                                .51           .44           .06           .09            .19
                                                              -----------   -----------   -----------   -----------    -----------
Less distributions:
   Dividends from net investment income                                 -             -             -          (.03)          (.04)
   Tax return of capital                                                -             -             -             -           (.01)
                                                              -----------   -----------   -----------   -----------    -----------
      Total distributions                                               -             -             -          (.03)          (.05)
                                                              -----------   -----------   -----------   -----------    -----------
Net asset value, end of year                                  $      1.97   $      1.46   $      1.02   $      0.96    $      0.90
                                                              ===========   ===========   ===========   ===========    ===========
Total return (a)                                                    35.52%        42.21%         6.97%        10.03%         25.61%
Net assets, end of year (in thousands)                        $    95,410   $    60,664   $    33,912   $    15,638    $     9,947
Ratios to average net assets:
  Expenses                                                           1.06%         1.11%         1.00%         1.00%           .97%
  Net investment income                                              2.13%         2.78%         3.38%         4.43%          5.32%
  Expenses without waiver                                            1.06%         1.11%         1.18%         1.59%          2.03%
  Net investment income without waiver                               2.13%         2.78%         3.23%         3.84%          4.26%
Portfolio turnover rate (excluding short-term securities)            85.3%         45.4%         70.2%        160.4%         143.7%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                                           FUND EXPENSE EXAMPLES
                                                                     (UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                          ACCOUNT VALUE
                                ---------------------------------
                                 BEGINNING OF
                                    PERIOD        END OF PERIOD    EXPENSES PAID    EXPENSE RATIO
                                 JULY 1, 2004   DECEMBER 31, 2004  DURING PERIOD*   DURING PERIOD*
                                 ------------   -----------------  --------------   --------------
BOND PORTFOLIO
Actual Return                     $  1,000.00      $  1,046.50        $    3.40         0.66%
Hypothetical return before
   expenses                       $  1,000.00      $  1,021.82        $    3.35         0.66%
MONEY MARKET PORTFOLIO
Actual Return                     $  1,000.00      $  1,005.10        $    3.48         0.69%
Hypothetical return before
   expenses                       $  1,000.00      $  1,021.67        $    3.51         0.69%
MORTGAGE SECURITIES PORTFOLIO
Actual Return                     $  1,000.00      $  1,038.20        $    3.43         0.67%
Hypothetical return before
   expenses                       $  1,000.00      $  1,021.77        $    3.40         0.67%
INDEX 500 PORTFOLIO
Actual Return                     $  1,000.00      $  1,069.40        $    2.50         0.48%
Hypothetical return before
   expenses                       $  1,000.00      $  1,022.72        $    2.44         0.48%
MATURING GOVERNMENT BOND
   2006 PORTFOLIO
Actual Return                     $  1,000.00      $  1,006.50        $    9.94         1.47%
Hypothetical return before
   expenses                       $  1,000.00      $  1,015.23        $    9.98         1.47%
MATURING GOVERNMENT BOND
   2010 PORTFOLIO
Actual Return                     $  1,000.00      $  1,039.70        $   10.15         1.62%
Hypothetical return before
   expenses                       $  1,000.00      $  1,015.18        $   10.03         1.62%
INTERNATIONAL BOND PORTFOLIO
Actual Return                     $  1,000.00      $  1,140.00        $    6.67         1.24%
Hypothetical return before
   expenses                       $  1,000.00      $  1,018.90        $    6.29         1.24%
INDEX 400 MID-CAP PORTFOLIO
Actual Return                     $  1,000.00      $  1,094.10        $    3.58         0.68%
Hypothetical return before
   expenses                       $  1,000.00      $  1,021.72        $    3.46         0.68%
REAL ESTATE SECURITIES PORTFOLIO
Actual Return                     $  1,000.00      $  1,280.60        $    6.25         1.09%
Hypothetical return before
   expenses                       $  1,000.00      $  1,019.66        $    5.53         1.09%

----------
* Expenses are equal to the portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 366 to reflect the one-half year period.

Please note that the expenses shown in both the actual and hypothetical examples are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADVANTUS SERIES FUND, INC.
PROXY VOTING AND QUARTERLY HOLDINGS INFORMATION
(UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Advantus uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

PROXY VOTING RECORD

The Fund's proxy voting record for the 12 month period ended June 30 is available by calling 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                      ADVANTUS SERIES FUND, INC.
                                                      SHAREHOLDER VOTING RESULTS
                                                                     (UNAUDITED)

On December 28, 2004, a special shareholder meeting was held. Shareholders of record on November 2, 2004, were entitled to vote on the proposals described below.

1. To elect a Board of Directors as follows:

                                          VOTES             VOTES
DIRECTOR                                   FOR             WITHHELD
--------                             ---------------   ---------------
Dianne M. Orbison                     761,817,916.410   35,602,878.489
William C. Melton                     764,020,888.129   33,399,906.770
Ralph D. Ebbott                       761,070,521.285   36,350,273.614
Dorothy J. Bridges                    764,806,678.423   32,614,116.476

2. To approve an amended investment advisory agreement between the Fund and Advantus Capital Management, Inc., that would increase the advisory fee payable to Advantus Capital by each of the following Portfolios.

                                          VOTES             VOTES              VOTES
                                           FOR             AGAINST            ABSTAIN
                                     ----------------  ----------------  ----------------
Advantus Bond Portfolio               176,650,525.429    22,811,965.738     9,694,888.003
Advantus Index 400
   Mid-Cap Portfolio                   45,289,458.868    10,075,094.671     1,774,453.102
Advantus Index 500
   Portfolio                          137,654,498.564    28,952,600.838     8,472,756.210
Advantus Money Market
   Portfolio                           74,508,539.462     6,587,073.225     6,595,993.599
Advantus Mortgage
   Securities Portfolio               146,795,174.450    13,197,007.049     8,122,853.880
Advantus Real Estate
   Securities Portfolio                37,392,903.133     5,852,223.327     2,373,674.463

ADVANTUS SERIES FUND, INC.
DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, consisting of 9 portfolios, for which Advantus Capital serves as the investment adviser. Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                   POSITION WITH FUND
NAME, ADDRESS(1)                   AND LENGTH OF            PRINCIPAL OCCUPATION(S)
AND AGE                            TIME SERVED              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Dianne M. Orbison                  President since          President, Treasurer and Director, Advantus
Age: 52                            July 25, 2002            Capital Management, Inc.; Senior Vice
                                   Director since           President and Treasurer, Minnesota Life
                                   December 28,             Insurance Company; Vice President and
                                   2004                     Treasurer, Minnesota Mutual Companies, Inc.;
                                                            Vice President and Treasurer, Securian
                                                            Financial Group, Inc.; Vice President and
                                                            Treasurer, Securian Holding Company;
                                                            President, MIMLIC Funding, Inc. (entity
                                                            holding legal title to bonds beneficially
                                                            owned by certain clients of Advantus
                                                            Capital); President and Treasurer, MCM
                                                            Funding 1997-1, Inc. and MCM Funding 1998-1,
                                                            Inc. (entities holding legal title to
                                                            mortgages beneficially owned by certain
                                                            clients of Advantus Capital); Treasurer,
                                                            MIMLIC Life Insurance Company; Treasurer,
                                                            Securian Life Insurance Company

                                   POSITION WITH FUND
NAME, ADDRESS(1)                   AND LENGTH OF            PRINCIPAL OCCUPATION(S)
AND AGE                            TIME SERVED              DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Ralph D. Ebbott                    Director since           Retired, Vice President and Treasurer of
Age: 77                            October 22, 1985         Minnesota Mining and Manufacturing Company
                                                            (industrial and consumer products) through
                                                            June 1989

William C. Melton                  Director since           Founder and President of Melton Research Inc.
Age: 57                            April 25, 2002           since 1997; member of the Advisory Board of
                                                            Macroeconomic Advisors LLC since 1998;
                                                            member, Minneapolis StarTribune Board of
                                                            Economists since 1986; member, State of
                                                            Minnesota Council of Economic Advisors from
                                                            1988 to 1994; various senior positions at
                                                            American Express Financial Advisors (formerly
                                                            Investors Diversified Services and,
                                                            thereafter, IDS/American Express) from 1982
                                                            through 1997, including Chief Economist and,
                                                            thereafter, Chief International Economist

Dorothy J. Bridges                 Director since           Chief Executive Officer and President of
Age: 49                            December 28,             Franklin National Bank of Minneapolis
                                   2004

OTHER EXECUTIVE OFFICERS

Gary M. Kleist                     Vice President           Vice President - Chief Operations Officer,
Age: 44                            and Treasurer            Advantus Capital Management, Inc.; Second
                                   since July 24,           Vice President, Minnesota Life Insurance
                                   2003                     Company; Vice President and
                                                            Secretary/Treasurer, MIMLIC Funding, Inc.
                                                            (entity holding legal title to bonds
                                                            beneficially owned by certain clients of
                                                            Advantus Capital); Financial Vice President,
                                                            MCM Funding 1997-1, Inc. and MCM Funding
                                                            1998-1, Inc. (entities holding legal title to
                                                            mortgages beneficially owned by certain
                                                            clients of Advantus Capital)

                                   POSITION WITH FUND
NAME, ADDRESS(1)                   AND LENGTH OF            PRINCIPAL OCCUPATION(S)
AND AGE                            TIME SERVED              DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS -- CONTINUED

Michael J. Radmer                  Secretary since          Partner with the law firm of
Dorsey & Whitney LLP               April 16, 1998           Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 59

----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS THE DISTRIBUTOR OF MINNESOTA LIFE VARIABLE INSURANCE PRODUCTS.

THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT (MOA CLASSIC, MOA ACHIEVER OR MOA ADVISOR), ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE (VAL, VAL - SD, VAL HORIZON OR VAL - SUMMIT) PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A PORTFOLIO AND THE VARIABLE INSURANCE PRODUCT CAREFULLY BEFORE INVESTING. THE PORTFOLIO AND VARIABLE INSURANCE PRODUCT PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING.


[SECURIAN FINANCIAL SERVICES LOGO]

SECURIAN FINANCIAL SERVICES, INC.
SECURITIES DEALER, MEMBER NASD/SIPC
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
(1.888.237.1838)

A00430-0205

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $390 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $23 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US.


MINNESOTA LIFE
A MINNESOTA MUTUAL COMPANY                                    PRESORTED STANDARD
                                                              U.S. POSTAGE PAID
400 Robert Street North                                          ST. PAUL MN
St. Paul, MN  55101-2098                                       PERMIT NO. 3547
www.minnesotalife.com

CHANGE SERVICE REQUESTED


(C)2001 Minnesota Life Insurance Company.
All rights reserved.

F. 38897 Rev. 1-2005

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1). During the period covered by this report, there has been no amendment to the code of ethics nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Ralph D. Ebbott, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Ebbott as the Audit Committee's financial expert. Mr. Ebbott is an "independent" Director pursuant to paragraph
(a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

                2004                      2003
                ----                      ----
             $ 139,230                 $ 164,744

(b)   Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

                2004                      2003
                ----                      ----
                 -0-                       -0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)   Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

                2004                      2003
                ----                      ----
              $ 35,050                  $ 61,325

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)   All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4 were as follows:

                2004                      2003
                ----                      ----
                 -0-                       -0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant's audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

ADVANTUS SERIES FUND, INC.
PRE-APPROVAL OF SERVICES

                         -------------------
                        |Is the KPMG service|  ---
                        | performed directly|-| NO |-----------------
                        |   for the Fund?   |  ---                  |
                         -------------------                        |
                                  |                        ---------------------
                                 ---                      | Is Service related  |
                                |Yes|                     | to affiliate under  |
                                 ---                      |  common control -   |  ---       -----------------------
                                  |                       |    providing on-    |-| NO |----|  No Audit Committee   |
                         ---------------------            |  going service to   |  ---      | Pre-approval required |
                        | Is service Audit,   |           |      the Fund?      |            -----------------------
                        | Audit Related, Tax  |            ---------------------                                  |
                        |  Services or Other  |                     |                ---------------------        |
                        | Non-Audit Services? |                    ---              | Does service relate |  ---  |
                         ---------------------                    |Yes| ------------|   directly to the   |-| NO |-
                                  |                                ---              |    operations and   |  ---
                                 ---                                                | financial reporting |
                                |Yes|                                               |   of the Fund?      |
                                 ---                                                 ---------------------
                                  |                                                            |
                                  |                                                           ---        -----------------------
                                  |                                                          |Yes|------|     Pre-approval of   |
                                  |                                                           ---       | service on a case by  |
                                  |                                                                     |       case basis      |
                                  |                                                                      -----------------------
           --------------------------------------------------------
           |                      |                               |
     ----------------        ----------------              ----------------
    |   Is service   |      |   Is service   |            |   Is service   |
    | Audit Services?|      | Audit related  |            | other Non-Audit|
     ----------------       |or Tax Services?|            |    Services?   |
           |                 ----------------              ----------------
           |                      |                               |
          ---                    ---                             ---
         |Yes|                  |Yes|                           |Yes|
          ---                    ---                             ---
           |                      |                               |
           |                      |                               |
           |            --------------------                      |
  -----------------    |  Is service fee    |             -------------------------              ---------
 |  Pre-approval   |   | estimate >$20,000  |  ----      |  Is service allowable   |  ----      | Service |
 |   annually by   |   | (on an individual  |-| NO |--   |  under applicable SEC   |-| NO | --- |   not   |
 | Audit Committee |   |  project basis)?   |  ----  |   | rules (not prohibited)? |  ----      | allowed |
  -----------------    |        (1)         |        |    -------------------------              ---------
                        --------------------         |             |
                                 |                   |             |
                                ---                  |            ---
                              | Yes |                |           |Yes|
                                ---                  |            ---
                                 |                   |             |
                                 |                   |             |
                                 |                   |             |
                      ---------------------------    |    -------------------------
                     |  Pre-approval of service  |   |   | Pre-approval of service |
                     |  by Committee on a case   |   |   | by Committee on a case  |
                     |       by case basis       |   |   |      by case basis      |
                      ---------------------------    |    -------------------------
                                                     |
                                      ------------------------------
                                     |     Pre-approval of service  |
                                     | by Committee Chair on a case |
                                     |         by case basis        |
                                      ------------------------------

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost > $20,000. For projects with fee estimates < $20,000, Audit Committee Chair pre-approval required. For Projects > $20,000, Audit Committee pre-approval required.

                              ADVANTUS SERIES FUND

AUDIT COMMITTEE POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITOR

The Audit Committee (the "Committee") of the Advantus Series Fund, Inc. (the "Fund") has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm's independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

     - Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

     - Examine and evaluate the safeguards put into place by the Fund and the auditor to safeguard independence

     -    Meet quarterly with the partner of the independent audit firm

     - Consider approving CATEGORIES OF SERVICE that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund's independent audit firm directly for the Fund. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Fund's Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

     -    Annual Fund financial statement audits
     -    SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

     -    Accounting consultations
     -    Fund merger support services
     -    Other accounting related matters
     -    Agreed Upon Procedure Reports
     -    Attestation Reports
     -    Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the Full Committee on any such matters at the Committee's next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

     - Tax compliance services related to the filing or amendment of the following:
             -    Federal, state and local income tax compliance; and,
             -    Sales and use tax compliance

     -    Timely RIC qualification reviews
     -    Tax distribution analysis and planning
     -    Tax authority examination services
     -    Tax appeals support services
     -    Accounting methods studies
     -    Fund merger support services
     -    Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the Full Committee on any such matters at the Committee's next regularly scheduled meeting.

OTHER NON-AUDIT SERVICES

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

PROSCRIBED SERVICES

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

     -    Management functions
     -    Accounting and bookkeeping services
     -    Internal audit services
     -    Financial information systems design and implementation
     -    Valuation services supporting the financial statements
     -    Actuarial services supporting the financial statements
     -    Executive recruitment
     -    Expert services (e.g., litigation support)
     -    Investment banking

POLICY FOR PRE APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER AFFILIATED ENTITIES

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. ("Advantus") and any other entity under common control with Advantus that provides ongoing services to the Fund. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Fund.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

(f)   No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for each of the last two fiscal years by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

                2004                      2003
                ----                      ----
             $ 189,500                 $ 201,905

(h) The registrant's audit committee has considered that the provision of the non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. Schedule I - Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not "interested persons" of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("independent directors"). The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors. The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant's investment adviser. Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style. The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

          Exhibit 99.CODE ETH attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

          Exhibit 99.CERT attached hereto.

    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

          Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

      Exhibit 99.906 CERT attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advantus Series Fund, Inc.

By (Signature and Title)
                        ----------------------------------
                         Dianne M. Orbison, President

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
                        ----------------------------------
                         Dianne M. Orbison, President (Principal Executive Officer)

By (Signature and Title)
                        ----------------------------------
                         Gary M. Kleist, Treasurer (Principal Financial Officer)

Date: March 7, 2005